SEI INSTITUTIONAL MANAGED TRUST
JANUARY 31, 1997
--------------------------------------------------------------------------------

CORE FIXED INCOME PORTFOLIO
BOND PORTFOLIO
HIGH YIELD BOND PORTFOLIO

--------------------------------------------------------------------------------

This Prospectus sets forth concisely information about the above-referenced portfolios. Please read this Prospectus carefully before investing, and keep it on file for future reference.

A Statement of Additional Information dated January 31, 1997, has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing the Distributor, SEI Financial Services Company, Oaks, Pennsylvania 19456, or by calling 1-800-342-5734. The Statement of Additional Information is incorporated into this Prospectus by reference.

SEI Institutional Managed Trust (the "Trust") is an open-end management investment company, certain classes of which offer financial institutions a convenient means of investing their own funds or funds for which they act in a fiduciary, agency or custodial capacity in professionally managed diversified portfolios of securities. A portfolio may offer separate classes of shares that differ from each other primarily in the allocation of certain distribution expenses, sales charges and minimum investment amounts. This Prospectus offers the Class A shares of the fixed income portfolios (each a "Portfolio" and, together, the "Portfolios") listed above.

THE HIGH YIELD BOND PORTFOLIO INVESTS PRIMARILY, AND MAY INVEST ALL OF ITS ASSETS, IN LOWER RATED BONDS, COMMONLY REFERRED TO AS "JUNK BONDS." THESE SECURITIES ARE SPECULATIVE AND ARE SUBJECT TO GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST THAN INVESTMENTS IN HIGHER RATED BONDS. BECAUSE INVESTMENT IN SUCH SECURITIES ENTAILS GREATER RISKS, INCLUDING RISK OF DEFAULT, AN INVESTMENT IN THE HIGH YIELD BOND PORTFOLIO SHOULD NOT CONSTITUTE A COMPLETE INVESTMENT PROGRAM AND MAY NOT BE APPROPRIATE FOR ALL INVESTORS. INVESTORS SHOULD CAREFULLY CONSIDER THE RISKS POSED BY AN INVESTMENT IN THE HIGH YIELD BOND PORTFOLIO BEFORE INVESTING. SEE "INVESTMENT OBJECTIVES AND POLICIES," "RISK FACTORS" AND THE "APPENDIX."

--------------------------------------------------------------------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)        CLASS A
--------------------------------------------------------------------------------

                                               CORE FIXED               HIGH YIELD
                                                 INCOME       BOND         BOND
                                               PORTFOLIO    PORTFOLIO   PORTFOLIO
                                               ----------   ---------   ----------
Management Fee/Advisory Fees (AFTER FEE
 WAIVER) (1)                                        0.51%       0.43%        0.77%
12b-1 Fees                                           None        None         None
Total Other Expenses                                0.09%       0.17%        0.08%
   Shareholder Servicing Fees (AFTER FEE
     WAIVER) (2)                               0.00%        0.00%       0.00%
----------------------------------------------------------------------------------
Total Operating Expenses (AFTER FEE WAIVERS)
 (3)                                                0.60%       0.60%        0.85%
----------------------------------------------------------------------------------

(1) SEI FINANCIAL MANAGEMENT CORPORATION ("SFM") HAS AGREED TO WAIVE, ON A VOLUNTARY BASIS, A PORTION OF ITS MANAGEMENT FEE, AND THE MANAGEMENT/ ADVISORY FEES SHOWN REFLECT THIS VOLUNTARY WAIVER. SFM RESERVES THE RIGHT TO TERMINATE ITS WAIVER AT ANY TIME IN ITS SOLE DISCRETION. ABSENT SUCH FEE WAIVER, MANAGEMENT/ADVISORY FEES WOULD BE: CORE FIXED INCOME PORTFOLIO, .56%; BOND PORTFOLIO, .56%; AND HIGH YIELD BOND PORTFOLIO, .84%.

(2) THE DISTRIBUTOR HAS WAIVED, ON A VOLUNTARY BASIS, ALL OR A PORTION OF ITS SHAREHOLDER SERVICING FEE, AND THE SHAREHOLDER SERVICING FEES SHOWN REFLECT THIS WAIVER. THE DISTRIBUTOR RESERVES THE RIGHT TO TERMINATE ITS WAIVER AT ANY TIME IN ITS SOLE DISCRETION. ABSENT SUCH WAIVER, SHAREHOLDER SERVICING FEES WOULD BE .25% FOR EACH PORTFOLIO.

(3) ABSENT THESE FEE WAIVERS, TOTAL OPERATING EXPENSES FOR CLASS A SHARES OF THE PORTFOLIOS WOULD BE: CORE FIXED INCOME PORTFOLIO .90%; BOND PORTFOLIO, .98%; AND HIGH YIELD BOND PORTFOLIO, 1.17%. ADDITIONAL INFORMATION MAY BE FOUND UNDER "THE ADVISER," "THE SUB-ADVISERS" AND "THE MANAGER."

EXAMPLE                                                                  CLASS A
--------------------------------------------------------------------------------

                                               1 YR.    3 YRS.    5 YRS.    10 YRS.
                                               ------   -------   -------   --------
An investor in a Portfolio would pay the
 following expenses on a $1,000
 investment assuming (1) a 5% annual return
 and (2) redemption at the end
 of each time period:
  Core Fixed Income Portfolio                  $   6    $   19    $   33    $    75
  Bond Portfolio                               $   6    $   19    $   33    $    75
  High Yield Bond Portfolio                    $   9    $   27    $   47    $   105
------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF THE PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

THE PURPOSE OF THE EXPENSE TABLE AND EXAMPLE IS TO ASSIST THE INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT MAY BE DIRECTLY OR INDIRECTLY BORNE BY THE INVESTORS IN CLASS A SHARES OF THE PORTFOLIOS. CERTAIN PORTFOLIOS OF THE TRUST ALSO OFFER CLASS D SHARES, WHICH ARE SUBJECT TO THE SAME EXPENSES, EXCEPT THAT CLASS D SHARES BEAR DIFFERENT DISTRIBUTION COSTS, ADDITIONAL TRANSFER AGENT COSTS AND SALES CHARGES. A PERSON WHO PURCHASES SHARES THROUGH A FINANCIAL INSTITUTION MAY BE CHARGED SEPARATE FEES BY THAT INSTITUTION. ADDITIONAL INFORMATION MAY BE FOUND UNDER "THE MANAGER," "THE ADVISER." "THE SUB-ADVISERS" AND "DISTRIBUTION AND SHAREHOLDER SERVICING."

FINANCIAL HIGHLIGHTS
                  ______________________________________________________________

The following information has been audited by Price Waterhouse LLP, the Trust's independent accountants, as indicated in their report dated November 22, 1996 on the Trust's financial statements as of September 30, 1996 incorporated by reference into the Trust's Statement of Additional Information. The Trust's financial statements and additional performance information are set forth in the 1996 Annual Report to Shareholders, which is available upon request and without charge by calling 1-800-342-5734. This table should be read in conjunction with the Trust's financial statements and notes thereto.

FOR A CLASS A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                    NET ASSET                NET REALIZED AND   DIVIDENDS
                      VALUE        NET          UNREALIZED       FROM NET    DISTRIBUTIONS   NET ASSET
                    BEGINNING   INVESTMENT    GAINS (LOSSES)    INVESTMENT   FROM REALIZED   VALUE END
                    OF PERIOD     INCOME      ON SECURITIES       INCOME     CAPITAL GAINS   OF PERIOD
------------------------------------------------------------------------------------------------------
------------------
CORE FIXED INCOME
PORTFOLIO
------------------
CLASS A
  1996               $  10.46     $0.64           $(0.18)         $(0.69)       $--           $  10.23
  1995                   9.65      0.65             0.82           (0.66)       --               10.46
  1994                  10.87      0.56            (1.12)          (0.55)        (0.11)           9.65
  1993                  10.77      0.60             0.28           (0.60)        (0.18)          10.87
  1992                  10.30      0.69             0.49           (0.69)        (0.02)          10.77
  1991                   9.79      0.73             0.52           (0.74)       --               10.30
  1990                   9.95      0.75            (0.12)          (0.76)        (0.03)           9.79
  1989                   9.89      0.82             0.06           (0.82)       --                9.95
  1988                   9.84      0.82             0.07           (0.84)       --                9.89
  1987(1)               10.00      0.34            (0.25)          (0.25)       --                9.84
---------------
BOND PORTFOLIO
---------------
CLASS A
  1996               $  10.86     $0.62           $(0.19)         $(0.68)       $--           $  10.61
  1995                   9.95      0.70             0.97           (0.69)        (0.07)          10.86
  1994                  12.25      0.59            (1.62)          (0.59)        (0.68)           9.95
  1993                  11.09      0.66             1.19           (0.67)        (0.02)          12.25
  1992                  10.47      0.73             0.62           (0.73)       --               11.09
  1991                   9.39      0.76             1.10           (0.77)        (0.01)          10.47
  1990                  10.38      0.81            (0.69)          (0.82)        (0.29)           9.39
  1989                   9.83      0.81             0.74           (0.79)        (0.21)          10.38
  1988                   9.16      0.81             0.71           (0.84)        (0.01)           9.83
  1987(2)               10.00      0.29            (0.93)          (0.20)       --                9.16
------------------
HIGH YIELD BOND
PORTFOLIO
------------------
  1996               $  10.64     $0.94           $ 0.62          $(1.03)       $(0.03)       $  11.14
  1995(3)               10.00      0.67             0.55           (0.58)       --               10.64

                                                                                       RATIO OF NET
                                                                           RATIO OF     INVESTMENT
                                                           RATIO OF NET    EXPENSE        INCOME
                                               RATIO OF     INVESTMENT    TO AVERAGE    TO AVERAGE
                                NET ASSETS     EXPENSES       INCOME      NET ASSETS    NET ASSETS    PORTFOLIO
                     TOTAL        END OF      TO AVERAGE    TO AVERAGE    (EXCLUDING    (EXCLUDING    TURNOVER
                     RETURN    PERIOD (000)   NET ASSETS    NET ASSETS     WAIVERS)      WAIVERS)       RATE
------------------
------------------
CORE FIXED INCOME
PORTFOLIO
------------------
CLASS A
  1996                 4.51%     $  655,300      0.57%         6.24%         0.64%         6.17%        311%
  1995                15.87%        419,959      0.55%         6.60%         0.68%         6.47%        294%
  1994               (5.36)%        311,955      0.55%         5.57%         0.62%         5.50%        370%
  1993                 8.58%        295,798      0.55%         5.63%         0.66%         5.52%         35%
  1992                11.91%        213,632      0.55%         6.71%         0.68%         6.58%         39%
  1991                13.31%        153,356      0.55%         7.41%         0.73%         7.23%         44%
  1990                 6.58%         83,876      0.55%         7.79%         0.76%         7.58%         40%
  1989                 9.39%         42,707      0.55%         8.57%         0.87%         8.25%         42%
  1988                 9.34%         25,661      0.47%         8.57%         1.12%         7.92%         34%
  1987(1)              2.26%         11,201      0.33%         8.59%         1.08%         7.84%          7%
---------------
BOND PORTFOLIO
---------------
CLASS A
  1996                 4.01%     $   28,863      0.57%         5.68%         0.70%         5.55%         66%
  1995                17.53%         54,286      0.55%         6.46%         0.70%         6.31%         79%
  1994               (9.12)%        123,329      0.55%         5.61%         0.67%         5.49%         73%
  1993                17.36%         97,163      0.55%         5.87%         0.66%         5.76%         47%
  1992                13.52%         65,061      0.55%         6.98%         0.71%         6.82%         24%
  1991                20.56%         40,683      0.55%         7.77%         0.76%         7.56%          8%
  1990                 0.97%         20,339      0.55%         8.06%         0.78%         7.83%         89%
  1989                16.60%         27,580      0.55%         8.21%         0.87%         7.89%        108%
  1988                17.22%         12,194      0.45%         8.54%         1.13%         7.86%        125%
  1987(2)           (15.67)%          5,762      0.35%         8.38%         1.69%         7.04%         48%
------------------
HIGH YIELD BOND
PORTFOLIO
------------------
  1996                15.46%     $  107,545      0.87%         9.01%         0.94%         8.94%         55%
  1995(3)             17.72%         23,724      0.67%        10.02%         0.86%         9.83%         56%

 (1) CORE FIXED INCOME CLASS A SHARES WERE OFFERED BEGINNING MAY 1, 1987. ALL RATIOS INCLUDING TOTAL RETURN FOR THAT PERIOD HAVE BEEN ANNUALIZED.

 (2) BOND CLASS A SHARES WERE OFFERED BEGINNING MAY 4, 1987. ALL RATIOS INCLUDING TOTAL RETURN FOR THAT PERIOD HAVE BEEN ANNUALIZED.

 (3) HIGH YIELD BOND CLASS A SHARES WERE OFFERED BEGINNING JANUARY 11, 1995. ALL RATIOS INCLUDING TOTAL RETURN FOR THAT PERIOD HAVE BEEN ANNUALIZED.

THE TRUST
      __________________________________________________________________________

SEI INSTITUTIONAL MANAGED TRUST (the "Trust") is an open-end investment management company that offers units of beneficial interest ("shares") in separate diversified and non-diversified portfolios. This prospectus offers Class A shares of the Trust's Core Fixed Income, Bond and High Yield Bond Portfolios (each a "Portfolio" and, together, the "Portfolios"). The investment adviser and investment sub-advisers to the Portfolios are referred to collectively as the "advisers." Additional information pertaining to the Trust may be obtained by writing from SEI Financial Services Company, Oaks, Pennsylvania 19456, or by calling 1-800-342-5734.

INVESTMENT OBJECTIVES
AND POLICIES
     ___________________________________________________________________________
CORE FIXED INCOME PORTFOLIO
                     The investment objective of the Core Fixed Income Portfolio is current income consistent with the preservation of capital. There can be no assurance that the Portfolio will achieve its investment objective.

                           Under normal market conditions, the Portfolio will
                     invest at least 65% of its total assets in fixed income securities that are rated investment grade or better, i.e., rated in one of the four highest rating categories by a nationally recognized statistical rating organization ("NRSRO") at the time of purchase, or, if not rated, determined to be of comparable quality by the advisers. Fixed income securities in which the Portfolio may invest consist of: (i) corporate bonds and debentures, (ii) obligations issued by the United States Government, its agencies and instrumentalities, (iii) municipal securities of issuers located in all fifty states, the District of Columbia, Puerto Rico and other U.S. territories and possessions, consisting of municipal bonds, municipal notes, tax-exempt commercial paper and municipal lease obligations, (iv) receipts involving U.S. Treasury obligations, (v) mortgage-backed securities, (vi) asset-backed securities, and (vii) zero coupon, pay-in-kind or deferred payment securities.

                           Any remaining assets may be invested in: (i)
                     interest-only and principal-only components of mortgage-backed securities, (ii) mortgage dollar rolls,
                     (iii) securities issued on a when-issued and delayed-delivery basis, including TBA mortgage-backed securities, (iv) warrants, (v) money market securities, and
                     (vi) Yankee obligations. In addition, the Portfolio may purchase or write options, futures (including futures on U.S. Treasury obligations and Eurodollar instruments) and options on futures.

                           Duration is a measure of the expected life of a fixed
                     income security on a cash flow basis. Most debt obligations provide interest payments and a final payment at maturity. Some also have put or call provisions that allow the security to be redeemed at specified dates prior to maturity. Duration incorporates yield, coupon interest payments, final maturity and call features into a single measure. The advisers therefore consider duration a more accurate measure of a security's expected life and sensitivity to interest rate changes than is the security's term to maturity.

                           The Core Fixed Income Portfolio invests in a
                     portfolio with a dollar-weighted average duration that will, under normal market conditions, stay within plus or minus 20% of what the advisers believe to be the average duration of the domestic bond market as a whole. The advisers base their analysis of the average duration of the domestic bond market on bond market indices which they believe to be representative. The advisers currently use the Lehman Aggregate Bond Index for this purpose.

                           The Portfolio's annual turnover rate may exceed 100%.
                     Such a turnover rate may lead to higher transaction costs and may result in higher taxes for shareholders. See "Taxes."

                           The Portfolio's investment adviser is SEI Financial
                     Management Corporation, and its investment sub-advisers are BlackRock Financial Management, Inc., Firstar Investment Research & Management Company and Western Asset Management Company.

BOND PORTFOLIO
                     The investment objective of the Bond Portfolio is current income consistent with preservation of capital. There can be no assurance that the Portfolio will achieve its investment objective.

                           Under normal market conditions, the Portfolio will
                     invest at least 65% of its total assets in fixed income securities that are rated investment grade or better, i.e., rated in one of the four highest rating categories by an NRSRO at the time of purchase, or, if not rated, determined to be of comparable quality by the advisers. Fixed income securities in which the Portfolio may invest consist of:
                     (i) corporate bonds and debentures, (ii) obligations issued by the United States Government, its agencies and instrumentalities, (iii) receipts involving U.S. Treasury obligations, (iv) mortgage-backed securities, (v) asset-backed securities, and (vi) zero coupon, pay-in-kind or deferred payment securities.

                           Any remaining assets may be invested in: (i)
                     convertible securities, (ii) securities issued on a when-issued and delayed-delivery basis, including TBA mortgage-backed securities, (iii) money market securities, and (iv) Yankee obligations. In addition, the Portfolio may purchase or write options, futures and options on futures.

                           There are no restrictions on the Portfolio's
                     maturity.

                           The Portfolio's investment adviser is SEI Financial
                     Management Corporation, and its investment sub-adviser is Boatmen's Trust Company.

HIGH YIELD BOND PORTFOLIO
                     The investment objective of the High Yield Bond Portfolio is to maximize total return. There can be no assurance that the Portfolio will achieve its investment objective.

                           Under normal market conditions, the Portfolio will
                     invest at least 65% of its total assets in fixed income securities that are rated below investment grade, i.e., rated below the top four rating categories by an NRSRO at the time of purchase, or, if not rated, determined to be of comparable quality by the advisers. Below investment grade securities are commonly referred to as "junk bonds," and generally entail increased credit and market risk. Securities rated in the lowest rating categories may have predominantly speculative characteristics or may be in default. The achievement of the Portfolio's investment objective may be more dependent on the advisers' own credit analysis than would be the case if the Portfolio invested in higher rated securities. There is no bottom limit on the ratings of high yield securities that may be purchased or held by the Portfolio.

                           The Portfolio may invest in all types of fixed income
                     securities issued by domestic and foreign issuers, including: (i) mortgage-backed securities, (ii) asset-backed securities, (iii) zero coupon, pay-in-kind or deferred payment securities, and (iv) variable and floating rate instruments.

                           Any assets of the Portfolio not invested in the fixed
                     income securities described above may be invested in: (i) convertible securities, (ii) preferred stocks, (iii) equity securities, (iv) investment grade fixed income securities,
                     (v) money market securities, (vi) securities issued on a when-issued and delayed-delivery basis, including TBA mortgage-backed securities, (vii) forward foreign currency contracts, and (viii) Yankee obligations. In addition, the Portfolio may purchase or write options, futures and options on futures.

                           The advisers may vary the average maturity of the
                     securities in the Portfolio without limit, and there is no restriction on the maturity of any individual security.

                           The "Appendix" to this Prospectus sets forth a
                     description of the bond rating categories of several NRSROs. The ratings established by each NRSRO represents its opinion of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality, and may not reflect changes in an issuer's creditworthiness. Accordingly, although the advisers will consider ratings, they will perform their own analyses and will not rely principally on ratings. The advisers will consider, among other things, the price of the security and the financial history and condition, the prospects and the management of an issuer in selecting securities for the Portfolio.

                           The Portfolio's investment adviser is SEI Financial
                     Management Corporation, and its investment sub-adviser is BEA Associates.

GENERAL INVESTMENT
POLICIES
     ___________________________________________________________________________
BORROWING
                     Each Portfolio may borrow money to meet redemptions for temporary, emergency purposes. A Portfolio will not purchase securities while its borrowings exceed 5% of its total assets.
ILLIQUID SECURITIES
                     Each Portfolio's investment in illiquid securities will be limited to 15% of its net assets.
INVESTMENT COMPANY SECURITIES
                     Each Portfolio may purchase investment company securities, which will result in the layering of expenses. There are legal limits on the amount of such securities that may be acquired by a Portfolio.

MONEY MARKET SECURITIES
                     Each Portfolio may hold cash reserves and invest in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as of the end of their most recent fiscal year, high-grade commercial paper and other short-term debt securities) rated at the time of purchase in the top two categories by an NRSRO, or, if not rated, determined by the advisers to be of comparable quality at the time of purchase.
SECURITIES LENDING
                     Each Portfolio may lend its securities in order to realize additional income.
TEMPORARY DEFENSIVE INVESTMENTS
                     In order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest up to 100% of its assets in cash and money market securities. To the extent a Portfolio is engaged in temporary defensive investing, the Portfolio will not be pursuing its investment objective.

                           For additional information regarding the Portfolios'
                     permitted investments, see "Risk Factors" and "Description of Permitted Investments and Risk Factors" in this Prospectus and "Description of Permitted Investments" in the Statement of Additional Information. For a description of the above ratings, see "Description of Ratings" in the "Appendix" to this Prospectus.
RISK FACTORS
          ______________________________________________________________________
EQUITY SECURITIES
                     Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which a Portfolio invests will cause the net asset value of the Portfolio to fluctuate.
FIXED INCOME SECURITIES
                     The market value of a Portfolio's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Securities with longer maturities are subject to greater fluctuations in value than securities with shorter maturities. Fixed income securities rated in the fourth highest rating category lack outstanding investment characteristics, and have speculative characteristics as well. Changes by an NRSRO in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of a Portfolio's securities will not affect cash income derived from these securities but will affect the Portfolio's net asset value.

                           Securities held by a Portfolio that are guaranteed by
                     the U.S. Government, its agencies or instrumentalities guarantee only the payment of principal and interest, and do not guarantee the securities' yield or value or the yield or value of a Portfolio's shares.

                           There is a risk that the current interest rate on
                     floating and variable rate instruments may not accurately reflect existing market interest rates.
FOREIGN SECURITIES AND FOREIGN CURRENCY CONTRACTS
                     Investing in the securities of foreign companies and the utilization of forward foreign currency contracts involve special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability that could affect U.S. investment in foreign countries and potential restrictions of the flow of international capital and currencies.

                           By entering into forward foreign currency contracts,
                     a Portfolio will seek to protect the value of its investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase.
HIGH YIELD, LOWER RATED BONDS
                     The High Yield Bond Portfolio may invest in lower rated securities. Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

                           The high yield market is relatively new and its
                     growth has paralleled a long period of economic expansion and an increase in merger, acquisition and leveraged buyout activity. Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Portfolio's advisers could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore the Trust may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Portfolio's net asset value.

                           Prices for high yield securities may be affected by
                     legislative and regulatory developments. These laws could adversely affect the Portfolio's net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

                           Lower rated or unrated debt obligations also present
                     risks based on payment expectations. If an issuer calls the obligations for redemption, the Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Portfolio's investment portfolio and increasing the exposure of the Portfolio to the risks of high yield securities.
MORTGAGE-BACKED SECURITIES
                     Mortgage-backed securities are subject to the risk of prepayment of the underlying mortgages. During periods of declining interest rates, prepayment of mortgages underlying these securities can be expected to accelerate. When the mortgaged-backed securities held by a Portfolio are prepaid, the Portfolio must reinvest the proceeds in securities the yield of which reflects prevailing interest rates, which may be lower than the yield of the prepaid security.
ZERO COUPON OBLIGATIONS
                     Zero coupon obligations may be subject to greater fluctuations in value due to interest rate changes than interest bearing obligations. A Portfolio will be required to include the imputed interest in zero coupon obligations in its current income. Because a Portfolio distributes all of its net investment income to shareholders, a Portfolio may have to sell portfolio securities to distribute the income attributable to these obligations and securities at a time when the advisers would not have chosen to sell such obligations or securities, and which may result in a taxable gain or loss.

INVESTMENT LIMITATIONS
        ________________________________________________________________________

                     The investment objectives and certain of the investment limitations are fundamental policies of the Portfolios. Fundamental policies cannot be changed with respect to the Trust or a Portfolio without the consent of the holders of a majority of the Trust's or that Portfolio's outstanding shares.

                     NO PORTFOLIO MAY:

                     1. With respect to 75% of its assets, (i) purchase
                       securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

                     2. Purchase any securities which would cause more than 25%
                       of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

                     The foregoing percentage limitations will apply at the time of the purchase of a security. Additional fundamental and non-fundamental investment limitations are set forth in the Statement of Additional Information.
THE MANAGER
          ______________________________________________________________________

                     SEI Fund Management ("SEI Management") provides the Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel and facilities, and acts as dividend disbursing agent and shareholder servicing agent. In addition, SEI Management also serves as transfer agent (the "Transfer Agent") to the Class A shares of the Trust.

                           For its management services, SEI Management is
                     entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .28% of the average daily net assets of the Core Fixed Income and Bond Portfolios and .35% of the average daily net assets of the High Yield Bond Portfolio. SEI Management has voluntarily agreed to waive a portion of its fees in order to limit the operating expenses of each Portfolio. SEI Management reserves the right, in its sole discretion, to terminate this voluntary fee waiver at any time.

                           For the fiscal year ended September 30, 1996, the
                     Portfolios paid SEI Management the following management fees (based on each Portfolio's average daily net assets after fee waivers): Core Fixed Income Portfolio, .23%; Bond Portfolio, .15%; and High Yield Bond Portfolio, .28%.
THE ADVISER
         _______________________________________________________________________
SEI FINANCIAL MANAGEMENT CORPORATION
                     SEI Financial Management Corporation ("SFM") serves as investment adviser to each Portfolio. SFM is a wholly-owned subsidiary of SEI Investments Company ("SEI"), a financial services company located in Oaks, Pennsylvania. The principal business address of SFM is Oaks, Pennsylvania 19456. SEI was founded in 1968 and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. Affiliates of SFM have provided consulting advice to institutional investors for more than 20 years, including advice regarding the selection and evaluation of investment advisers. SFM currently serves as manager or administrator to more than 40 investment companies, including more than 290 portfolios, which investment companies have more than $69 billion in assets as of September 30, 1996.

                           SFM acts as the investment adviser to the Portfolios
                     and operates as a "manager of managers." As Adviser, SFM oversees the investment advisory services provided to the

                     Portfolios and manages the cash portion of the Portfolios' assets. Pursuant to separate sub-advisory agreements with SFM, and under the supervision of SFM and the Board of Trustees, the sub-advisers are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Portfolios. The sub-advisers are selected based primarily upon the research and recommendations of SFM, which evaluates quantitatively and qualitatively each sub-adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies. Subject to Board review, SFM allocates and, when appropriate, reallocates the Portfolios' assets among sub-advisers, monitors and evaluates sub-adviser performance, and oversees sub-adviser compliance with the Portfolios' investment objectives, policies and restrictions. SFM HAS THE ULTIMATE RESPONSIBILITY FOR THE INVESTMENT PERFORMANCE OF THE PORTFOLIOS DUE TO ITS RESPONSIBILITY TO OVERSEE SUB-ADVISERS AND RECOMMEND THEIR HIRING, TERMINATION AND REPLACEMENT.

                           For these advisory services, SFM is entitled to a
                     fee, which is calculated daily and paid monthly, at an annual rate of .275% of the Core Fixed Income and Bond Portfolios' average daily net assets and .4875% of the High Yield Bond Porfolio's average daily net assets. SFM pays the sub-advisers out of its investment advisory fee.

                           For the fiscal year ended September 30, 1996, SFM
                     received an advisory fee of .275% of the Core Fixed Income and Bond Portfolios' average daily net assets and .4875% of the High Yield Bond Portfolios' average daily net assets.

                           SFM has obtained an exemptive order from the
                     Securities and Exchange Commission (the "SEC") that permits SFM, with the approval of the Trust's Board of Trustees, to retain sub-advisers unaffiliated with SFM for the Portfolios without submitting the sub-advisory agreements to a vote of the Portfolios' shareholders. The exemptive relief permits the disclosure of only the aggregate amount payable by SFM under all such sub-advisory agreements. The Portfolios will notify shareholders in the event of any addition or change in the identity of its sub-advisers.
THE SUB-ADVISERS
               _________________________________________________________________
BEA ASSOCIATES
                     BEA Associates ("BEA") serves as Sub-Adviser for the High Yield Bond Portfolio. BEA is a general partnership organized under the laws of the State of New York which, together with its predecessor firms, has been engaged in the investment advisory business for over 50 years. BEA's principal offices are located at One Citicorp Center, 153 East 53rd Street, New York, New York 10022. Credit Suisse Capital Corporation ("CS Capital") is an 80% partner in BEA and CS Advisers Corp., a New York corporation which is a wholly-owned subsidiary of CS Capital, is a 20% partner in BEA. CS Capital is a wholly-owned subsidiary of Credit Suisse Investment Corporation, which is a wholly-owned subsidiary of Credit Suisse, the second largest Swiss bank, which in turn is a subsidiary of CS Holding, a Swiss Corporation. BEA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. BEA is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for private individuals, as well as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. As of September 30, 1996, BEA managed approximately $31.3 billion in assets.

                           The Portfolio's assets have been managed by Richard
                     J. Lindquist, CFA, since its inception. Mr. Lindquist joined BEA in 1995 as a result of BEA's acquisition of CS First Boston Investment Management, and has had 12 years of investment management experience, including 7 years of experience working with high yield bonds. Prior to joining CS First Boston, Mr. Lindquist was with Prudential Insurance Company of America, where he managed high yield portfolios totalling approximately $1.3 billion.

                           SFM pays BEA a fee based on a percentage of the
                     average monthly market value of the portion of the assets of the High Yield Portfolio managed by BEA.

BLACKROCK FINANCIAL MANAGEMENT, INC.
                     BlackRock Financial Management Inc. ("BlackRock") serves as Sub-Adviser to a portion of the assets of the Core Fixed Income Portfolio. BlackRock, a registered investment adviser, is a Delaware corporation with its principal business address at 345 Park Avenue, 30th Floor, New York, New York 10154. BlackRock's predecessor was founded in 1988, and as of September 30, 1996, BlackRock had $41 billion in assets under management. BlackRock is wholly-owned by PNC Asset Management Group, Inc., a wholly-owned subsidiary of PNC Bank, N.A. PNC Bank, N.A.'s ultimate parent is PNC Bank Corp., One PNC Plaza, Pittsburgh, Pennsylvania 15265. BlackRock provides investment advice to investment companies, trusts, charitable organizations, pension and profit sharing plans and government entities.

                           BlackRock employs a team approach in managing the
                     Portfolio; however, the portfolio managers who have day-to-day responsibility for the Portfolio are Keith Anderson and Andrew Phillips. Mr. Anderson is a Managing Director and Co-Head of Portfolio Management at BlackRock, and has 13 years experience investing in fixed income securities. Prior to founding BlackRock in 1988, Mr. Anderson was a Vice President in Fixed Income Research at The First Boston Corporation. Mr. Phillips is a Vice President and portfolio manager with primary responsibility for the management of the firm's investment activities in fixed-rate mortgage securities.

                           SFM pays BlackRock a fee based on a percentage of the
                     average monthly market value of the portion of the assets of the Core Fixed Income Portfolio managed by BlackRock.

BOATMEN'S TRUST COMPANY
                     Boatmen's Trust Company ("Boatmen's") serves as Sub-Adviser to the Bond Portfolio. Boatmen's is a subsidiary of NationsBank, a bank holding company located in Charlotte, North Carolina. Boatmen's provides trust and investment advisory services to a broad array of individual and institutional clients. As of September 30, 1996, Boatmen's total assets under management were approximately $45 billion for a broad spectrum of taxable and tax-exempt clients. The principal business address of Boatmen's is 100 N. Broadway, St. Louis, Missouri 63102.

                           The Portfolio has been managed by a committee since
                     its inception.

                           SFM pays Boatmen's a fee based on a percentage of the
                     average monthly market value of the portion of the assets of the Bond Portfolio managed by Boatmen's.
FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY
                     Firstar Investment Research & Management Company ("FIRMCO") serves as Sub-Adviser to a portion of the assets of the Core Fixed Income Portfolio. FIRMCO is a registered investment adviser with its principal business address at 777 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. FIRMCO was founded in 1986, and as of September 30, 1996, it had approximately $17 billion in assets under management. FIRMCO is a wholly-owned subsidiary of Firstar Corporation, a bank holding company located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. FIRMCO's clients include pension and profit sharing plans, trusts and estates and one other investment company.

                           Mr. Charles Groeschell, a Senior Vice President of
                     FIRMCO, has been employed by FIRMCO or its affiliates since 1983, and has had 14 years experience in fixed income investing.

                           SFM pays FIRMCO a fee based on a percentage of the
                     average monthly market value of the portion of the assets of the Core Fixed Income Portfolio managed by FIRMCO.
WESTERN ASSET MANAGEMENT COMPANY
                     Western Asset Management Company ("Western") serves as Sub-Adviser to a portion of the assets of the Core Fixed Income Portfolio. Western is located at 117 East Colorado Boulevard, Pasadena, California 91105, and is a wholly owned subsidiary of Legg Mason, Inc., a financial services company located in Baltimore, Maryland. Western was founded in 1971, and specializes in the management of fixed income portfolios. As of September 30, 1996, Western managed approximately $22 billion in client assets, including $3 billion of investment company assets.

                           Kent S. Engel, Director and Chief Investment Officer
                     of Western, has been primarily responsible for the day-to-day management of the Portfolio since January 19, 1994. Mr. Engel has been with Western and its predecessor since 1969.

                           SFM pays Western a fee based on a percentage of the
                     average monthly market value of the portion of the assets of the Core Fixed Income Portfolio managed by Western.

DISTRIBUTION AND
SHAREHOLDER SERVICING
      __________________________________________________________________________

                     SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, serves as each Portfolio's distributor pursuant to a distribution agreement with the Trust. The Small Cap Growth Portfolio has adopted a distribution plan for its Class D shares (the "Class D Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act").

                           Each Portfolio has adopted a shareholder servicing
                     plan for its Class A shares (the "Service Plan") under which a shareholder servicing fee of up to .25% of average daily net assets attributable to Class A shares will be paid to the Distributor. Under the Service Plan, the Distributor may perform, or may compensate other service providers for performing, the following shareholder and administrative services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments. Under the Service Plan, the Distributor may retain as a profit any difference between the fee it receives and the amount it pays to third parties.

                           It is possible that an institution may offer
                     different classes of shares to its customers and thus receive different compensation with respect to different classes. These financial institutions may also charge separate fees to their customers.

                           The Trust may execute brokerage or other agency
                     transactions through the Distributor, for which the Distributor may receive compensation.

                           The Distributor may, from time to time and at its own
                     expense, provide promotional incentives, in the form of cash or other compensation, to certain financial institutions whose representatives have sold or are expected to sell significant amounts of the Portfolios' shares.

PURCHASE AND
REDEMPTION OF SHARES
    ____________________________________________________________________________

                     Financial institutions may acquire Class A shares of the Portfolios for their own accounts or as record owner on behalf of fiduciary, agency or custody accounts by placing orders with SEI Management. Institutions that use certain SEI proprietary systems may place orders electronically through those systems. State securities laws may require banks and financial institutions purchasing shares for their customers to register as broker-dealers pursuant to state laws. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to SEI Management for effectiveness the same day. Financial institutions that purchase shares for the accounts of their customers may impose separate charges on these customers for account services. Shares of the Portfolios are offered only to residents of states in which the shares are eligible for purchase.

                           Shares of each Portfolio may be purchased or redeemed
                     on days on which the New York Stock Exchange is open for business ("Business Days"). The minimum initial investment in a Portfolio is $100,000; however, the minimum investment may be waived at the Distributor's discretion. All subsequent purchases must be at least $1,000.

                           Shareholders who desire to purchase shares for cash
                     must place their orders with SEI Management (or its authorized agent) prior to 4:00 p.m. Eastern time on any Business Day for the order to be accepted on that Business Day. Generally, cash investments must be transmitted or delivered in federal funds to the wire agent on the next Business Day following the day the order is placed. The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust or its shareholders to accept such purchase order. In addition, because excessive trading (including short-term "market timing" trading) can hurt a Portfolio's performance, each Portfolio may refuse purchase orders from any shareholder account if the accountholder has been advised that previous purchase and redemption transactions were considered excessive in number or amount. Accounts under common control or ownership, including those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be considered one account for this purpose.

                           Purchases will be made in full and fractional shares
                     of the Portfolios calculated to three decimal places. The Trust will send shareholders a statement of shares owned after each transaction. The purchase price of shares is the net asset value next determined after a purchase order is received and accepted by the Trust. The net asset value per share of each Portfolio is determined by dividing the total market value of a Portfolio's investments and other assets, less any liabilities, by the total number of outstanding shares of that Portfolio. Net asset value per share is determined as of the close of business of the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each Business Day. Although the methodology and procedures for determining net asset value per share are identical for both classes of the Portfolios, the net asset value per share of one class may differ from that of another class because of the different distribution and shareholder servicing fees charged to each class and the incremental transfer agent fees charged to Class D shares.

                           The market value of each portfolio security is
                     obtained by SEI Management from an independent pricing service. Securities having maturities of 60 days or less at the time of purchase will be valued using the amortized cost method (described in the Statement of Additional Information). The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the pricing service may use a matrix system to determine valuations of equity and fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

                           Shareholders who desire to redeem shares of the
                     Portfolios must place their redemption orders with SEI Management (or its authorized agent) prior to 4:00 p.m. Eastern time on any Business Day. The redemption price is the net asset value per share of the Portfolio next determined after receipt by SEI Management of the redemption order. Payment on redemption will be made as promptly as possible and, in any event, within seven days after the redemption order is received.

                           Shares of a Portfolio may be purchased in exchange
                     for securities included in the Portfolio subject to SEI Management's determination that the securities are acceptable. Securities accepted in an exchange will be valued at the market value. All accrued interest and subscription of other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Trust and must be delivered by the Shareholder to the Trust upon receipt from the issuer.

                           SEI Management will not accept securities for a
                     Portfolio unless (1) such securities are appropriate in the Portfolio at the time of the exchange; (2) such securities are acquired for investment and not for resale; (3) the Shareholder represents and agrees that all securities offered to the Trust for the Portfolio are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; (4) such securities are traded on the American Stock Exchange, the New York Stock Exchange or on NASDAQ in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made or, if not listed on such exchanges or on NASDAQ, have prices available from an independent pricing service approved by the Trust's Board of Trustees; and (5) the securities may be acquired under the investment restrictions applicable to the Portfolio.

                           Purchase and redemption orders may be placed by
                     telephone. Neither the Trust nor SEI Management will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and SEI Management will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

                           If market conditions are extraordinarily active, or
                     other extraordinary circumstances exist, and shareholders experience difficulties placing redemption orders by telephone, shareholders may wish to consider placing their order by other means.
PERFORMANCE
          ______________________________________________________________________

                     From time to time, a Portfolio may advertise yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

                           The total return of a Portfolio refers to the average
                     compounded rate of return to a hypothetical investment redeemed at the end of the specified period covered by the total return figure, for designated time periods (including but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions. The total return of a Portfolio may also be quoted as a dollar amount or on an aggregate basis, an actual basis, without inclusion of any front-end or contingent sales charges, or with a reduced sales charge in advertisements distributed to investors entitled to a reduced sales charge.

                           A Portfolio may periodically compare its performance
                     to that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives. A Portfolio may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. A Portfolio may use long term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. A Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

                           A Portfolio may quote various measures of volatility
                     and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.
TAXES
  ______________________________________________________________________________

                     The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of a Portfolio or its shareholders. In addition, state and local tax consequences of an investment in a Portfolio may differ from the federal income tax consequences described below. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local taxes. Additional information concerning taxes is set forth in the Statement of Additional Information.
TAX STATUS OF THE PORTFOLIOS
                     A Portfolio is treated as a separate entity for federal income tax purposes, and is not combined with the Trust's other portfolios. Each Portfolio intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on net investment company taxable income (including the excess, if any, of net short-term capital gains over net long-term capital losses) and net capital gains (the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders.
TAX STATUS OF DISTRIBUTIONS
                     Each Portfolio distributes substantially all of its net investment company taxable income to shareholders. Dividends from a Portfolio's net investment company taxable income are taxable to its shareholders as ordinary income (whether received in cash or in additional shares). Distributions of net capital gains are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held shares. Dividends and distributions received from a Portfolio will not qualify for the corporate dividends received deduction. Each Portfolio will provide annual reports to shareholders of the federal income tax status of all distributions.

                           Dividends declared by a Portfolio in October,
                     November or December of any year and payable to shareholders of record on a date in such a month will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of the year declared if paid by a Portfolio at any time during the following January.

                           Income received directly by a Portfolio on direct
                     U.S. obligations is exempt from tax at the state level and may be exempt, depending on the state, when received by a shareholder as income dividends from a Portfolio provided certain state-specific conditions are satisfied. Interest received on repurchase agreements collateralized by U.S. government obligations normally is not exempt from state tax.

                           Each Portfolio intends to make sufficient
                     distributions to avoid liability for the federal excise tax applicable to RICs.

                           Each sale, exchange or redemption of a Portfolio's
                     shares generally is a taxable transaction to the
                     shareholder.
GENERAL INFORMATION
                  ______________________________________________________________
THE TRUST
                     The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated October 20, 1986. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of shares and different classes of each portfolio. All consideration received by the Trust for shares of any class of any portfolio and all assets of such portfolio or class belong to that portfolio or class, respectively, and would be subject to the liabilities related thereto.

                           The Trust pays its expenses, including fees of its
                     service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

                           Certain shareholders in one or more of the Portfolios
                     may obtain asset allocation services from the Adviser and other financial intermediaries with respect to their investments in such Portfolios. If a sufficient amount of a Portfolio's assets are subject to such asset allocation services, a Portfolio may incur higher transaction costs and a higher portfolio turnover rate than would otherwise be anticipated as a result of redemptions and purchases of Portfolio shares pursuant to such services. Further, to the extent that the Adviser is providing asset allocation services and providing investment advice to the Portfolios, it may face conflicts of interest in fulfilling its responsibilities because of the possible differences between the interests of its asset allocation clients and the interests of the Portfolios.
TRUSTEES OF THE TRUST
                     The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.
VOTING RIGHTS
                     Each share held entitles the shareholder of record to one vote. The shareholders of each Portfolio or class will vote separately on matters pertaining solely to that Portfolio or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.
REPORTING
                     The Trust issues unaudited financial statements semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to shareholders of record.
SHAREHOLDER INQUIRIES
                     Shareholder inquiries should be directed to the Manager, SEI Fund Management, Oaks, Pennsylvania 19456.
DIVIDENDS
                     Substantially all of the net investment income (exclusive of capital gains) of each Portfolio is declared daily and paid monthly as a dividend. Currently, net capital gains (the excess of net long-term capital gain over net short-term capital loss) realized, if any, will be distributed at least annually.

                           Shareholders automatically receive all income
                     dividends and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the SEI Management at least 15 days prior to the distribution.

                           Dividends and capital gains of each Portfolio are
                     paid on a per-share basis. The value of each share will be reduced by the amount of any such payment. If shares are purchased shortly before the record date for a dividend or capital gains distributions, a shareholder will pay the full price for the share and receive some portion of the price back as a taxable dividend or distribution.

                           The dividends on Class D shares of the Portfolios
                     will normally be lower than those on Class A shares because of the additional distribution and transfer agent expenses charged to Class D shares.
COUNSEL AND INDEPENDENT ACCOUNTANTS
                     Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Price Waterhouse LLP serves as the independent accountants of the Trust.
CUSTODIAN AND WIRE AGENT
                     CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 (the "Custodian"), acts as custodian and wire agent of the Trust's assets. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

DESCRIPTION OF
PERMITTED INVESTMENTS
AND
RISK FACTORS
          ______________________________________________________________________

                     The following is a description of the permitted investment practices for the Portfolios, and the associated risk factors:
ASSET-BACKED SECURITIES
                     Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.
CONVERTIBLE SECURITIES
                     Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics similar to both fixed-income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.
DERIVATIVES
                     Derivatives are securities that derive their value from other securities, assets or indices. The following are considered derivative securities: options on futures, futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., CMOs, REMICs, IOs and
                     POs), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., receipts and

                     STRIPs) and privately issued stripped securities (e.g., TGRs, TRs and CATS). See elsewhere in this "Description of Permitted Investments and Risk Factors" for discussions of these various instruments.
EQUITY SECURITIES
                     Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock and warrants and other rights to acquire such instruments.
FIXED INCOME SECURITIES
                     Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.
FORWARD FOREIGN CURRENCY CONTRACTS
                     A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Portfolio may also enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of a Portfolio's securities denominated in such foreign currency.
FUTURES AND OPTIONS ON FUTURES
                     Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Portfolio may use futures contracts and related options for BONA FIDE hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

                           A bond index futures contract is a bilateral
                     agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

                           In order to avoid leveraging and related risks, when
                     a Portfolio purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid, high grade debt securities equal to the market value of the futures positions held, less margin deposits, in a segregated account with the Trust's Custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

                           A Portfolio may enter into futures contracts and
                     options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), so long as, to the extent that such transactions are not for "bona fide hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of the Portfolio's net assets.

                           There are risks associated with these activities,
                     including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Portfolio and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures.
ILLIQUID SECURITIES
                     Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Portfolio's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with durations (or maturities) over seven days in length.
JUNK BONDS
                     Bonds rated below investment grade are often referred to as "junk bonds." Such securities involve greater risk of default or price declines than investment grade securities due to changes in the issuer's creditworthiness and the outlook for economic growth. The market for these securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit a Portfolio's ability to sell such securities at their market value. In addition, the market for these securities may also be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security. See also the "Risk Factors" section.

                           Throughout the year ended September 30, 1996, the
                     High Yield Bond Portfolio invested in securities that are rated below investment grade. The following is the average bond rating for the period as rated by Standard & Poor's
                     Corporation:

AAA            0.68%
BBB            0.66%
BB            11.61%
B             56.63%
CCC            4.68%
Unrated       25.74%
           ---------
Total:       100.00%
           ---------
           ---------

MONEY MARKET SECURITIES
                     Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year of less issued by corporations that issue outstanding high-quality commercial paper; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.
MORTGAGE-BACKED SECURITIES
                     Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and balloon mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

                           GOVERNMENT PASS-THROUGH SECURITIES:  These are
                     securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, FNMA and FHLMC. GNMA, FNMA and FHLMC guarantee timely distributions of interest to certificate holders. GNMA and FNMA also guarantee timely distributions of scheduled principal. FHLMC generally guarantees only the ultimate collection of principal of the underlying mortgage loan. FNMA and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but FNMA and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

                           PRIVATE PASS-THROUGH SECURITIES:  These are
                     mortgage-backed securities issued by a non-governmental entity, such as a trust or corporate entity. These securities include collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") and commercial mortgage-backed securities ("CMBS"). While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

                           COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"):  CMBS
                     are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan of sale of the property.

                           COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"):  CMOs
                     are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier then their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

                           REMICS:  A REMIC is a CMO that qualifies for special
                     tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates.

                           PARALLEL PAY SECURITIES; PAC BONDS:  Parallel pay
                     CMOs and REMICS are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

                           STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"):  SMBs
                     are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. During times when interest rates are experiencing fluctuations, such securities can be difficult to price on a consistent basis. The market for SMBs is not as fully developed as other markets; SMBs, therefore, may be illiquid.
MORTGAGE DOLLAR ROLLS
                     Mortgage "dollar rolls" are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with the Portfolio being paid a fee as consideration for entering into the commitment to purchase.

                           To avoid any leveraging concerns, the Portfolio will
                     place U.S. Government or other liquid, high grade debt securities in a segregated account with the Trust's Custodian in an amount sufficient to cover its repurchase obligation.
MUNICIPAL SECURITIES
                     Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

                           General obligation bonds are backed by the taxing
                     power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (tolls from a bridge, for example). Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of a facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

                           Municipal notes include general obligation notes, tax
                     anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes.
OPTIONS
                     A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

                           A Portfolio may purchase and write put and call
                     options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Portfolio will be "covered," which means that the Portfolio will own an equal amount of the underlying foreign currency.

                           A Portfolio may purchase and write put and call
                     options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

                           All options written on indices must be covered. When
                     a Portfolio writes an option on an index or a foreign currency, it will establish a segregated account containing cash or liquid, high grade debt securities with its Custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

                           RISK FACTORS.  Risks associated with options
                     transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Portfolio will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.
RECEIPTS
                     Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying Permitted Investments. See also "Taxes."

REITS
                     REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The value of interests in REITs may be affected by the value of the property owned or the quality of the mortgages held by the trust.
REPURCHASE AGREEMENTS
                     Agreements by which a Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. Repurchase agreements are considered loans under the 1940 Act.
SECURITIES LENDING
                     In order to generate additional income, a Portfolio may lend its securities pursuant to agreements that require that the loan be continuously secured by collateral consisting of cash or securities of the U.S. Government or its agencies equal to at least 100% of the market value of the loaned securities. A Portfolio continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.
SECURITIES OF FOREIGN ISSUERS
                     There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. The value of a Portfolio's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Portfolio may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Portfolio.
U.S. GOVERNMENT AGENCY OBLIGATIONS
                     Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association securities), and others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank securities), while still others are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association securities).
U.S. TREASURY OBLIGATIONS
                     U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations known as Separately Traded Registered Interest and Principal Securities ("STRIPS") that are transferable through the Federal book-entry system.
U.S. TREASURY RECEIPTS
                     U.S. Treasury receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.
VARIABLE AND FLOATING RATE INSTRUMENTS
                     Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes.

WARRANTS
                     Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.
WHEN-ISSUED AND DELAYED DELIVERY SECURITIES, INCLUDING TBA MORTGAGE-BACKED SECURITIES
                     When-issued or delayed delivery transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Portfolio will maintain with the Custodian a separate account with liquid, high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Portfolio before settlement.

                           One form of when-issued or delayed-delivery security
                     that a Portfolio may purchase is a "to be announced" ("TBA") mortgage-backed security. A TBA mortgage-backed security transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.
YANKEE OBLIGATIONS
                     Yankee obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the Securities and Exchange Commission or issue securities under Rule 144A of the Securities Exchange Act of 1933, as amended. These consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.
ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES
                     Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Portfolio will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, a Portfolio will have fewer assets with which to purchase income producing securities. In the event of adverse market conditions, zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuations in value and may be less liquid than comparably rated securities paying cash interest at regular interest payment periods.

                     Additional information on permitted investments and risk factors can be found in the Statement of Additional Information.

APPENDIX--DESCRIPTION OF CORPORATE BOND RATINGS ________________________________

                          MOODY'S RATINGS DEFINITIONS

LONG TERM

Aaa
     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A
     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
     Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca
     Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
     Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's bond ratings, where specified, are applied to senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                     STANDARD & POOR'S RATINGS DEFINITIONS

A Standard & Poor's corporate or municipal debt rating is a current assessment of creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, as it does not comment on market price or suitability for a particular investor.

The ratings are based, in varying degrees, on the following considerations:

    (1) Likelihood of default. The rating assesses the obligor's capacity and willingness as to timely payment of interest and repayment of principal in accordance with the terms of the obligation.

    (2) The obligation's nature and provisions.

    (3) Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under bankruptcy laws and other laws affecting creditor's rights.

Likelihood of default is indicated by an issuer's senior debt rating. If senior debt is not rated, an implied senior debt rating is determined. Subordinated debt usually is rated lower than senior debt to better reflect relative position of the obligation in bankruptcy. Unsecured debt, where significant secured debt exists, is treated similarly to subordinated debt.

LONG-TERM

INVESTMENT GRADE

AAA
     Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA
     Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A
     Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB
     Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated 'BB', 'B', 'CCC', 'CC', and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

BB
     Debt rated 'BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B
     Debt rate 'B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC
     Debt rated 'CCC' has a current identifiable vulnerability to default, and is dependent on favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC
     The rating 'CC' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC' rating.

C
     The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payment are continued.

CI
     Debt rated 'CI' is reserved for income bonds on which no interest is being paid.

D
     Debt is rated 'D' when the issue is in payment default, or the obligor has filed for bankruptcy. The 'D' rating is used when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c
     The letter 'C' indicates that the holder's option to tender the security for purchase may be canceled under certain prestated conditions enumerated in the tender option documents.

p
     The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of the debt service requirements is largely or entirely dependent upon the successful timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgement with respect to such likelihood and risk.

L
     The letter 'L' indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured, and interest is adequately collateralized. In the case of certificates of deposit, the letter 'L' indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and pre-default interest up to federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

----------

*Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

If an issuer's actual or implied senior debt rating is 'AAA', its subordinated or junior debt is rated 'AAA' or 'AA+'. If an issuer's actual or implied senior debt rating is lower than 'AAA' but higher than 'BB+', its junior debt is typically rated one designation lower than the senior debt ratings. For example, if the senior debt rating is 'A', subordinated debt normally would be rated 'A-'. If an issuer's actual or implied senior debt rating is 'BB+' or lower, its subordinated debt is typically rated two designations lower than the senior debt rating.

NOTE: The term "investment grade" was originally used by various regulatory bodies to connote obligations eligible for investment by institutions such as banks, insurance companies, and savings and loan associations. Over time, this term gained widespread usage throughout the investment community. Issues rated in the four highest categories, 'AAA', 'AA', 'A', 'BBB', generally are recognized as being investment grade. Debt 'BB' or below generally is referred to as speculative grade. The term "junk bond" is merely a more irreverent expression for this category of more risky debt. Neither term indicates which securities S&P deems worthy of investment, as an investor with a particular risk preference may appropriately invest in securities that are not investment grade.

                FITCH INVESTOR SERVICES INC. RATINGS DEFINITIONS

LONG-TERM

AAA
     Bonds rated AAA are judged to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times greater than interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions.

AA
     Bonds rated AA are judged to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

A
     Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB
     Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB
     Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B
     Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC
     Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC
     Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C
     Bonds are in imminent default in payment of interest or principal.

DDD
DD
D
     Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the lowest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.

PLUS (+) MINUS (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the 'AAA', 'DDD', 'DD', or 'D' categories.

                   DUFF AND PHELPS, INC. RATINGS DEFINITIONS

AAA
     Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+
AA-
     High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+
A-
     Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+
BBB-
     Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+
BB
BB-
     Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+
B
B-
     Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC
     Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/ industry conditions, and/or with unfavorable company developments.

DD
     Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP
     Preferred stock with dividend arrearages.

                        IBCA LIMITED RATINGS DEFINITIONS

AAA
     Obligations rated AAA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

AA
     Obligations for which there is a very low expectation of investment risk are rated AA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

A
     Bonds rated A are obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

BBB
     Bonds rated BBB are obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

BB
     Bonds rated BB are obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions. Bonds rated B are obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

B
     Obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

CCC
     Obligations for which there is a current perceived possibility of default. Timely repayment of principal and interest is dependent on favorable business, economic or financial conditions.

CC
     Obligations which are highly speculative or which have a high risk of default.

C
     Obligations which are currently in default.

NOTES: "+" or "-" may be appended to a rating to denote relative status within major rating categories.

      Ratings of BB and below are assigned where it is considered that speculative characteristics are present.

                     THOMSON BANKWATCH RATINGS DEFINITIONS

AAA
     Bonds rated AAA indicate that the ability to repay principal and interest on a timely basis is very high.

AA
     Bonds rated AA indicate a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

A
     Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB
     Bonds rated BBB indicate an acceptable capacity to repay principal and interest. Issues rated BBB are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BB
     While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B
     Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could well negatively affect the payment of interest and principal on a timely basis.

CCC
     Issues rated "CCC" clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC
     "CC" is applied to issues that are subordinate to other obligations rated "CCC" and are afforded less protection in the event of bankruptcy or reorganization.

D
     Default

Ratings in the Long-Term Debt categories may include a plus (+) or minus (-) designation, which indicates where within the respective category the issue is placed.

TABLE OF CONTENTS
               _________________________________________________________________

Annual Operating Expenses........................          2
Financial Highlights.............................          3
The Trust........................................          4
Investment Objectives and Policies...............          4
General Investment Policies......................          6
Risk Factors.....................................          7
Investment Limitations...........................          9
The Manager......................................         10
The Adviser......................................         10
The Sub-Advisers.................................         11
Distribution and Shareholder Servicing...........         13
Purchase and Redemption of Shares................         14
Performance......................................         16
Taxes............................................         17
General Information..............................         18
Description of Permitted Investments and Risk
 Factors.........................................         20
Appendix.........................................        A-1

SEI INSTITUTIONAL MANAGED TRUST
JANUARY 31, 1997
--------------------------------------------------------------------------------

LARGE CAP VALUE PORTFOLIO
LARGE CAP GROWTH PORTFOLIO
SMALL CAP VALUE PORTFOLIO
SMALL CAP GROWTH PORTFOLIO
MID-CAP PORTFOLIO
CAPITAL APPRECIATION PORTFOLIO
EQUITY INCOME PORTFOLIO
BALANCED PORTFOLIO

--------------------------------------------------------------------------------

This Prospectus sets forth concisely information about the above-referenced portfolios. Please read this Prospectus carefully before investing, and keep it on file for future reference.

A Statement of Additional Information dated January 31, 1997, has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing the Distributor, SEI Financial Services Company, Oaks, Pennsylvania 19456, or by calling 1-800-342-5734. The Statement of Additional Information is incorporated into this Prospectus by reference.

SEI Institutional Managed Trust (the "Trust") is an open-end management investment company, certain classes of which offer financial institutions a convenient means of investing their own funds or funds for which they act in a fiduciary, agency or custodial capacity in professionally managed diversified portfolios of securities. A portfolio may offer separate classes of shares that differ from each other primarily in the allocation of certain distribution expenses, sales charges and minimum investment amounts. This Prospectus offers the Class A shares of one balanced (fixed income and equity) and seven equity portfolios (each a "Portfolio" and, together, the "Portfolios") listed above.

--------------------------------------------------------------------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)        CLASS A
--------------------------------------------------------------------------------

                                        LARGE CAP  LARGE CAP  SMALL CAP  SMALL CAP               CAPITAL      EQUITY
                                          VALUE     GROWTH      VALUE     GROWTH     MID-CAP   APPRECIATION   INCOME
                                        PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO   PORTFOLIO    PORTFOLIO
                                        ---------  ---------  ---------  ---------  ---------  ------------  ---------
Management Fee/Advisory Fees (AFTER
 FEE WAIVER)                                0.70%      0.70%(1)     1.00%     1.00%     0.75%         0.70%(1)     0.70%(1)
12b-1 Fees                                   None       None       None       None       None          None       None
Total Other Expenses (AFTER
 REIMBURSEMENTS)                            0.15%      0.15%      0.10%      0.10%      0.25%         0.14%        0.15%
   Shareholder Servicing Fees (AFTER
     FEE WAIVER) (2)                    0.08%      0.10%      0.03%      0.03%      0.12%      0.05%         0.07%
----------------------------------------------------------------------------------------------------------------------
Total Operating Expenses (AFTER FEE
 WAIVERS) (3)                               0.85%      0.85%      1.10%      1.10%      1.00%         0.84%      0.85%
----------------------------------------------------------------------------------------------------------------------

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)        CLASS A
--------------------------------------------------------------------------------

                                                                                                            BALANCED
                                                                                                            PORTFOLIO
                                                                                                            ---------
Management Fee/Advisory Fees (AFTER FEE WAIVER)                                                                 0.62%(1)
12b-1 Fees (AFTER REIMBURSEMENTS)                                                                             None
Total Other Expenses (AFTER REIMBURSEMENTS)                                                                     0.13%
  Shareholder Servicing Fees (AFTER FEE WAIVER) (2)                                                         0.00%
---------------------------------------------------------------------------------------------------------------------
Total Operating Expenses (AFTER FEE WAIVERS) (3)                                                                0.75%
---------------------------------------------------------------------------------------------------------------------

(1) SEI FINANCIAL MANAGEMENT CORPORATION ("SFM") AND CERTAIN OF THE SUB-ADVISERS (COLLECTIVELY, "ADVISERS") HAVE AGREED TO WAIVE ON A VOLUNTARY BASIS, A PORTION OF THEIR FEES, AND THE MANAGEMENT/ADVISORY FEES SHOWN REFLECT THESE VOLUNTARY WAIVERS. SUCH FEE WAIVERS ARE VOLUNTARY AND MAY BE TERMINATED AT ANY TIME IN THE SOLE DISCRETION OF EACH ENTITY THAT HAS AGREED TO WAIVE A PORTION OF ITS FEE. ABSENT SUCH FEE WAIVERS, MANAGEMENT/ADVISORY FEES WOULD
    BE: LARGE CAP GROWTH PORTFOLIO, .75%; CAPITAL APPRECIATION PORTFOLIO, .75%; EQUITY INCOME PORTFOLIO, .75%; AND BALANCED PORTFOLIO, .75%. MANAGEMENT/ ADVISORY FEES FOR THE MID-CAP PORTFOLIO ARE RESTATED TO REFLECT THE ELIMINATION OF FEE WAIVERS.

(2) THE DISTRIBUTOR HAS WAIVED, ON A VOLUNTARY BASIS, ALL OR A PORTION OF ITS SHAREHOLDER SERVICING FEE, AND THE SHAREHOLDER SERVICING FEES SHOWN REFLECT THIS WAIVER. THE DISTRIBUTOR RESERVES THE RIGHT TO TERMINATE ITS WAIVER AT ANY TIME IN ITS SOLE DISCRETION. ABSENT SUCH WAIVER, SHAREHOLDER SERVICING FEES WOULD BE .25% FOR EACH PORTFOLIO.

(3) ABSENT THESE FEE WAIVERS, TOTAL OPERATING EXPENSES FOR THE CLASS A SHARES OF THE PORTFOLIOS WOULD BE: LARGE CAP VALUE PORTFOLIO, 1.02%; LARGE CAP GROWTH PORTFOLIO, 1.05%; SMALL CAP VALUE PORTFOLIO, 1.32%; SMALL CAP GROWTH PORTFOLIO, 1.32%; MID-CAP PORTFOLIO, 1.13%; CAPITAL APPRECIATION PORTFOLIO, 1.09%; EQUITY INCOME PORTFOLIO, 1.08%; AND BALANCED PORTFOLIO, 1.13%. ADDITIONAL INFORMATION MAY BE FOUND UNDER "THE ADVISER," "THE SUB-ADVISERS" AND "THE MANAGER."

EXAMPLE                                                                  CLASS A
--------------------------------------------------------------------------------

                                                                                    1 YR.       3 YRS.       5 YRS.       10 YRS.
                                                                                 -----------  -----------  -----------  -----------
An investor in a Portfolio would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) redemption at the end of each time period:
  Large Cap Value Portfolio                                                       $       9    $      27    $      47    $     105
  Large Cap Growth Portfolio                                                      $       9    $      27    $      47    $     105
  Small Cap Value Portfolio                                                       $      11    $      35    $      61    $     134
  Small Cap Growth Portfolio                                                      $      11    $      35    $      61    $     134
  Mid-Cap Portfolio                                                               $      10    $      32    $      55    $     122
  Capital Appreciation Portfolio                                                  $       9    $      27    $      47    $     104
  Equity Income Portfolio                                                         $       9    $      27    $      47    $     105
  Balanced Portfolio                                                              $       8    $      24    $      42    $      93
-----------------------------------------------------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

THE PURPOSE OF THE EXPENSE TABLE AND EXAMPLE IS TO ASSIST THE INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT MAY BE DIRECTLY OR INDIRECTLY BORNE BY INVESTORS IN CLASS A SHARES OF THE PORTFOLIOS. THE SMALL CAP GROWTH PORTFOLIO ALSO OFFERS CLASS D SHARES, WHICH ARE SUBJECT TO THE SAME EXPENSES, EXCEPT THAT CLASS D SHARES BEAR DIFFERENT DISTRIBUTION COSTS, ADDITIONAL TRANSFER AGENT COSTS AND SALES CHARGES. A PERSON WHO PURCHASES SHARES THROUGH A FINANCIAL INSTITUTION MAY BE CHARGED SEPARATE FEES BY THAT INSTITUTION. ADDITIONAL INFORMATION MAY BE FOUND UNDER "THE MANAGER," "THE ADVISER," "THE SUB-ADVISERS" AND "DISTRIBUTION AND SHAREHOLDER SERVICING."

FINANCIAL HIGHLIGHTS
                  ______________________________________________________________

The following information has been audited by Price Waterhouse LLP, the Trust's independent accountants, as indicated in their report dated November 22, 1996 on the Trust's financial statements as of September 30, 1996 incorporated by reference into the Trust's Statement of Additional Information. The Trust's financial statements and additional performance information are set forth in the 1996 Annual Report to Shareholders, which is available upon request and without charge by calling 1-800-342-5734. This table should be read in conjunction with the Trust's financial statements and notes thereto.

FOR A CLASS A SHARE OUTSTANDING THROUGHOUT THE PERIOD
                           NET ASSET       NET       NET REALIZED AND   DIVIDENDS
                             VALUE     INVESTMENT       UNREALIZED       FROM NET    DISTRIBUTIONS   NET ASSET
                           BEGINNING     INCOME       GAINS (LOSSES)    INVESTMENT   FROM REALIZED   VALUE END    TOTAL
                           OF PERIOD     (LOSS)       ON SECURITIES       INCOME     CAPITAL GAINS   OF PERIOD    RETURN
-------------------------------------------------------------------------------------------------------------------------
-------------------------
LARGE CAP VALUE PORTFOLIO
-------------------------
CLASS A
  1996                      $  13.00     $ 0.32           $ 2.01          $(0.26)       $(0.29)       $  14.78     18.33%
  1995                         10.71       0.33             2.44           (0.33)        (0.15)          13.00     26.83%
  1994                         11.54       0.28            (0.46)          (0.27)        (0.38)          10.71     (1.64)%
  1993                         12.49       0.31             0.22           (0.33)        (1.15)          11.54      4.35%
  1992                         12.05       0.34             0.71           (0.33)        (0.28)          12.49      9.17%
  1991                          9.30       0.35             2.92           (0.35)        (0.17)          12.05     35.95%
  1990                         11.75       0.33            (2.16)          (0.38)        (0.24)           9.30    (16.42)%
  1989                          9.45       0.33             2.24           (0.27)       --               11.75    (27.58)%
  1988                         10.99       0.30            (1.52)          (0.31)        (0.01)           9.45    (10.88)%
  1987(1)                      10.00       0.12             0.96           (0.09)       --               10.99     24.28%
-------------------------
LARGE CAP GROWTH
PORTFOLIO
-------------------------
  1996                      $  12.75     $ 0.07           $ 2.51          $(0.08)       $(0.22)       $  15.03     20.59%
  1995(2)                      10.00       0.11             2.72           (0.08)       --               12.75     37.90%
-------------------------
SMALL CAP VALUE PORTFOLIO
-------------------------
  1996                      $  12.19     $ 0.02           $ 1.27          $(0.01)       $(0.30)       $  13.17     10.86%
  1995(3)                      10.00       0.03             2.19           (0.03)       --               12.19     29.38%
-------------------------
SMALL CAP GROWTH
PORTFOLIO
-------------------------
CLASS A
  1996                      $  19.88     $(0.08)          $ 4.37          $--           $(3.66)       $  20.51     26.56%
  1995                         14.04      (0.14)            5.98           --           --               19.88     41.65%
  1994                         14.67      (0.05)            0.07           --            (0.65)          14.04      0.23%
  1993                         10.65      (0.02)            4.05           (0.01)       --               14.67     37.81%
  1992(4)                      10.00       0.02             0.65           (0.02)       --               10.65     15.07%
------------------
MID-CAP PORTFOLIO
------------------
CLASS A
  1996                      $  13.04     $ 0.18           $ 1.89          $(0.15)       $--           $  14.96     16.03%
  1995                         10.89       0.01             2.14           --           --               13.04     19.78%
  1994                         12.10       0.01            (0.98)          (0.01)        (0.23)          10.89     (8.10)%
  1993(5)                      10.00       0.01             2.10           (0.01)       --               12.10     34.06%

FOR A CLASS A SHARE OUTST
                                                                                   RATIO OF NET
                                                                                    INVESTMENT
                                                       RATIO OF NET    RATIO OF       INCOME
                                                        INVESTMENT     EXPENSE        (LOSS)
                                           RATIO OF       INCOME      TO AVERAGE    TO AVERAGE
                            NET ASSETS     EXPENSES     (LOSS) TO     NET ASSETS    NET ASSETS    PORTFOLIO   AVERAGE
                              END OF      TO AVERAGE     AVERAGE      (EXCLUDING    (EXCLUDING    TURNOVER   COMMISSION
                           PERIOD (000)   NET ASSETS    NET ASSETS     WAIVERS)      WAIVERS)       RATE       RATE+
-------------------------
-------------------------
LARGE CAP VALUE PORTFOLIO
-------------------------
CLASS A
  1996                       $  515,011      0.83%         2.31%         0.83%         2.31%         75%      $  0.0531
  1995                          331,692      0.76%         2.92%         0.82%         2.86%         99%        N/A
  1994                          133,178      0.75%         2.51%         0.75%         2.51%         67%        N/A
  1993                          205,157      0.75%         2.64%         0.76%         2.63%         96%        N/A
  1992                          242,065      0.75%         2.79%         0.80%         2.74%         17%        N/A
  1991                          187,876      0.75%         3.11%         0.83%         3.03%         25%        N/A
  1990                          119,763      0.75%         3.05%         0.98%         2.82%         28%        N/A
  1989                          111,810      0.76%         3.31%         1.26%         2.81%         29%        N/A
  1988                           44,841      0.75%         3.37%         1.33%         2.79%         44%        N/A
  1987(1)                        39,234      0.74%         2.82%         1.14%         2.42%          7%        N/A
-------------------------
LARGE CAP GROWTH
PORTFOLIO
-------------------------
  1996                       $  482,079      0.82%         0.50%         0.87%         0.45%         90%      $  0.0602
  1995(2)                       297,377      0.85%         1.15%         0.89%         1.11%         44%        N/A
-------------------------
SMALL CAP VALUE PORTFOLIO
-------------------------
  1996                       $  163,177      1.11%         0.15%         1.11%         0.15%        121%      $  0.0507
  1995(3)                       102,975      1.10%         0.26%         1.12%         0.24%         64%        N/A
-------------------------
SMALL CAP GROWTH
PORTFOLIO
-------------------------
CLASS A
  1996                       $  380,525      1.10%        (0.63)%        1.11%        (0.64)%       167%      $  0.0529
  1995                          310,238      1.10%        (0.60)%        1.13%        (0.63)%       113%        N/A
  1994                          300,296      1.01%        (0.51)%        1.11%        (0.61)%        97%        N/A
  1993                          193,816      0.97%        (0.25)%        1.14%        (0.42)%        85%        N/A
  1992(4)                        36,191      0.97%         0.49%         1.29%         0.17%         33%        N/A
------------------
MID-CAP PORTFOLIO
------------------
CLASS A
  1996                       $   24,954      0.77%         1.28%         0.88%         1.17%        101%      $  0.0124
  1995                           27,898      0.94%         0.04%         1.09%        (0.11)%       108%        N/A
  1994                          108,002      0.93%         0.03%         1.06%        (0.10)%        89%        N/A
  1993(5)                        57,669      0.90%         0.26%         1.12%         0.04%         87%        N/A

FINANCIAL HIGHLIGHTS (CONTINUED) _______________________________________________

FOR A CLASS A SHARE OUTSTANDING THROUGHOUT THE PERIOD
                           NET ASSET       NET       NET REALIZED AND   DIVIDENDS
                             VALUE     INVESTMENT       UNREALIZED       FROM NET    DISTRIBUTIONS   NET ASSET
                           BEGINNING     INCOME       GAINS (LOSSES)    INVESTMENT   FROM REALIZED   VALUE END    TOTAL
                           OF PERIOD     (LOSS)       ON SECURITIES       INCOME     CAPITAL GAINS   OF PERIOD    RETURN
-------------------------------------------------------------------------------------------------------------------------
-------------------------
CAPITAL APPRECIATION
PORTFOLIO
-------------------------
CLASS A
  1996                      $  16.70     $ 0.20           $ 3.18          $(0.17)       $(1.77)       $  18.14     22.14%
  1995                         15.18       0.22             2.42           (0.23)        (0.89)          16.70     19.03%
  1994                         16.36       0.24            (0.22)          (0.25)        (0.95)          15.18     (0.11)%
  1993                         15.09       0.32             1.68           (0.30)        (0.43)          16.36     13.50%
  1992                         14.15       0.30             1.23           (0.30)        (0.29)          15.09     11.03%
  1991                         11.21       0.41             3.06           (0.40)        (0.13)          14.15     31.69%
  1990                         13.29       0.35            (1.01)          (0.39)        (1.03)          11.21     (5.75)%
  1989                         10.06       0.31             3.34           (0.28)        (0.14)          13.29     37.43%
  1988(6)                      10.00       0.16             0.03           (0.13)       --               10.06      3.34%
------------------------
EQUITY INCOME PORTFOLIO
------------------------
CLASS A
  1996                      $  16.07     $ 0.49           $ 2.20          $(0.41)       $(1.95)       $  16.40     18.17%
  1995                         14.06       0.55             2.48           (0.55)        (0.47)          16.07     23.00%
  1994                         15.00       0.51            (0.38)          (0.50)        (0.57)          14.06      1.05%
  1993                         13.33       0.51             1.75           (0.51)        (0.08)          15.00     17.34%
  1992                         12.36       0.52             1.05           (0.52)        (0.08)          13.33     13.03%
  1991                         10.09       0.57             2.54           (0.60)        (0.24)          12.36     32.05%
  1990                         12.82       0.62            (2.41)          (0.66)        (0.28)          10.09    (15.02)%
  1989                         10.37       0.49             2.40           (0.42)        (0.02)          12.82     28.53%
  1988(7)                      10.00       0.10             0.34           (0.07)       --               10.37     13.49%
-------------------
BALANCED PORTFOLIO
-------------------
CLASS A
  1996                      $  12.76     $ 0.42           $ 1.44          $(0.34)       $(0.34)       $  13.94     15.01%
  1995                         11.52       0.34             1.34           (0.34)        (0.10)          12.76     15.05%
  1994                         12.24       0.23            (0.62)          (0.22)        (0.11)          11.52     (3.25)%
  1993                         11.35       0.25             1.29           (0.26)        (0.39)          12.24     14.49%
  1992                         10.70       0.52             0.73           (0.53)        (0.07)          11.35     11.64%
  1991                          9.77       0.65             0.96           (0.68)       --               10.70     15.96%
  1990(8)                      10.00       0.07            (0.30)          --           --                9.77    (15.56)%

FOR A CLASS A SHARE OUTST
                                                                                   RATIO OF NET
                                                                                    INVESTMENT
                                                       RATIO OF NET    RATIO OF       INCOME
                                                        INVESTMENT     EXPENSE        (LOSS)
                                           RATIO OF       INCOME      TO AVERAGE    TO AVERAGE
                            NET ASSETS     EXPENSES     (LOSS) TO     NET ASSETS    NET ASSETS    PORTFOLIO   AVERAGE
                              END OF      TO AVERAGE     AVERAGE      (EXCLUDING    (EXCLUDING    TURNOVER   COMMISSION
                           PERIOD (000)   NET ASSETS    NET ASSETS     WAIVERS)      WAIVERS)       RATE       RATE+
-------------------------
-------------------------
CAPITAL APPRECIATION
PORTFOLIO
-------------------------
CLASS A
  1996                       $  236,581      0.84%         1.20%         0.86%         1.18%        153%      $  0.0517
  1995                          310,693      0.84%         1.39%         0.89%         1.34%        107%        N/A
  1994                          729,100      0.79%         1.45%         0.84%         1.40%        109%        N/A
  1993                          776,745      0.75%         2.06%         0.84%         1.97%        119%        N/A
  1992                          536,028      0.75%         2.12%         0.88%         1.99%         84%        N/A
  1991                          248,440      0.75%         3.10%         0.94%         2.91%         83%        N/A
  1990                           47,250      0.75%         2.95%         1.04%         2.66%         96%        N/A
  1989                           47,250      0.76%         2.98%         1.50%         2.24%        122%        N/A
  1988(6)                        17,848      0.76%         3.17%         1.14%         2.79%         87%        N/A
------------------------
EQUITY INCOME PORTFOLIO
------------------------
CLASS A
  1996                       $  202,823      0.83%         3.00%         0.86%         2.97%         43%      $  0.0429
  1995                          250,609      0.82%         3.72%         0.88%         3.66%         47%        N/A
  1994                          418,207      0.78%         3.68%         0.84%         3.62%         28%        N/A
  1993                          337,939      0.75%         3.73%         0.85%         3.63%         39%        N/A
  1992                          178,756      0.75%         4.15%         0.87%         4.03%         18%        N/A
  1991                           93,552      0.75%         4.99%         0.86%         4.88%         42%        N/A
  1990                           54,193      0.75%         5.63%         1.02%         5.36%         33%        N/A
  1989                           30,865      0.76%         5.03%         2.62%         3.17%         11%        N/A
  1988(7)                         2,910      1.04%         4.74%         1.18%         4.60%          5%        N/A
-------------------
BALANCED PORTFOLIO
-------------------
CLASS A
  1996                       $   57,915      0.75%         2.98%         0.84%         2.89%        143%      $  0.0382
  1995                           70,464      0.75%         2.92%         0.90%         2.77%        159%        N/A
  1994                           65,480      0.75%         2.05%         0.91%         1.89%        149%        N/A
  1993                           33,807      0.75%         2.24%         0.94%         2.05%        109%        N/A
  1992                            5,974      0.75%         4.83%         1.12%         4.46%        101%        N/A
  1991                            2,174      0.75%         5.68%         2.54%         3.89%         19%        N/A
  1990(8)                           459      0.76%         5.66%         3.23%         3.19%          0%        N/A

 (1) LARGE CAP VALUE CLASS A SHARES WERE OFFERED BEGINNING APRIL 20, 1987. ALL RATIOS INCLUDING TOTAL RETURN FOR THAT PERIOD HAVE BEEN ANNUALIZED.
 (2) LARGE CAP GROWTH CLASS A SHARES WERE OFFERED BEGINNING DECEMBER 20, 1994. ALL RATIOS INCLUDING TOTAL RETURN FOR THAT PERIOD HAVE BEEN ANNUALIZED.
 (3) SMALL CAP VALUE CLASS A SHARES WERE OFFERED BEGINNING DECEMBER 20, 1994. ALL RATIOS INCLUDING TOTAL RETURN FOR THAT PERIOD HAVE BEEN ANNUALIZED.
 (4) SMALL CAP GROWTH CLASS A SHARES WERE OFFERED BEGINNING APRIL 20, 1992. ALL RATIOS INCLUDING TOTAL RETURN FOR THAT PERIOD HAVE BEEN ANNUALIZED.
 (5) MID-CAP CLASS A SHARES WERE OFFERED BEGINNING FEBRUARY 16, 1993. ALL RATIOS INCLUDING TOTAL RETURN FOR THAT PERIOD HAVE BEEN ANNUALIZED.
 (6) CAPITAL APPRECIATION CLASS A SHARES WERE OFFERED BEGINNING MARCH 1, 1988. ALL RATIOS INCLUDING TOTAL RETURN FOR THAT PERIOD HAVE BEEN ANNUALIZED.
 (7) EQUITY INCOME CLASS A SHARES WERE OFFERED BEGINNING JUNE 2, 1988. ALL RATIOS INCLUDING TOTAL RETURN FOR THAT PERIOD HAVE BEEN ANNUALIZED.
 (8) BALANCED CLASS A SHARES WERE OFFERED BEGINNING SEPTEMBER 6, 1992. ALL RATIOS INCLUDING TOTAL RETURN FOR THAT PERIOD HAVE BEEN ANNUALIZED.
  + AVERAGE COMMISSION RATE PAID PER SHARE FOR SECURITY PURCHASES AND SALES
    DURING THE PERIOD. PRESENTATION OF THE RATE IS REQUIRED FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995.

THE TRUST
      __________________________________________________________________________

SEI INSTITUTIONAL MANAGED TRUST (the "Trust") is an open-end investment management company that offers units of beneficial interest ("shares") in separate diversified and non-diversified portfolios. The Small Cap Growth Portfolio has two separate classes of shares, Class A and Class D, which provide for variations in distribution and transfer agent costs, sales charges, voting rights and dividends. This prospectus offers Class A shares of the Trust's Large Cap Value, Large Cap Growth, Small Cap Value, Small Cap Growth, Mid-Cap, Capital Appreciation, Equity Income and Balanced Portfolios (each a "Portfolio" and, together, the "Portfolios"). The investment adviser and investment sub-advisers to the Portfolios are referred to collectively as the "advisers." Additional information pertaining to the Trust may be obtained by writing SEI Financial Services Company, Oaks, Pennsylvania 19456, or by calling 1-800-342-5734.

INVESTMENT OBJECTIVES
AND POLICIES
     ___________________________________________________________________________
LARGE CAP VALUE PORTFOLIO
                     The investment objective of the Large Cap Value Portfolio is long-term growth of capital and income. There can be no assurance that the Portfolio will achieve its investment objective.

                           Under normal market conditions, the Portfolio will
                     invest at least 65% of its total assets in a diversified portfolio of high quality, income producing common stocks of large companies (i.e., companies with market capitalizations of more than $1 billion) which, in the opinion of the advisers, are undervalued in the marketplace at the time of purchase. In general, the advisers characterize high quality securities as those that have above-average reinvestment rates. The advisers also consider other factors, such as earnings and dividend growth prospects, as well as industry outlook and market share. Any remaining assets may be invested in other equity securities and in investment grade fixed income securities. Investment grade fixed income securities are securities that are rated at least BBB by Standard & Poor's Corporation ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's").

                           The Portfolio's investment adviser is SEI Financial
                     Management Corporation, and its investment sub-advisers are LSV Asset Management, Mellon Equity Associates and Pacific Alliance Capital Management.

LARGE CAP GROWTH PORTFOLIO
                     The investment objective of the Large Cap Growth Portfolio is capital appreciation. There can be no assurance that the Portfolio will achieve its investment objective.

                           Under normal market conditions, the Portfolio will
                     invest at least 65% of its total assets in equity securities of large companies (i.e., companies with market capitalizations of more than $1 billion) which, in the opinion of the advisers, possess significant growth potential. Any remaining assets may be invested in investment grade fixed income securities or in equity securities of smaller companies that the Portfolio's advisers believe are appropriate in light of the Portfolio's objective.

                           The Portfolio's investment adviser is SEI Financial
                     Management Corporation, and its investment sub-advisers are Alliance Capital Management L.P., IDS Advisory Group Inc. and Provident Investment Counsel, Inc.

SMALL CAP VALUE PORTFOLIO
                     The investment objective of the Small Cap Value Portfolio is capital appreciation. There can be no assurance that the Portfolio will achieve its investment objective.

                           Under normal market conditions, the Portfolio will
                     invest at least 65% of its total assets in the equity securities of smaller companies (i.e., companies with market capitalizations of less than $1 billion) which, in the opinion of the advisers, have prices that appear low relative to certain fundamental characteristics such as earnings, book value, or return on equity. Any remaining assets may be invested in investment grade fixed income securities or equity securities of larger, more established companies that the Portfolio's advisers believe are appropriate in light of the Portfolio's objective.

                           The Portfolio's annual turnover rate may exceed 100%.
                     Such a turnover rate may result in higher transaction costs and in additional taxes for shareholders. See "Taxes."

                           The Portfolio's investment adviser is SEI Financial
                     Management Corporation, and its investment sub-advisers are 1838 Investment Advisors, L.P. and Boston Partners Asset Management, L.P.

SMALL CAP GROWTH PORTFOLIO
                     The investment objective of the Small Cap Growth Portfolio is long-term capital appreciation. There can be no assurance that the Portfolio will achieve its investment objective.

                           Under normal market conditions, the Portfolio will
                     invest at least 65% of its total assets in the equity securities of smaller growth companies (i.e., companies with market capitalizations less than $1 billion) which, in the opinion of the advisers, are in an early stage or transitional point in their development and have demonstrated or have the potential for above average capital growth. The advisers will select companies that have the potential to gain market share in their industry, achieve and maintain high and consistent profitability or produce increases in earnings. The advisers also seek companies with strong company management and superior fundamental strength. Small capitalization companies have the potential to show earnings growth over time that is well above the growth rate of the overall economy. Any remaining assets may be invested in the equity securities of more established companies that the advisers believe may offer strong capital appreciation potential due to their relative market position, anticipated earnings growth, changes in management or other similar opportunities.

                           For temporary defensive purposes, the Portfolio may
                     invest all or a portion of its assets in common stocks of larger, more established companies and in investment grade fixed income securities.

                           The Portfolio's annual turnover rate may exceed 100%.
                     Such a turnover rate may result in higher transaction costs and in additional taxes for shareholders. See "Taxes."

                           The Portfolio's investment adviser is SEI Financial
                     Management Corporation, and its investment sub-advisers are Nicholas-Applegate Capital Management, Inc., First of America Investment Corporation, Furman Selz Capital Management LLC, and Wall Street Associates.

MID-CAP PORTFOLIO
                     The investment objective of the Mid-Cap Portfolio is long-term capital appreciation. There can be no assurance that the Portfolio will achieve its investment objective.

                           Under normal market conditions, the Portfolio will
                     invest at least 65% of its total assets in equity securities of medium-sized companies (i.e., companies with market capitalizations of $500 million to $5 billion). Such companies are typically well established but have not reached full maturity, and may offer significant growth potential. The advisers will seek to identify companies which, in their opinion, will experience accelerating earnings, increased institutional ownership or strong price appreciation relative to their industries and broad market averages.

                           Any remaining assets may be invested in equity
                     securities of larger, more established companies, investment grade fixed income securities or money market securities. For temporary defensive purposes, when the advisers determine that market conditions warrant, the Portfolio may invest all or a portion of its assets in equity securities of larger companies.

                           The Portfolio's annual turnover rate may exceed 100%.
                     Such a turnover rate may result in higher transaction costs and in additional taxes for shareholders. See "Taxes."

                           The Portfolio's investment adviser is SEI Financial
                     Management Corporation, and its investment sub-adviser is Martingale Asset Management, L.P.

CAPITAL APPRECIATION PORTFOLIO
                     The investment objective of the Capital Appreciation Portfolio is capital appreciation. There can be no assurance that the Portfolio will achieve its investment objective.

                           Under normal market conditions, at least 65% of the
                     Portfolio's assets will be invested in a diversified portfolio of common stocks (and securities convertible into common stock) which, in the opinion of the advisers, are undervalued in the marketplace at the time of purchase. Dividend income is an incidental consideration compared to growth of capital. In selecting securities for the Portfolio, the advisers will evaluate factors they believe are likely to affect long-term capital appreciation such as the issuer's background, industry position, historical returns on equity and experience and qualifications of the management team. The advisers will rotate the Portfolio holdings between various market sectors based on economic analysis of the overall business cycle. Any remaining assets may be invested in investment grade fixed income securities and other types of equity securities.

                           The Portfolio's annual turnover rate may exceed 100%.
                     Such a turnover rate may result in higher transaction costs and in additional taxes for shareholders. See "Taxes."

                           The Portfolio's investment adviser is SEI Financial
                     Management Corporation, and its investment sub-adviser is STI Capital Management, N.A.

EQUITY INCOME PORTFOLIO
                     The investment objective of the Equity Income Portfolio is to provide current income and, as a secondary objective, moderate capital appreciation. There can be no assurance that the Portfolio will achieve its investment objectives.

                           Under normal market conditions, at least 65% of the
                     Portfolio's assets will be invested in a diversified portfolio of common stocks. The investment approach employed by the advisers emphasizes income-producing common stocks which, in general, have above-average dividend yields relative to the stock market as measured by the Standard and Poor's 500 Index. Any remaining assets may be invested in investment grade fixed income securities.

                           The Portfolio's investment adviser is SEI Financial
                     Management Corporation, and its investment sub-adviser is Pacific Alliance Capital Management.

BALANCED PORTFOLIO
                     The investment objective of the Balanced Portfolio is total return consistent with the preservation of capital. There can be no assurance that the Portfolio will achieve its investment objective.

                           The Portfolio invests in a combination of undervalued
                     common stocks and fixed income securities or in other investment companies that invest in such securities. The Portfolio seeks strong total return in all market conditions, with a special emphasis on minimizing interim declines during falling equity markets. The Portfolio primarily invests in large capitalization equity securities, intermediate-maturity fixed income securities and money market instruments.

                           The average maturity of the fixed income securities
                     in the Portfolio will, under normal circumstances, be approximately five years, although this will vary with changing market conditions.

                           The Portfolio's investment adviser is SEI Financial
                     Management Corporation, and its investment sub-adviser is STI Capital Management, N.A.

GENERAL INVESTMENT
POLICIES
     ___________________________________________________________________________
BORROWING
                     Each Portfolio may borrow money to meet redemptions for temporary, emergency purposes. Interest paid on such borrowings will reduce a Portfolio's income. A Portfolio will not purchase securities while its borrowings exceed 5% of its total assets.

EQUITY SECURITIES
                     Each Portfolio may purchase equity securities. Equity securities include common stock, preferred stock, warrants or rights to subscribe to common stock and, in general, any security that is convertible into or exchangeable for common stock. The Large Cap Value, Small Cap Growth, Capital Appreciation and Equity Income Portfolios may only invest in such securities if they are listed on registered exchanges or actively traded in the over-the-counter market.

INVESTMENT COMPANY SECURITIES
                     Each Portfolio may purchase investment company securities, which will result in the layering of expenses. There are legal limits on the amount of such securities that may be acquired by a Portfolio.

MONEY MARKET
SECURITIES
                     Each Portfolio may hold cash reserves and invest in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as of the end of their most recent fiscal year, high-grade commercial paper and other short-term debt securities) rated at the time of purchase in the top two categories by a nationally recognized statistical rating organization ("NRSRO"), or, if not rated, determined by the advisers to be of comparable quality at the time of purchase.
OPTIONS AND FUTURES
                     Each Portfolio may purchase or write options, futures and options on futures. Risks associated with investing in options and futures may include lack of a liquid secondary market, trading restrictions which may be imposed by an exchange and government regulations which may restrict trading.
SECURITIES LENDING
                     Each Portfolio may lend assets to qualified investors in order to realize additional income.

TEMPORARY DEFENSIVE
INVESTMENTS
                     In order to meet liquidity needs, or for temporary defensive purposes, each Portfolio may invest up to 100% of its assets in cash and money market securities. To the extent a Portfolio is engaged in temporary defensive investing, the Portfolio will not be pursuing its investment objective.
U.S. DOLLAR DENOMINATED SECURITIES OF FOREIGN ISSUERS
                     Each Portfolio, except the Mid-Cap Portfolio, may invest in U.S. dollar denominated securities of foreign issuers, including American Depositary Receipts, that are traded on registered exchanges or listed on NASDAQ.
U.S. TREASURY RECEIPTS
                     The Large Cap Value, Capital Appreciation and Equity Income Portfolios may invest in receipts involving U.S. Treasury obligations.
WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
                     Each Portfolio may invest in when-issued and delayed delivery securities.

                           For additional information regarding the Portfolios'
                     permitted investments, see "Risk Factors" and "Description of Permitted Investments and Risk Factors" in this Prospectus and "Description of Permitted Investments" in the Statement of Additional Information. For a description of the above ratings, see "Description of Ratings" in the Statement of Additional Information.
RISK FACTORS
          ______________________________________________________________________
EQUITY SECURITIES
                     Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

                     Fluctuations in the value of equity securities in which a Portfolio invests will cause the net asset value of the Portfolio to fluctuate.

                           Investments in small or middle capitalization
                     companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.
FIXED INCOME SECURITIES
                     The market value of a Portfolio's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Securities with longer maturities are subject to greater fluctuations in value than securities with shorter maturities. Changes by an NRSRO in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of a Portfolio's securities will not affect cash income derived from these securities but will affect the Portfolio's net asset value.

                           Debt securities rated BBB by S&P or Baa by Moody's
                     lack outstanding investment characteristics, and have speculative characteristics as well.

                           Securities held by a Portfolio that are guaranteed by
                     the U.S. Government, its agencies or instrumentalities guarantee only the payment of principal and interest on the guaranteed securities, and do not guarantee the securities' yield or value or the yield or value of a Portfolio's shares.

INVESTMENT LIMITATIONS
        ________________________________________________________________________

                     The investment objective and certain of the investment limitations are fundamental policies of the Portfolios. Fundamental policies cannot be changed with respect to the Trust or a Portfolio without the consent of the holders of a majority of the Trust's or that Portfolio's outstanding shares.

                     NO PORTFOLIO MAY:

                     1. With respect to 75% of its assets, (i) purchase the
                       securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

                     2. Purchase any securities which would cause more than 25%
                       of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

                     The foregoing percentage limitations will apply at the time of the purchase of a security. Additional fundamental and non-fundamental investment limitations are set forth in the Trust's Statement of Additional Information.
THE MANAGER
          ______________________________________________________________________

                     SEI Fund Management ("SEI Management") provides the Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel and facilities, and acts as dividend disbursing agent and shareholder servicing agent. In addition, SEI Management also serves as transfer agent (the "Transfer Agent") to the Class A shares of the Trust.

                           For its management services, SEI Management is
                     entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .35% of the average daily net assets of each Portfolio. SEI Management may waive all or a portion of its fee in order to limit the operating expenses of a Portfolio. Any such waivers are voluntary and may be terminated at any time in SEI Management's sole discretion.

                           For the fiscal year ended September 30, 1996, the
                     Portfolios paid SEI Management the following management fees (based on each Portfolio's average daily net assets after fee waivers): Large Cap Value Portfolio, .35%; Large Cap Growth, .35%; Small Cap Value, .34%; Small Cap Growth Portfolio, .34%; Capital Appreciation Portfolio, .34%; Equity Income Portfolio, .33%; Balanced Portfolio, .27%; and Mid-Cap Portfolio, .24%.
THE ADVISER
         _______________________________________________________________________
SEI FINANCIAL MANAGEMENT CORPORATION
                     SEI Financial Management Corporation ("SFM") serves as investment adviser to each Portfolio. SFM is a wholly-owned subsidiary of SEI Investments Company ("SEI"), a financial services company located in Oaks, Pennsylvania. The principal business address of SFM is Oaks, Pennsylvania 19456. SEI was founded in 1968 and is a leading provider of investment solutions to banks, institutional investors, investment advisers, and insurance companies. Affiliates of SFM have provided consulting advice to institutional investors for more than 20 years, including advice regarding selection and evaluation of investment advisers. SFM currently serves as manager or administrator to more than 40 investment companies, including more than 290 portfolios, which investment companies have more than $69 billion in assets as of September 30, 1996.

                           SFM acts as the investment adviser to the Portfolios
                     and operates as a "manager of managers." As Adviser, SFM oversees the investment advisory services provided to the Portfolios and manages the cash portion of the Portfolios' assets. Pursuant to separate sub-advisory agreements with SFM, and under the supervision of SFM and the Board of Trustees, the sub-advisers are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Portfolios. The sub-advisers are selected based primarily upon the research and recommendations of SFM, which evaluates quantitatively and qualitatively each sub-adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies. Subject to Board review, SFM allocates and, when appropriate, reallocates the Portfolios' assets among sub-advisers, monitors and evaluates sub-adviser performance, and oversees sub-adviser compliance with the Portfolios' investment objectives, policies and restrictions. SFM has the ultimate responsibility for the investment performance of the Portfolios due to its responsibility to oversee sub-advisers and recommend their hiring, termination and replacement.

                           For these advisory services, SFM is entitled to a
                     fee, which is calculated daily and paid monthly, at an annual rate of .35% of the Large Cap Value Portfolio's average daily net assets, at an annual rate of .40% of the Large Cap Growth, Mid-Cap, Capital Appreciation, Equity Income and Balanced Portfolios' average daily net assets and at an annual rate of .65% of Small Cap Value and Small Cap Growth Portfolios' average daily net assets. SFM pays the sub-advisers out of its investment advisory fees.

                           For the fiscal year ended September 30, 1996, SFM
                     received an advisory fee of .35% of the Large Cap Value and Large Cap Growth Portfolios' average daily net assets, .40% of the Mid-Cap, .39% of the Capital Appreciation, Equity Income and Balanced Portfolios' average daily net assets and .65% of the Small Cap Value and Small Cap Growth Portfolios' average daily net assets.

                           SFM has obtained an exemptive order from the
                     Securities and Exchange Commission (the "SEC") that permits SFM, with the approval of the Trust's Board of Trustees, to retain sub-advisers unaffiliated with SFM for the Portfolios without submitting the sub-advisory agreements to a vote of the Portfolios' shareholders. The exemptive relief permits the disclosure of only the aggregate amount payable by SFM under all such sub-advisory agreements. The Portfolios will notify shareholders in the event of any addition or change in the identity of its sub-advisers.
THE SUB-ADVISERS
               _________________________________________________________________
1838 INVESTMENT ADVISORS, L.P.
                     1838 Investment Advisors, L.P. ("1838") serves as Sub-Adviser to a portion of the assets of the Small Cap Value Portfolio. 1838 is a Delaware limited partnership located at 100 Matsonford Road, Radnor, Pennsylvania. As of September 30, 1996, 1838 managed $4.5 billion in assets in large and small capitalization equity, fixed income and balanced account portfolios. Clients include corporate employee benefit plans, municipalities, endowments, foundations, jointly trusteed plans, insurance companies and wealthy individuals.

                           Edwin B. Powell has served as the portfolio manager
                     to the Small Cap Value Portfolio since its inception, and since 1995, Cynthia R. Axelrod has also served as a portfolio manager to the Portfolio. These individuals work as a team and share responsibility. Mr. Powell joined 1838 in 1994. Mr. Powell managed small cap equity portfolios for Provident Capital Management from 1987 to 1994. Prior to joining 1838, Ms. Axelrod was with Friess Associates from 1992 to 1995. Prior to 1992, Ms. Axelrod was with Provident Capital Management from 1987 to 1992.

                           SFM pays 1838 a fee based on a percentage of the
                     average monthly market value of the portion of the assets of the Small Cap Value Portfolio managed by 1838.

ALLIANCE CAPITAL MANAGEMENT L.P.
                     Alliance Capital Management L.P. ("Alliance") serves as Sub-Adviser to a portion of the assets of the Large Cap Growth Portfolio. Alliance is a registered investment adviser organized as a Delaware limited partnership which originated as Alliance Capital Management Corporation in 1971. Alliance Capital Management Corporation, an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States, is the general partner of Alliance. As of September 30, 1996, Alliance managed over $174 billion in assets. The principal business address of Alliance is 1345 Avenue of the Americas, New York, New York 10105.

                           The Portfolio has been managed by a committee since
                     its inception.

                           SFM pays Alliance a fee based on a percentage of the
                     average monthly market value of the portion of the assets of the Large Cap Growth Portfolio managed by Alliance.

BOSTON PARTNERS ASSET MANAGEMENT, L.P.
                     Boston Partners Asset Management, L.P. ("BPAM") serves as Sub-Adviser to a portion of the assets of the Small Cap Value Portfolio. BPAM, a Delaware limited partnership, is a registered investment adviser with its principal offices located at One Financial Center, 43rd Floor, Boston, Massachusetts 02111. BPAM was founded in April, 1995, and as of September 30, 1996, it had approximately $6.8 billion in assets under management. BPAM's clients include corporations, endowments, foundations, pension and profit sharing plans, and investment companies. BPAM's general partner is Boston Partners, Inc.

                           The portion of the Small Cap Value Portfolio's assets
                     allocated to BPAM is managed by Wayne J. Archambo, CFA. Mr. Archambo has been employed by BPAM since its organization, and has more than 10 years experience investing in equities. Prior to joining BPAM, Mr. Archambo was employed at The Boston Company Asset Management, Inc. ("TBCAM") from 1989 through April 1995. Mr. Archambo created TBCAM's small cap value product in 1992. The following year he was named as a member of TBCAM's Equity Strategy Committee, and in 1994, he created their mid-cap value product. Prior to joining TBCAM in 1989, Mr. Archambo spent six years as a fund manager/analyst for Boston-based Systematic Investors.

                           SFM pays BPAM a fee based on a percentage of the
                     average monthly market value of the portion of the assets of the Small Cap Value Portfolio managed by BPAM.

FIRST OF AMERICA
INVESTMENT CORPORATION
                     First of America Investment Corporation ("First of America") serves as Sub-Adviser to a portion of the Small Cap Growth Portfolio. First of America is a Michigan Corporation that is a wholly-owned subsidiary of First America Bank -- Michigan, N.A., a national banking association, which is in turn a wholly-owned subsidiary of First America Bank Corporation, a registered bank holding company. First of America is registered as an investment adviser under the Investment Advisers Act of 1940. First of America, together with its predecessor, has been engaged in the investment advisory business since 1932. First of America's principal business address is 303 North Rose Street, Suite 500, Kalamazoo, Michigan 49007. As of September 30, 1996, First of America had approximately $14.3 billion in assets under management. First of America's clients include mutual funds, trust funds, and individually managed institutional and individual accounts.

                           Mr. Roger Stamper, CFA, has primary responsibility
                     for First of America's portion of the Small Cap Growth Portfolio. Mr. Stamper is a Managing Director of First of America and has been with First of America since 1988.

                           SFM pays First of America a fee based on a percentage
                     of the average monthly market value of the portion of the assets of the Small Cap Growth Portfolio managed by First of America.

FURMAN SELZ CAPITAL MANAGEMENT LLC
                     Furman Selz Capital Management LLC ("Furman Selz") serves as Sub-Adviser to a portion of the assets of the Small Cap Growth Portfolio. Furman Selz, a Delaware limited liability company whose predecessor was formed in 1977, is a registered investment adviser that managed approximately $7 billion in assets as of August 31, 1996. Furman Selz is a wholly-owned subsidiary of Furman Selz Holdings LLC. Furman Selz's principal business address is 230 Park Avenue, New York, NY 10169, Matthew S. Price and David C. Campbell, Managing Directors/Portfolio Managers of Furman Selz, are primarily responsible for the day-to-day management and investment decisions made with respect to the assets of the Portfolio. Prior to joining Furman Selz, Mr. Price and Mr. Campbell were Senior Portfolio Managers at Value Line Asset Management.

                           SFM pays Furman Selz a fee based on a percentage of
                     the average monthly market value of the portion of the assets of the Small Cap Growth Portfolio managed by Furman Selz.

IDS ADVISORY GROUP INC.
                     IDS Advisory Group Inc. ("IDS") serves as Sub-Adviser to a portion of the assets of the Large Cap Growth Portfolio. IDS is a registered investment adviser and wholly-owned subsidiary of American Express Financial Corporation. As of August 30, 1996, IDS managed over $28 billion in assets, with $7.1 billion of this total in large capitalization growth domestic equities. IDS was founded in 1972 to manage tax-exempt assets for institutional clients. The principal business address of IDS is IDS Tower 10, Minneapolis, Minnesota 55440.

                           The day-to-day management of IDS' portion of the
                     Large Cap Growth Portfolio's investments is the responsibility of a committee composed of the six investment portfolio managers of the equity investment team. No individual person is primarily responsible for making recommendations to that committee. IDS has served as sub-adviser to the Large Cap Growth Portfolio since its inception.

                           SFM pays IDS a fee based on a percentage of the
                     average monthly market value of the portion of the assets of the Large Cap Growth Portfolio managed by IDS.

LSV ASSET MANAGEMENT
                     LSV Asset Management ("LSV") serves as Sub-Adviser to a portion of the assets of the Large Cap Value Portfolio. LSV is a registered investment adviser organized as a Delaware general partnership in which an affiliate of SFM owns a majority interest. The general partners of LSV have developed quantitative value analysis methodology and software which has been used to manage assets over the past 6 years. The portfolio identified by the model has been implemented by a number of institutional clients with aggregate assets invested of approximately $295 million. The principal business address of LSV is 181 W. Madison Avenue, Chicago, Illinois 60602.

                           Josef Lakonishok, Andrei Shleifer and Robert Vishny,
                     officers of LSV, monitor the quantitative analysis model on a continuous basis, and make adjustments to the model based on their ongoing research and statistical analysis. Securities are identified for purchase or sale for the Portfolio based upon the computer model and defined variance tolerances. Purchases and sales are effected by LSV based upon the output from the model.

                           SFM pays LSV a fee, which is calculated and paid
                     monthly, based on an annual rate of .20% of the average monthly market value of the assets of the Large Cap Value Portfolio managed by LSV. For the fiscal year ended September 30, 1996, LSV received a sub-advisory fee of .20% from SFM.

MARTINGALE ASSET MANAGEMENT, L.P.
                     Martingale Asset Management, L.P. ("Martingale") serves as Sub-Adviser to the Mid-Cap Portfolio. Martingale is a Delaware limited partnership with its principal address at 222 Berkeley Street, Boston, Massachusetts 02116. Commerz Asset Management USA Corporation ("CAM") is the general partner with a controlling interest in Martingale. CAM is an affiliate of Commerz International Capital Management GmbH ("CICM"), headquartered in Frankfurt, Germany. CICM is the asset management subsidiary of Commerzbank AG. Martingale was established in 1987, and as of September 30, 1996, had assets of approximately $470 million under management.

                           The assets of the Portfolio have been managed by
                     William Jacques since    , 1996. Mr. Jacques, Executive
                     Vice President and portfolio manager, has been with Martingale since 1987.

                           SFM pays Martingale a fee based on a percentage of
                     the average monthly market value of the assets of the Mid-Cap Portfolio managed by Martingale.

MELLON EQUITY ASSOCIATES
                     Mellon Equity Associates ("Mellon Equity") serves as Sub-Adviser to a portion of the assets of the Large Cap Value Portfolio. Mellon Equity is a Pennsylvania business trust founded in 1987, whose beneficial owners are Mellon Bank, N.A. and MMIP, Inc. MMIP, Inc. is a wholly-owned subsidiary of Mellon Bank, N.A., which itself is a wholly-owned subsidiary of the Mellon Bank Corporation. Mellon Equity is a professional investment counseling firm that provides investment management services to the equity and balanced pension, public fund and profit-sharing investment management markets, and is an investment adviser registered under the Investment Advisers Act of 1940. Mellon Equity had discretionary management authority with respect to approximately $9.9 billion of assets as of June 30, 1996. Mellon Equity's predecessor organization had managed domestic equity tax-exempt institutional accounts since 1947. The business address for Mellon Equity is 500 Grant Street, Suite 3700, Pittsburgh, Pennsylvania 15258.

                           William P. Rydell and Robert A. Wilk have been the
                     Portfolio Managers for Mellon Equity's portion of the assets of the Large Cap Value Portfolio since 1994. Mr. Rydell is the President and Chief Executive Officer of Mellon Equity, and has been managing individual and collectivized portfolios at Mellon Equity since 1982. Mr. Wilk is a Senior Vice President and Portfolio Manager of Mellon Equity, and has been involved with securities analysis, quantitative research, asset allocation, trading and client services at Mellon since April, 1990.

                           SFM pays Mellon Equity a fee based on a percentage of
                     the average monthly market value of the portion of the assets of the Large Cap Value Portfolio managed by Mellon Equity.

NICHOLAS-APPLEGATE CAPITAL MANAGEMENT, INC.
                     Nicholas-Applegate Capital Management, Inc.
                     ("Nicholas-Applegate") serves as Sub-Adviser to a portion of the assets of the Small Cap Growth Portfolio. Nicholas-Applegate has operated as an investment adviser which provides investment services to numerous clients, including employee benefit plans, public retirement systems and unions, university endowments, foundations, investment companies, other institutional investors and individuals. As of September 30, 1996, Nicholas-Applegate had discretionary management authority with respect to approximately $30.6 billion of assets. The principal business address of Nicholas-Applegate is 600 West Broadway, 29th Floor, San Diego, California 92101. Nicholas-Applegate, pursuant to a partnership agreement, is controlled by its general partner Nicholas-Applegate Capital Management Holdings, L.P., a California Limited Partnership controlled by Arthur E. Nicholas.

                           Nicholas-Applegate manages its portion of the Small
                     Cap Growth Portfolio's assets through its systematic-driven management team under the general supervision of Mr. Nicholas, founder and Chief Investment Officer of the firm. Nicholas-Applegate's systems driven investment team, headed by Lawrence S. Speidell, has been primarily responsible for the day-to-day management of the Portfolio since March, 1994. Mr. Speidell has been a Portfolio Manager and investment team leader with Nicholas-Applegate since March, 1994. Prior to joining Nicholas-Applegate, he was an institutional portfolio manager with Batterymarch Financial Management.

                           SFM pays Nicholas-Applegate a fee based on a
                     percentage of the average monthly market value of the portion of the assets of the Small Cap Growth Portfolio managed by Nicholas-Applegate.

PACIFIC ALLIANCE CAPITAL MANAGEMENT
                     Pacific Alliance Capital Management ("Pacific") serves as Sub-Adviser to the Equity Income Portfolio, and also serves as Sub-Adviser to a portion of the assets of the Large Cap Value Portfolio. Pacific is a division of Union Bank of California, N.A., and provides equity and fixed-income management services for corporate pension plans, endowments, foundations, Taft-Hartley Plans, public agencies and individuals. Union Bank of California, N.A., is a wholly-owned subsidiary of The Bank of Tokyo-Mitsubishi Limited. As of September 30, 1996, Pacific had discretionary management authority with respect to approximately $13 billion of assets. The principal business address of Pacific is 475 Sansome Street, San Francisco, California 94111.

                           The Equity Income Portfolio has been managed by a
                     committee since its inception. The Large Cap Value Portfolio has been managed by a committee since December, 1994.

                           SFM pays Pacific a fee based on a percentage of the
                     average monthly market value of the assets of the Equity Income Portfolio, and a percentage of the average monthly market value of the portion of the assets of the Large Cap Value Portfolio managed by Pacific.

PROVIDENT INVESTMENT COUNSEL, INC.
                     Provident Investment Counsel, Inc. ("Provident") serves as Sub-Adviser to a portion of the assets of the Large Cap Growth Portfolio. Provident is a registered investment adviser with its principal business address at 300 North Lake Avenue, Pasadena, California 91101. Provident, which, through its predecessors, has been in business since 1951, is a wholly-owned subsidiary of United Asset Management ("UAM"), a publicly traded investment adviser holding company. UAM is headquartered at One International Place, Boston, Massachusetts 02110. Provident provides investment advice to corporations, public entities, foundations, and labor unions, as well as to other investment companies. As of November 30, 1996, Provident had over $21.9 billion in client assets under management.

                           While Provident utilizes a team approach to portfolio
                     management, its Managing Director, Jeffrey J. Miller, is responsible for the day-to-day management of the portion of the Portfolio's assets assigned to Provident. Mr. Miller has been employed by Provident since 1972, and has 24 years of investment experience.

                           SFM pays Provident a fee based on a percentage of the
                     average monthly market value of the portion of the assets of the Large Cap Growth Portfolio managed by Provident.

STI CAPITAL MANAGEMENT, N.A.
                     STI Capital Management, N.A. ("STI") serves as Sub-Adviser to the Capital Appreciation and Balanced Portfolios. STI was established in 1934, and is a wholly-owned subsidiary of Sun Trust Banks, Inc., a Fortune 500 company. As of September 30, 1996, STI had discretionary management authority over more than $11 billion in assets. The principal business address is: STI Capital Management, P.O. Box 3786, Orlando, Florida 32802-3786.

                           Anthony R. Gray is Chairman and Chief Investment
                     Officer for STI. Mr. Gray is responsible for corporate and investment policy at STI and management of the Trust's growth equity products, including the Capital Appreciation and Balanced Portfolios. Prior to establishing STI as a separate entity within the SunTrust organization in 1989, Mr. Gray served as the Director of Equity Investments for the bank's trust assets. Mr. Gray joined the SunTrust organization in 1979, and has been in the investment management business for 23 years.

                           SFM pays STI a fee based on a percentage of the
                     average monthly market value of the portion of the assets of the Capital Appreciation and Balanced Portfolios managed by STI.

WALL STREET ASSOCIATES
                     Wall Street Associates ("WSA") serves as Sub-Adviser to a portion of the assets of the Small Cap Growth Portfolio. WSA is organized as a corporation with its principal business address at 1200 Prospect Street, Suite 100, La Jolla, California 92037. WSA was founded in 1987, and as of September 30, 1996, had approximately $1 billion in assets under management. WSA provides investment advisory services for institutional clients, an investment partnership for which it serves as general partner, a group trust for which it serves as sole investment manager, and an offshore fund for foreign investors for which it serves as the sole investment manager.

                           William Jeffery III, Kenneth F. McCain, and Richard
                     S. Coons, each of whom own 1/3 of WSA, serve as Portfolio Managers for the portion of the Portfolio's assets allocated to WSA since August, 1995. Each is a principal of WSA and, together, they have 78 years of investment management experience.

                           SFM pays WSA a fee based on a percentage of the
                     average monthly market value of the portion of the assets of the Small Cap Growth Portfolio managed by WSA.

DISTRIBUTION AND
SHAREHOLDER SERVICING
      __________________________________________________________________________

                     SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI serves as each Portfolio's distributor pursuant to a distribution agreement with the Trust. The Small Cap Growth Portfolio has adopted a distribution plan for its Class D shares (the "Class D Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act").

                           Each Portfolio has adopted a shareholder servicing
                     plan for its Class A shares (the "Service Plan") under which a shareholder servicing fee of up to .25% of average daily net assets attributable to Class A shares will be paid to the Distributor. Under the Service Plan, the Distributor may perform, or may compensate other service providers for performing, the following shareholder and administrative services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments. Under the Service Plan, the Distributor may retain as a profit any difference between the fee it receives and the amount it pays to third parties.

                           It is possible that an institution may offer
                     different classes of shares to its customers and thus receive different compensation with respect to different classes. These financial institutions may also charge separate fees to their customers.

                           The Trust may execute brokerage or other agency
                     transactions through the Distributor, for which the Distributor may receive compensation.

                           The Distributor may, from time to time and at its own
                     expense, provide promotional incentives, in the form of cash or other compensation, to certain financial institutions whose representatives have sold or are expected to sell significant amounts of the Portfolios' shares.

PURCHASE AND
REDEMPTION OF SHARES
    ____________________________________________________________________________

                     Financial institutions may acquire Class A shares of the Portfolios for their own accounts or as record owner on behalf of fiduciary, agency or custody accounts by placing orders with SEI Management. Institutions that use certain SEI proprietary systems may place orders electronically through those systems. State securities laws may require banks and financial institutions purchasing shares for their customers to register as broker-dealers pursuant to state laws. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to SEI Management for effectiveness the same day. Financial institutions that purchase shares for the accounts of their customers may impose separate charges on these customers for account services. Shares of the Portfolios are offered only to residents of states in which the shares are eligible for purchase.

                           Shares of each Portfolio may be purchased or redeemed
                     on days on which the New York Stock Exchange is open for business ("Business Days"). The minimum initial investment in a Portfolio is $100,000; however, the minimum investment may be waived at the Distributor's discretion. All subsequent purchases must be at least $1,000.

                           Shareholders who desire to purchase shares for cash
                     must place their orders with SEI Management (or its authorized agent) prior to 4:00 p.m. Eastern time on any Business Day for the order to be accepted on that Business Day. Generally, cash investments must be transmitted or delivered in federal funds to the wire agent on the next Business Day following the day the order is placed. The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust or its shareholders to accept such purchase order. In addition, because excessive trading (including short-term "market timing" trading) can hurt a Portfolio's performance, each Portfolio may refuse purchase orders from any shareholder account if the accountholder has been advised that previous purchase and redemption transactions were considered excessive in number or amount. Accounts under common control or ownership, including those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be considered one account for this purpose.

                           Purchases will be made in full and fractional shares
                     of the Portfolios calculated to three decimal places. The Trust will send shareholders a statement of shares owned after each transaction. The purchase price of shares is the net asset value next determined after a purchase order is received and accepted by the Trust. The net asset value per share of each Portfolio is determined by dividing the total market value of a Portfolio's investments and other assets, less any liabilities, by the total number of outstanding shares of that Portfolio. Net asset value per share is determined daily at the close of business of the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each Business Day. Although the methodology and procedures for determining net asset value per share are identical for both classes of the Portfolios, the net asset value per share of one class may differ from that of another class because of the different distribution and shareholder servicing fees charged to each class and the incremental transfer agent fees charged to Class D shares.

                           The market value of each portfolio security is
                     obtained by SEI Management from an independent pricing service. Securities having maturities of 60 days or less at the time of purchase will be valued using the amortized cost method (described in the Statement of Additional Information). The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the pricing service may use a matrix system to determine valuations of equity and fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

                           Shareholders who desire to redeem shares of the
                     Portfolios must place their redemption orders with SEI Management (or its authorized agent) prior to 4:00 p.m. Eastern time on any Business Day. The redemption price is the net asset value per share of the Portfolio next determined after receipt by SEI Management of the redemption order. Payment on redemption will be made as promptly as possible and, in any event, within seven days after the redemption order is received.

                           Shares of a Portfolio may be purchased in exchange
                     for securities included in the Portfolio subject to SEI Management's determination that the securities are acceptable. Securities accepted in an exchange will be valued at the market value. All accrued interest and subscription of other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Trust and must be delivered by the Shareholder to the Trust upon receipt from the issuer.

                           SEI Management will not accept securities for a
                     Portfolio unless (1) such securities are appropriate in the Portfolio at the time of the exchange; (2) such securities are acquired for investment and not for resale; (3) the Shareholder represents and agrees that all securities offered to the Trust for the Portfolio are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; (4) such securities are traded on the American Stock Exchange, the New York Stock Exchange or on NASDAQ in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made or, if not listed on such exchanges or on NASDAQ, have prices available from an independent pricing service approved by the Trust's Board of Trustees; and (5) the securities may be acquired under the investment restrictions applicable to the Portfolio.

                           Purchase and redemption orders may be placed by
                     telephone. Neither the Trust nor SEI Management will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and SEI Management will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

                           If market conditions are extraordinarily active, or
                     other extraordinary circumstances exist, and shareholders experience difficulties placing redemption orders by telephone, shareholders may wish to consider placing their order by other means.
PERFORMANCE
          ______________________________________________________________________

                     From time to time, a Portfolio may advertise yield and total return. These figures will be based on historical earnings, and are not intended to indicate future performance. The yield of a Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

                           The total return of a Portfolio refers to the average
                     compounded rate of return to a hypothetical investment redeemed at the end of the specified period covered by the total return figure, for designated time periods (including but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions. The total return of a Portfolio may also be quoted as a dollar amount or on an aggregate basis, an actual basis, without inclusion of any front-end or contingent sales charges, or with a reduced sales charge in advertisements distributed to investors entitled to a reduced sales charge.

                           A Portfolio may periodically compare its performance
                     to that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives. A Portfolio may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. A Portfolio may use long term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. A Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

                           A Portfolio may quote various measures of volatility
                     and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

                           For the Small Cap Growth Portfolio, the performance
                     of Class A shares will normally be higher than the performance of the Class D shares of that Portfolio because of the additional distribution and transfer agent expenses charged to Class D shares.
TAXES
  ______________________________________________________________________________

                     The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of a Portfolio or its shareholders. In addition, state and local tax consequences of an investment in a Portfolio may differ from the federal income tax consequences described below. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local taxes. Additional information concerning taxes is set forth in the Statement of Additional Information.
TAX STATUS
OF THE PORTFOLIOS
                     A Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other portfolios. Each Portfolio intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on net investment company taxable income (including the excess, if any, of net short-term capital gains over net long-term capital losses) and net capital gains (the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders.
TAX STATUS
OF DISTRIBUTIONS
                     Each Portfolio distributes substantially all of its net investment company taxable income to shareholders. Dividends from a Portfolio's net investment company taxable income are taxable to its shareholders as ordinary income (whether received in cash or in additional shares), and generally will qualify for the dividends-received deduction for corporate shareholders to the extent that such dividends are derived from dividends received by the portfolio from domestic corporations. Distributions of net capital gains are also not eligible for the corporate dividends-received deduction and are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares. Each Portfolio will provide annual reports to shareholders of the federal income tax status of all distributions.

                           Dividends declared by a Portfolio in October,
                     November or December of any year and payable to shareholders of record on a date in such a month will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of the year declared if paid by a Portfolio at any time during the following January.

                           Each Portfolio intends to make sufficient
                     distributions to avoid liability for the federal excise tax applicable to RICs.

                           Each sale, exchange or redemption of a Portfolio's
                     shares generally is a taxable transaction to the
                     shareholder.
GENERAL INFORMATION
                  ______________________________________________________________
THE TRUST
                     The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated October 20, 1986. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of shares and different classes of each portfolio. All consideration received by the Trust for shares of any class of any portfolio and all assets of such portfolio or class belong to that portfolio or class, respectively, and would be subject to the liabilities related thereto.

                           The Trust pays its expenses, including fees of its
                     service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

                           Certain shareholders in one or more of the Portfolios
                     may obtain asset allocation services from the Adviser and other financial intermediaries with respect to their investments in such Portfolios. If a sufficient amount of a Portfolio's assets are subject to such asset allocation services, a Portfolio may incur higher transaction costs and a higher portfolio turnover rate than would otherwise be anticipated as a result of redemptions and purchases of Portfolio shares pursuant to such services. Further, to the extent that the Adviser is providing asset allocation services and providing investment advice to the Portfolios, it may face conflicts of interest in fulfilling its responsibilities because of the possible differences between the interests of its asset allocation clients and the interest of the Portfolios.
TRUSTEES OF THE TRUST
                     The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.
VOTING RIGHTS
                     Each share held entitles the shareholder of record to one vote. The shareholders of each Portfolio or class will vote separately on matters pertaining solely to that Portfolio or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.
REPORTING
                     The Trust issues unaudited financial statements semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to shareholders of record.
SHAREHOLDER INQUIRIES
                     Shareholder inquiries should be directed to the Manager, SEI Fund Management, Oaks, Pennsylvania 19456.
DIVIDENDS
                     Substantially all of the net investment income (exclusive of capital gains) of each Portfolio is periodically declared and paid as a dividend. Dividends currently are paid on a quarterly basis for each Portfolio. Currently, net capital gains (the excess of net long-term capital gain over net short-term capital loss) realized, if any, will be distributed at least annually.

                           Shareholders automatically receive all income
                     dividends and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to SEI Management at least 15 days prior to the distribution.

                           Dividends and capital gains of each Portfolio are
                     paid on a per-share basis. The value of each share will be reduced by the amount of any such payment. If shares are purchased shortly before the record date for a dividend or capital gains distribution, a shareholder will pay the full price for the share and receive some portion of the price back as a taxable dividend or distribution.

                           The dividends on Class D shares of the Small Cap
                     Growth Portfolio will normally be lower than those on Class A shares because of the additional distribution and transfer agent expenses charged to Class D shares.
COUNSEL AND INDEPENDENT ACCOUNTANTS
                     Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Price Waterhouse LLP serves as the independent accountants of the Trust.
CUSTODIAN AND WIRE AGENT
                     CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 (the "Custodian"), acts as custodian and wire agent of the Trust's assets. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

DESCRIPTION OF
PERMITTED INVESTMENTS
AND RISK FACTORS
          ______________________________________________________________________

                     The following is a description of the permitted investment practices for the Portfolios, and the associated risk factors:
AMERICAN DEPOSITARY RECEIPTS ("ADRS")
                     ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security.
CONVERTIBLE SECURITIES
                     Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics similar to both fixed-income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.
DERIVATIVES
                     Derivatives are securities that derive their value from other securities assets, or indices. The following are considered derivative securities: options on futures, futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., CMOs, REMICs, IOs and
                     POs), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., Receipts and STRIPs), privately issued stripped securities (e.g., TGRs, TRs and CATS). See elsewhere in this "Description of Permitted Investments and Risk Factors" for discussions of these various instruments.
EQUITY SECURITIES
                     Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, and warrants and other rights to acquire such instruments.
FIXED INCOME SECURITIES
                     Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.
FUTURES AND OPTIONS ON FUTURES
                     Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Portfolio may use futures contracts and related options for BONA FIDE hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

                           A stock index futures contract is a bilateral
                     agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

                           In order to avoid leveraging and related risks, when
                     a Portfolio purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid, high grade debt securities equal to the market value of the futures positions held, less margin deposits, in a segregated account with the Trust's Custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

                           A Portfolio may enter into futures contracts and
                     options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), so long as, to the extent that such transactions are not for "bone fide hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of the Portfolio's net assets.

                           There are risks associated with these activities,
                     including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Portfolio and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures.
ILLIQUID SECURITIES
                     Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Portfolio's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with durations (or maturities) over seven days in length.
MONEY MARKET SECURITIES
                     Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued by the agencies and instrumentalities of the U.S. Government;

                     (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations that issue high-quality commercial paper; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.
MORTGAGE-BACKED SECURITIES
                     Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed-rate mortgages, graduated payment mortgages, and adjustable rate mortgages and balloon mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

                           GOVERNMENT PASS-THROUGH SECURITIES:  These are
                     securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, FNMA and FHLMC. GNMA, FNMA and FHLMC guarantee timely distributions of interest to certificate holders. GNMA and FNMA also guarantee timely distributions of scheduled principal. FHLMC generally guarantees only the ultimate collection of principal of the underlying mortgage loan. FNMA and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but FNMA and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

                           PRIVATE PASS-THROUGH SECURITIES:  These are
                     mortgage-backed securities issued by a non-governmental entity, such as a trust or corporate entity. These securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

                           COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"):  CMOs
                     are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier then their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

                           REMICS:  A REMIC is a CMO that qualifies for special
                     tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as

                     "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates.

                           PARALLEL PAY SECURITIES; PAC BONDS:  Parallel pay
                     CMOs and REMICS are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

                           STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"):  SMBs
                     are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. During times when interest rates are experiencing fluctuations, such securities can be difficult to price on a consistent basis. The market for SMBs is not as fully developed as other markets; SMBs, therefore, may be illiquid.
OPTIONS
                     A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

                           A Portfolio may purchase and write put and call
                     options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

                           All options written on indices must be covered. When
                     a Portfolio writes an option on an index, it will establish a segregated account containing cash or liquid, high grade debt securities with its Custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

                           RISK FACTORS:  Risks associated with options
                     transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Portfolio will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.
RECEIPTS
                     Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying Permitted Investments. See also "Taxes."

REITS
                     REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The value of interests in REITs may be affected by the value of the property owned or the quality of the mortgages held by the trust.
REPURCHASE AGREEMENTS
                     Arrangements by which a Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. Repurchase agreements are considered loans under the 1940 Act.
SECURITIES LENDING
                     In order to generate additional income, a Portfolio may lend its securities pursuant to agreements that require that the loan be continuously secured by collateral consisting of cash or securities of the U.S. Government or its agencies equal to at least 100% of the market value of the loaned securities. A Portfolio continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.
SECURITIES OF FOREIGN ISSUERS
                     There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities.
U.S. GOVERNMENT AGENCY OBLIGATIONS
                     Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association securities), and others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank securities), while still others are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association securities).
U.S. TREASURY OBLIGATIONS
                     U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities ("STRIPS"), that are transferable through the Federal book-entry system.
U.S. TREASURY RECEIPTS
                     U.S. Treasury receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury notes and obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.
VARIABLE AND FLOATING RATE INSTRUMENTS
                     Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes.
WARRANTS
                     Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.
WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
                     When-issued or delayed delivery transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A Portfolio will maintain with the custodian a separate account with liquid, high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to a Portfolio before settlement.

                     Additional information on permitted investments and risk factors can be found in the Statement of Additional Information.

TABLE OF CONTENTS
               _________________________________________________________________

Annual Operating Expenses........................          2
Financial Highlights.............................          3
The Trust........................................          5
Investment Objectives and Policies...............          5
General Investment Policies......................          8
Risk Factors.....................................          9
Investment Limitations...........................         10
The Manager......................................         11
The Adviser......................................         11
The Sub-Advisers.................................         12
Distribution and Shareholder Servicing...........         18
Purchase and Redemption of Shares................         19
Performance......................................         21
Taxes............................................         22
General Information..............................         23
Description of Permitted Investments and Risk
 Factors.........................................         26

PROSPECTUS
JANUARY 31, 1997
--------------------------------------------------------------------------------

SMALL CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------

This Prospectus sets forth concisely information about the above-referenced portfolio. Please read this Prospectus carefully before investing, and keep it on file for future reference. It contains information that can help you decide if the Portfolio's investment goals match your own.

A Statement of Additional Information dated January 31, 1997, has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing the Distributor, SEI Financial Services Company, Oaks, Pennsylvania 19456, or by calling 1-800-437-6016. The Statement of Additional Information is incorporated into this Prospectus by reference.

SEI Institutional Managed Trust (the "Trust") is an open-end management investment company, certain classes of which offer shareholders a convenient means of investing their funds in one or more professionally managed diversified portfolios of securities. The Small Cap Growth Portfolio, an investment portfolio of the Trust, offers two classes of shares, Class A shares and Class D shares. Class D shares differ from Class A shares primarily in the imposition of sales charges and the allocation of certain distribution expenses and transfer agent fees. Class D shares are available through SEI Financial Services Company (the Trust's distributor) and through participating broker-dealers, financial institutions and other organizations. This Prospectus offers the Class D shares of the Small Cap Growth Portfolio (the "Portfolio").

--------------------------------------------------------------------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

HOW TO READ THIS PROSPECTUS ____________________________________________________

This Prospectus gives you information that you should know about the Portfolio before investing. Brief descriptions are also provided throughout the Prospectus to better explain certain key points. To find these helpful guides, look for this symbol:
FUND HIGHLIGHTS
             ___________________________________________________________________

The following summary provides basic information about the Class D shares of the Trust's Small Cap Growth Portfolio. This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.

INVESTMENT OBJECTIVE AND POLICIES
                     Below are the investment objective and policies for the Portfolio. For more information, see "Investment Objective and Policies," "General Investment Policies," "Risk Factors" and "Description of Permitted Investments and Risk Factors." There can be no assurance that the Portfolio will achieve its investment objective.
SMALL CAP GROWTH PORTFOLIO
                     The Small Cap Growth Portfolio
                     seeks to provide long-term
                     capital appreciation by
                     investing primarily in equity
                     securities of smaller companies
                     that the advisers believe are in
                     an early stage or transitional
                     point in their development and
                     have demonstrated or have the
                     potential for above average
                     capital growth.

UNDERSTANDING RISK
                     Shares of the Portfolio, like
                     shares of any mutual fund, will
                     fluctuate in value and when you
                     sell your shares, they may be
                     worth more or less than what you
                     paid for them. The Portfolio may
                     invest in equity securities that
                     are affected by market and
                     economic factors, and may invest
                     in fixed income securities that
                     tend to vary inversely with
                     interest rates and may be
                     affected by other market and
                     economic factors as well, which
                     may cause these securities to
                     fluctuate in value. In addition,
                     the Portfolio will invest in
                     equity securities of smaller
                     companies, which involve greater
                     risk than is customarily
                     associated with investments in
                     larger, more established
                     companies. See "Investment
                     Objective and Policies," "Risk
                     Factors" and "Description of
                     Permitted Investments and Risk
                     Factors."

--------------------------------------------------------------------------------
TABLE OF
CONTENTS

FUND HIGHLIGHTS...................................     2
SHAREHOLDER TRANSACTION EXPENSES..................     4
ANNUAL OPERATING EXPENSES.........................     4
FINANCIAL HIGHLIGHTS..............................     5
YOUR ACCOUNT AND DOING BUSINESS WITH US...........     6
INVESTMENT OBJECTIVE AND POLICIES.................     8
GENERAL INVESTMENT POLICIES.......................     9
RISK FACTORS......................................    10
INVESTMENT LIMITATIONS............................    11
THE MANAGER AND SHAREHOLDER SERVICING AGENT.......    11
THE ADVISER.......................................    12
THE SUB-ADVISERS..................................    13
DISTRIBUTION......................................    15
PERFORMANCE.......................................    16
TAXES.............................................    17
ADDITIONAL INFORMATION ABOUT DOING BUSINESS WITH
  US..............................................    18
GENERAL INFORMATION...............................    23
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK
  FACTORS.........................................    24

--------------------------------------------------------------------------------

MANAGEMENT PROFILE
SEI Financial Management Corporation ("SFM") serves as the investment adviser to the Small Cap Growth
Portfolio. Nicholas-Applegate Capital Management,
Inc., First of America Investment Corporation, Furman
Selz Capital Management LLC and Wall Street
Associates each serves as the investment sub-adviser to a portion of the assets of the Portfolio. SEI Fund
Management serves as the manager of the Trust. The investment adviser and investment sub-advisers to the Portfolio are referred to collectively as the "advisers." DST Systems, Inc. acts as transfer agent
(the "Transfer Agent") to the Class D shares of the Trust. SEI Financial Services Company acts as distributor of the Trust's shares. See "The Manager and Shareholder Servicing Agent," "The Adviser," "The
Sub-Advisers" and "Distribution."

--------------------------------------------------------------------------------
INVESTMENT
PHILOSOPHY
BELIEVING THAT NO SINGLE INVESTMENT ADVISER CAN DELIVER OUTSTANDING PERFORMANCE IN EVERY INVESTMENT CATEGORY, ONLY THOSE ADVISERS WHO HAVE DISTINGUISHED THEMSELVES WITHIN THEIR AREAS OF SPECIALIZATION ARE SELECTED TO ADVISE OUR MUTUAL FUNDS.
--------------------------------------------------------------------------------

YOUR ACCOUNT AND DOING BUSINESS WITH US
You may open an account with just $1,000, and make additional investments with as little as $100. Class D shares of the Portfolio are offered at net asset value per share plus a maximum sales charge at the time of purchase of 5.00%. Shareholders who purchase higher amounts may qualify for a reduced sales charge. Redemptions of the Portfolio's shares are made at net asset value per share. See "Your Account and Doing Business with Us" and "Additional Information About Doing Business with Us."

DIVIDENDS
                     Substantially all of the net investment income (exclusive of capital gains) is distributed in the form of dividends that will be paid quarterly for the Portfolio. Any realized net capital gain is distributed at least annually. Distributions are paid in additional shares unless the shareholder elects to take the payment in cash. See "Dividends."

INFORMATION/SERVICE CONTACTS
                     For more information about Class D shares, call 1-800-437-6016.

SHAREHOLDER TRANSACTION EXPENSES (AS A PERCENTAGE OF OFFERING PRICE)     CLASS D
--------------------------------------------------------------------------------

                                                              SMALL CAP
                                                                GROWTH
                                                              PORTFOLIO
                                                              ----------
Maximum Sales Charge Imposed on Purchases                       5.00%
Maximum Sales Charge Imposed on Reinvested Dividends             None
Redemption Fees (1)                                              None

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------

Management/Advisory Fees (AFTER FEE WAIVER)                     1.00%
12b-1 Fees (AFTER FEE WAIVER) (2)                                .25%
Other Expenses                                                   .22%
------------------------------------------------------------------------
Total Operating Expenses(AFTER FEE WAIVER) (3)                  1.47%
------------------------------------------------------------------------

(1) A CHARGE, CURRENTLY $10.00, IS IMPOSED ON WIRES OF REDEMPTION PROCEEDS OF THE PORTFOLIOS' CLASS D SHARES.

(2) THE DISTRIBUTOR HAS WAIVED, ON A VOLUNTARY BASIS, A PORTION OF ITS 12B-1 FEE, AND THE 12B-1 FEES SHOWN REFLECT THIS WAIVER. THE DISTRIBUTOR RESERVES THE RIGHT TO TERMINATE ITS WAIVER AT ANY TIME IN ITS SOLE DISCRETION. ABSENT SUCH WAIVER, 12B-1 FEES WOULD BE .30% FOR THE PORTFOLIO.

(3) ABSENT THESE FEE WAIVERS, TOTAL OPERATING EXPENSES FOR CLASS D SHARES WOULD
    BE: SMALL CAP GROWTH PORTFOLIO, 1.52%. ADDITIONAL INFORMATION MAY BE FOUND UNDER "THE ADVISER," "THE SUB-ADVISERS" AND "THE MANAGER AND SHAREHOLDER SERVICING AGENT."

EXAMPLE
--------------------------------------------------------------------------------

                                                                       3      5     10
                                                              1 YR.  YRS.   YRS.   YRS.
                                                              -----  -----  -----  -----
An investor in a Portfolio would pay the following expenses
 on a $1,000 investment assuming (1) the imposition of the
 maximum sales charge; (2) a 5% annual return and (3)
 redemption at the end of each time period:
  Small Cap Growth Portfolio                                  $ 64   $ 94   $126   $217
----------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

THE PURPOSE OF THE EXPENSE TABLE AND EXAMPLE IS TO ASSIST THE INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT MAY BE DIRECTLY OR INDIRECTLY BORNE BY INVESTORS IN CLASS D SHARES OF THE PORTFOLIO. THE INFORMATION SET FORTH IN THE FOREGOING TABLE AND EXAMPLE RELATES ONLY TO THE CLASS D SHARES. THE PORTFOLIO ALSO OFFERS CLASS A SHARES, WHICH ARE SUBJECT TO THE SAME EXPENSES, EXCEPT THAT THERE ARE NO SALES CHARGES, DIFFERENT DISTRIBUTION COSTS AND NO TRANSFER AGENT COSTS. A PERSON WHO PURCHASES SHARES THROUGH AN ACCOUNT WITH A FINANCIAL INSTITUTION MAY BE CHARGED SEPARATE FEES BY THAT INSTITUTION. ADDITIONAL INFORMATION MAY BE FOUND UNDER "THE MANAGER AND SHAREHOLDER SERVICING AGENT," "THE ADVISER," "THE SUB-ADVISERS" AND "DISTRIBUTION."

THE RULES OF THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THAT THE MAXIMUM SALES CHARGE BE REFLECTED IN THE ABOVE TABLE. HOWEVER, CERTAIN INVESTORS MAY QUALIFY FOR REDUCED SALES CHARGES. SEE "PURCHASE OF SHARES." LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE OTHERWISE PERMITTED BY THE CONDUCT RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

FINANCIAL HIGHLIGHTS
                  ______________________________________________________________

The following information has been audited by Price Waterhouse LLP, the Trust's independent accountants, as indicated in their report dated November 22, 1996 on the Trust's financial statements as of September 30, 1996 incorporated by reference into the Trust's Statement of Additional Information. The Trust's financial statements and additional performance information are set forth in the 1996 Annual Report to Shareholders, which is available upon request and without charge by calling 1-800-437-6016. This table should be read in conjunction with the Trust's financial statements and notes thereto.

FOR A CLASS D SHARE OUTSTANDING THROUGHOUT THE PERIOD

                    NET ASSET       NET       NET REALIZED AND   DIVIDENDS
                      VALUE     INVESTMENT       UNREALIZED       FROM NET    DISTRIBUTIONS   NET ASSET               NET ASSETS
                    BEGINNING     INCOME       GAINS (LOSSES)    INVESTMENT   FROM REALIZED   VALUE END    TOTAL        END OF
                    OF PERIOD     (LOSS)       ON SECURITIES       INCOME     CAPITAL GAINS   OF PERIOD   RETURN*    PERIOD (000)
---------------------------------------------------------------------------------------------------------------------------------
------------------
SMALL CAP GROWTH
PORTFOLIO
------------------

CLASS D
  1996               $  19.78     $(0.07)          $ 4.24          $   --        $(3.66)       $  20.29     26.01%*    $  1,826
  1995                  13.99      (0.09)            5.88              --            --           19.78     41.44%*         786
  1994 (1)              14.04      (0.02)           (0.03)             --            --           13.99     (3.02)%*        171

                                                           RATIO OF NET
                                                            INVESTMENT
                                    NET        RATIO OF       INCOME
                                 INVESTMENT    EXPENSE        (LOSS)
                     RATIO OF      INCOME     TO AVERAGE    TO AVERAGE
                     EXPENSES      (LOSS)     NET ASSETS    NET ASSETS    PORTFOLIO    AVERAGE
                    TO AVERAGE   TO AVERAGE   (EXCLUDING    (EXCLUDING    TURNOVER    COMMISSION
                    NET ASSETS   NET ASSETS    WAIVERS)      WAIVERS)       RATE        RATE+
------------------
------------------
SMALL CAP GROWTH
PORTFOLIO
------------------
CLASS D
  1996                 1.49%        (1.02)%      1.49%        (1.02)%       167%      $    0.0529
  1995                 1.50%        (1.03)%      1.55%        (1.08)%       113%              N/A
  1994 (1)             1.49%        (0.92)%      1.52%        (0.95)%        97%              N/A

  * SALES CHARGE IS NOT REFLECTED IN TOTAL RETURN.

 (1) SMALL CAP GROWTH CLASS D SHARES WERE OFFERED BEGINNING MAY 2, 1994. ALL RATIOS INCLUDING TOTAL RETURN FOR THAT PERIOD HAVE BEEN ANNUALIZED.

  + AVERAGE COMMISSION RATE PAID PER SHARE FOR SECURITY PURCHASES AND SALES
    DURING THE PERIOD. PRESENTATION OF THE RATE IS REQUIRED FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995.

YOUR ACCOUNT AND DOING BUSINESS WITH US   ______________________________________

Class D shares of the Portfolio are sold on a continuous basis and may be purchased directly from the Trust's Distributor, SEI Financial Services Company. Shares may also be purchased through financial institutions, broker-dealers, or other organizations which have established a dealer agreement or other arrangement with SEI Financial Services Company ("Intermediaries"). For more information about the following topics, see "Additional Information About Doing Business with Us."
--------------------------------------------------------------------------------
HOW TO BUY, SELL
AND EXCHANGE
SHARES THROUGH
INTERMEDIARIES
                     Class D shares of the Portfolio may be purchased through Intermediaries which provide various levels of shareholder services to their customers. Contact your Intermediary for information about the services available to you and for specific instructions on how to buy, sell and exchange shares.
                     To allow for processing and
                     transmittal of orders to the
                     Distributor on the same day,
                     Intermediaries may impose
                     earlier cut-off times for
                     receipt of purchase orders.
                     Certain Intermediaries may
                     charge customer account fees.
                     Information concerning
                     shareholder services and any
                     charges will be provided to the
                     customer by the Intermediary.
                     Certain of these Intermediaries
                     may be required to register as broker/dealers under state law.

--------------------------------------------------------------------------------
WHAT IS AN
INTERMEDIARY?
ANY ENTITY, SUCH AS A BANK, BROKER-DEALER, OTHER FINANCIAL INSTITUTION, ASSOCIATION OR ORGANIZATION WHICH HAS ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO SELL CLASS D SHARES TO ITS CUSTOMERS.
--------------------------------------------------------------------------------

      The shares you purchase through an Intermediary may be held "of record" by that Intermediary. If you want to transfer the registration of shares beneficially owned by you, but held "of record" by an Intermediary, you should call the Intermediary to request this change.

HOW TO BUY SHARES FROM THE TRANSFER AGENT
Application forms can be obtained by calling 1-800-437-6016. Class D shares of the Portfolio are offered only to residents of states in which the shares are eligible for purchase.
OPENING AN ACCOUNT BY CHECK
                     You may buy Class D shares by mailing a completed application and a check (or other negotiable bank instrument or money order) payable to "Class D shares (Small Cap Growth Portfolio)." If you send a check that does not clear, the purchase will be canceled and you could be liable for any losses or fees incurred. Third-Party checks, credit cards, credit card checks and cash will not be accepted. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 business days.
                     To buy shares by Fed Wire, call toll-free 1-800-437-6016. BY FED WIRE
AUTOMATIC INVESTMENT PLAN ("AIP")
                     You may systematically buy Class D shares through deductions from your checking or savings accounts, provided these accounts are maintained through banks which are part of the Automated Clearing House ("ACH") system. You may purchase shares on a fixed schedule (semi-monthly or monthly) with amounts as low as $25, or as high as $100,000.

                     Upon notice, the amount you commit to the AIP may be changed or canceled at any time. The AIP is subject to account minimum initial purchase amounts and minimum maintained balance requirements discussed under "Additional Information About Doing Business With Us."

OTHER INFORMATION ABOUT BUYING SHARES SALES CHARGES
                     Your purchase is subject to a sales charge which varies depending on the size of your purchase. The following table shows the regular sales charges on Class D shares of the Portfolio to a "single purchaser," together with the reallowance paid to dealers and the agency commission paid to brokers (collectively the "commission"):

-----------------------------------------------------------------------------

                                                  SALES CHARGE AS        REALLOWANCE AND
                             SALES CHARGE AS        APPROPRIATE        BROKERAGE COMMISSION
                             A PERCENTAGE OF     PERCENTAGE OF NET       AS PERCENTAGE OF
AMOUNT OF PURCHASE            OFFERING PRICE      AMOUNT INVESTED         OFFERING PRICE
---------------------------------------------------------------------------------------
< $50,000                            5.00%               5.26%                   4.50%
$50,000 but < $100,000               4.50%               4.71%                   4.00%
$100,000 but < $250,000              3.50%               3.63%                   3.00%
$250,000 but < $500,000              2.50%               2.56%                   2.00%
$500,000 but < $1,000,000            2.00%               2.04%                   1.75%
$1,000,000 but < $2,000,000          1.00%               1.01%                   1.00%
$2,000,000 but < $4,000,000           .50%                .50%                    .50%
Over $4,000,000                    none                none                    none
-----------------------------------------------------------------------------

                           The commissions shown in the table above apply to
                     sales through Intermediaries. Under certain circumstances, commissions up to the amount of the entire sales charge may be re-allowed to certain Intermediaries, who might then be deemed to be "underwriters" under the Securities Act of 1933, as amended.
RIGHT OF ACCUMULATION
                     A Right of Accumulation allows you, under certain circumstances, to combine your current purchase with the current market value of previously purchased shares of the Portfolio and Class D shares of other portfolios ("Eligible Portfolios") in order to obtain a reduced sales charge.
LETTER OF INTENT
                     A Letter of Intent allows you, under certain circumstances, to aggregate anticipated purchases over a 13-month period to obtain a reduced sales charge.
SALES CHARGE WAIVER
                     Certain shareholders may qualify for a sales charge waiver. To determine whether or not you qualify for a sales charge waiver see "Additional Information About Doing Business with Us." Shareholders who qualify for a sales charge waiver must notify the Transfer Agent before purchasing shares.

HOW TO SELL SHARES THROUGH THE TRANSFER AGENT
                     To sell your shares, a written request for redemption in good order must be received by the Transfer Agent (or its authorized agent). Valid written redemption requests will be effective on receipt. All shareholders of record must sign the redemption request.
BY MAIL
                     For information about the proper form of redemption requests, call 1-800-437-6016. You may also have the proceeds mailed to an address of record or mailed (or sent by ACH) to a commercial bank account previously designated on the Account Application or specified by written instruction to the Transfer Agent.

                           There is no charge for
                     having redemption requests
                     mailed to a designated bank
                     account.
BY TELEPHONE
                     You may sell your shares by
                     telephone if you previously
                     elected that option on the
                     Account Application. You may
                     have the proceeds mailed to the
                     address of record, wired or sent
                     by ACH to a commercial bank
                     account previously designated on
                     the Account Application. Under
                     most circumstances, payments
                     will be transmitted on the next
                     Business Day following receipt of a valid telephone request for redemption. Wire redemption requests may be made by calling 1-800-437-6016. A wire redemption charge (presently $10.00) will be deducted from the amount of the redemption.

--------------------------------------------------------------------------------
WHAT IS A
SIGNATURE
GUARANTEE?
A SIGNATURE GUARANTEE VERIFIES THE AUTHENTICITY OF YOUR SIGNATURE AND MAY BE OBTAINED FROM ANY OF THE FOLLOWING: BANKS, BROKERS, DEALERS, CERTAIN CREDIT UNIONS, SECURITIES EXCHANGE OR ASSOCIATION, CLEARING AGENCY OR SAVINGS ASSOCIATION. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.
--------------------------------------------------------------------------------

SYSTEMATIC WITHDRAWAL PLAN ("SWP")
You may establish a systematic withdrawal plan for an account with a $10,000 minimum balance. Under the plan, redemptions can be automatically processed from accounts (monthly, quarterly, semi-annually or annually) by check or by ACH with a minimum redemption amount of $50.

INVESTMENT OBJECTIVE
AND POLICIES
         _______________________________________________________________________
SMALL CAP GROWTH PORTFOLIO
                     The investment objective of the
                     Small Cap Growth Portfolio is
                     long-term capital appreciation.
                     There can be no assurance that
                     the Portfolio will achieve its
                     investment objective.

                           Under normal market
                     conditions, the Portfolio will
                     invest at least 65% of its total
                     assets in the equity securities
                     of smaller growth companies
                     (i.e., companies with market
                     capitalizations less than $1
                     billion) which, in the opinion
                     of the advisers, are in an early
                     stage or transitional point in
                     their development and have
                     demonstrated or have the
                     potential for above average
                     capital growth. The

--------------------------------------------------------------------------------
WHAT ARE INVESTMENT
OBJECTIVES AND
POLICIES?

THE PORTFOLIO'S INVESTMENT OBJECTIVE IS A STATEMENT OF WHAT IT SEEKS TO ACHIEVE. IT IS IMPORTANT TO MAKE SURE THAT THE INVESTMENT OBJECTIVE MATCHES YOUR OWN FINANCIAL NEEDS AND CIRCUMSTANCES. THE INVESTMENT POLICIES SECTION SPELLS OUT THE TYPES OF SECURITIES IN WHICH THE PORTFOLIO INVESTS.
--------------------------------------------------------------------------------
advisers will select companies that have the potential to gain market share in their industry, achieve and maintain high and consistent profitability or produce increases in earnings. The advisers also seek companies with strong company management and superior fundamental strength. Small capitalization companies have the potential to show earnings growth over time that is well above the growth rate of the overall economy. Any remaining assets may be invested in the equity securities of more established companies that the advisers believe may offer strong capital appreciation potential due to their relative market position, anticipated earnings growth, changes in management or other similar opportunities.

      For temporary defensive purposes, the Portfolio may invest all or a portion of its assets in common stocks of larger, more established companies or in investment grade fixed income securities.

      The Portfolio's annual turnover rate may exceed 100%. Such a turnover rate may result in higher transaction costs and may result in additional taxes for shareholders. See "Taxes."

      The Portfolio's investment adviser is SEI Financial Management Corporation and its investment sub-advisers are Nicholas-Applegate Capital Management, Inc., First of America Investment Corporation, Furman Selz Capital Management LLC and Wall Street Associates.

GENERAL INVESTMENT
POLICIES
     ___________________________________________________________________________

BORROWING
                     The Portfolio may borrow money to meet redemptions for temporary emergency purposes. Interest paid on such borrowings will reduce the Portfolio's income. The Portfolio will not purchase securities while its borrowings exceed 5% of its total assets.

EQUITY SECURITIES
                     Equity securities include common stock, preferred stock, warrants and rights to subscribe to common stock and, in general, any security that is convertible into or exchangeable for common stock. The Portfolio will invest in common stocks listed on registered exchanges or actively traded in the over-the-counter market.
INVESTMENT
COMPANY SECURITIES
                     The Portfolio may purchase investment company securities, which will result in the layering of expenses. There are legal limits on the amount of such securities that may be acquired by a Portfolio.

MONEY MARKET
SECURITIES
                     The Portfolio may hold cash reserves and invest in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as of the end of their most recent fiscal year, high-grade commercial paper and other short-term debt securities) rated at the time of purchase in the top two categories by a nationally recognized statistical rating organization ("NRSRO"), or, if not rated, determined by the advisers to be of comparable quality at the time of purchase.

OPTIONS AND FUTURES
                     The Portfolio may purchase or write options, futures and options on futures. Risks associated with investing in options and futures may include lack of a liquid secondary market, trading restrictions which may be imposed by an exchange and government regulations which may restrict trading.
SECURITIES LENDING
                     The Portfolio may lend its assets to qualified investors in order to realize additional income.

TEMPORARY DEFENSIVE
INVESTMENTS
                     In order to meet liquidity needs, or for temporary defensive purposes, the Portfolio may invest up to 100% of its assets in cash and money market securities. To the extent the Portfolio is engaged in temporary defensive investing, the Portfolio will not be pursuing its investment objective.
U.S. DOLLAR DENOMINATED
SECURITIES OF FOREIGN ISSUERS
                     The Portfolio may invest in U.S. dollar denominated securities of foreign issuers, including American Depositary Receipts, that are traded on registered exchanges or listed on NASDAQ.
WHEN-ISSUED AND
DELAYED-DELIVERY
SECURITIES
                     The Portfolio may invest in when-issued and delayed delivery securities.

                           For additional information regarding the Portfolio's
                     permitted investments, see "Risk Factors" and "Description of Permitted Investments and Risk Factors" in this Prospectus and "Description of Permitted Investments" in the Statement of Additional Information. For a description of the above ratings, see "Description of Ratings" in the Statement of Additional Information.
RISK FACTORS
          ______________________________________________________________________

EQUITY SECURITIES
                     Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Portfolio invests will cause the net asset value of the Portfolio to fluctuate.

                           Investments in small capitalization companies
                     involves greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.
FIXED INCOME SECURITIES
                     The market value of the Portfolio's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Securities with longer maturities are subject to greater fluctuations in value than securities with shorter maturities. Changes by an NRSRO in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of a Portfolio's securities will not affect cash income derived from these securities but will affect the Portfolio's net asset value.

                           Investment grade fixed income securities are
                     securities that are rated at least BBB by Standard & Poor's Corporation ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's"). Fixed income securities rated BBB by S&P or Baa by Moody's lack outstanding investment characteristics, and have speculative characteristics as well.

                           Securities held by the Portfolio that are guaranteed
                     by the U.S. Government, its agencies or instrumentalities guarantee only the payment of principal and interest on the guaranteed securities, and do not guarantee the securities' yield or value or the yield or value of the Portfolio's shares.

INVESTMENT
LIMITATIONS
        ________________________________________________________________________

                     The investment objective and certain of the investment limitations are fundamental policies of the Portfolio. Fundamental policies cannot be changed with respect to the Trust or the Portfolio without the consent of the holders of a majority of the Trust's or the Portfolio's outstanding shares.

                     NO PORTFOLIO MAY:

                     1. With respect to 75% of its assets, (i) purchase the
                       securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

                     2. Purchase any securities which would cause more than 25%
                       of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

                     The foregoing percentage limitations will apply at the time of the purchase of a security. Additional fundamental and non-fundamental investment limitations are set forth in the Trust's Statement of Additional Information.

THE MANAGER
AND SHAREHOLDER
SERVICING AGENT
             ___________________________________________________________________

                     SEI Fund Management ("SEI Management") provides the Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel and facilities, and acts as shareholder servicing agent for the Portfolio's Class D shares.

                           For its management services, SEI Management is
                     entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .35% of the average daily net assets of the Small Cap Growth Portfolio. In addition, SEI Management has voluntarily agreed to waive a portion of its fees in order to limit the operating expenses of the Portfolio's Class D shares on an annualized basis. Any such waivers are voluntary and may be terminated at any time in SEI Management's sole discretion.

                           For the fiscal year ended September 30, 1996, the
                     Portfolio paid management fees (based on its average daily net assets after fee waivers) of .34%.

                           The Trust and DST Systems, Inc., 1004 Baltimore St.,
                     2nd Floor, Kansas City, Missouri 64105, have entered into a separate transfer agent agreement with respect to the Class D shares of the Trust. Under this agreement, DST acts as the transfer agent and dividend disbursing agent (the "Transfer Agent") for the Class D shares of the Trust.
THE ADVISER
         _______________________________________________________________________

SEI FINANCIAL MANAGEMENT CORPORATION
                     SEI Financial Management Corporation ("SFM") serves as investment adviser to the Portfolio. SFM is a wholly-owned subsidiary of SEI Investments Company ("SEI"), a financial services company located in Oaks, Pennsylvania. The principal business address of SFM is Oaks, Pennsylvania 19456. SEI was founded in 1968 and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. Affiliates of SFM have provided consulting advice to institutional investors for more than 20 years, including advice regarding selection and evaluation of investment advisers. SFM currently serves as manager or administrator to more than 40 investment companies, including more than 290 portfolios, which investment companies have more than $69 billion in assets as of September 30, 1996.

                           SFM acts as the investment adviser to the Portfolio
                     and operates as a "manager of managers." As Adviser, SFM oversees the investment advisory services provided to the Portfolio and manages the cash portion of the Portfolio's assets. Pursuant to separate sub-advisory agreements with SFM, and under the supervision of SFM and the Board of Trustees, the sub-advisers are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Portfolio. The sub-advisers are selected based primarily upon the research and recommendations of SFM, which evaluates quantitatively and qualitatively each sub-adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies. Subject to Board review. SFM allocates and, when appropriate, reallocates the Portfolio's assets among sub-advisers, monitors and evaluates sub-adviser performance, and oversees sub-adviser compliance with the Portfolio's investment objective, policies and restrictions. SFM has the ultimate responsibility for the investment performance of the Portfolio due to its responsibility to oversee sub-advisers and recommend their hiring, termination and replacement.

                           For these advisory services SFM is entitled to a fee,
                     which is calculated daily and paid monthly, at an annual rate of .65% of the Small Cap Growth Portfolio's average daily net assets. SFM pays the sub-advisers out of its investment advisory fee.

                           For the fiscal year ended September 30, 1996, SFM
                     received an advisory fee of .65% of the Small Cap Growth Portfolio's average daily net assets.

                           SFM has obtained an exemptive
                     order from the Securities and
                     Exchange Commission (the "SEC")
                     that permits SFM, with the
                     approval of the Trust's Board of
                     Trustees, to retain sub-advisers
                     unaffiliated with SFM for the
                     Portfolio without submitting the
                     sub-advisory agreements to a
                     vote of the Portfolio's
                     shareholders. The exemptive
                     relief permits the disclosure of
                     only the aggregate amount
                     payable by SFM under all such
                     sub-advisory agreements. The
                     Portfolio will notify
                     shareholders in the event of any
                     addition or change in the
                     identity of its sub-advisers.

--------------------------------------------------------------------------------
INVESTMENT
ADVISER & SUB-ADVISERS

THE PORTFOLIO'S ADVISERS MANAGE THE INVESTMENT ACTIVITIES AND ARE RESPONSIBLE FOR THE PERFORMANCE OF THE PORTFOLIO. THE SUB-ADVISERS CONDUCT INVESTMENT RESEARCH, EXECUTE INVESTMENT STRATEGIES BASED ON AN ASSESSMENT OF ECONOMIC AND MARKET CONDITIONS, AND DETERMINE WHICH SECURITIES TO BUY, HOLD OR SELL.
--------------------------------------------------------------------------------
THE SUB-ADVISERS
               _________________________________________________________________

FIRST OF AMERICA INVESTMENT CORPORATION
                     First of America Investment Corporation ("First of America") serves as sub-adviser to a portion of the assets of the Small Cap Growth Portfolio. First of America is a Michigan Corporation that is a wholly-owned subsidiary of First America Bank - Michigan, N.A., a national banking association, which is in turn a wholly-owned subsidiary of First America Bank Corporation, a registered bank holding company. First of America is registered as an investment adviser under the Investment Advisers Act of 1940. First of America, together with its predecessor, has been engaged in the investment advisory business since 1932. First of America's principal business address is 303 North Rose Street, Suite 500, Kalamazoo, Michigan 49007. As of September 30, 1996, First of America had approximately $14.3 billion in assets under management. First of America's clients include mutual funds, trust funds, and individually managed institutional and individual accounts.

                           Mr. Roger Stamper, CFA, has primary responsibility
                     for First of America's portion of the Small Cap Growth Portfolio. Mr. Stamper is a Managing Director of First of America and has been with First of America since 1988.

                           SFM pays First of America a fee based on a percentage
                     of the average monthly market value of the portion of the assets of the Portfolio managed by First of America.

FURMAN SELZ CAPITAL MANAGEMENT LLC
                     Furman Selz Capital Management LLC ("Furman Selz") serves as sub-adviser to a portion of the assets of the Small Cap Growth Portfolio. Furman Selz, a Delaware limited liability company whose predecessor was formed in 1977, is a registered investment adviser that managed approximately $7 billion in assets as of August 31, 1996. Furman Selz is a wholly-owned subsidiary of Furman Selz Holdings LLC. Furman Selz's principal business address is 230 Park Avenue, New York, NY 10169.

                           Matthew S. Price and David C. Campbell, Managing
                     Directors/Portfolio Managers of Furman Selz, are primarily responsible for the day-to-day management and investment decisions made with respect to the assets of the Portfolio. Prior to joining Furman Selz, Mr. Price and Mr. Campbell were Senior Portfolio Managers at Value Line Asset Management.

                           SFM pays Furman Selz a fee based on a percentage of
                     the average monthly market value of the portion of the assets of the Portfolio managed by Furman Selz.

NICHOLAS-APPLEGATE
CAPITAL
MANAGEMENT, INC.
                     Nicholas-Applegate Capital Management, Inc.
                     ("Nicholas-Applegate") serves as sub-adviser to a portion of the assets of the Small Cap Growth Portfolio. Nicholas-Applegate has operated as an investment adviser which provides investment services to numerous clients, including employee benefit plans, public retirement systems and unions, university endowments, foundations, investment companies, other institutional investors and individuals. As of September 30, 1996, Nicholas-Applegate had discretionary management authority with respect to approximately $30.6 billion of assets. The principal business address of Nicholas-Applegate is 600 West Broadway, 29th Floor, San Diego, California 92101. Nicholas-Applegate, pursuant to a partnership agreement, is controlled by its general partner Nicholas-Applegate Capital Management, Holdings, L.P., a California Limited Partnership controlled by Arthur E. Nicholas.

                           Nicholas-Applegate manages its portion of the Small
                     Cap Growth Portfolio through its systematic-driven management team under the general supervision of Mr. Nicholas, founder and Chief Investment Officer of the firm. Nicholas-Applegate's systems driven investment team, headed by Lawrence S. Speidell, is primarily responsible for the day-to-day management of the Portfolio since March, 1994. Mr. Speidell has been a Portfolio Manager and investment team leader with Nicholas-Applegate since March, 1994. Prior to joining Nicholas-Applegate, he was an institutional portfolio manager with Batterymarch Financial Management.

                           SFM pays Nicholas-Applegate a fee based on a
                     percentage of the average monthly market value of the portion of the assets of the Portfolio managed by Nicholas-Applegate.

WALL STREET
ASSOCIATES
                     Wall Street Associates ("WSA") serves as sub-adviser to a portion of the assets of the Small Cap Growth Portfolio. WSA is organized as a corporation with its principal business address at 1200 Prospect Street, Suite 100, La Jolla, California 92037. WSA was founded in 1987, and as of September 30, 1996, had approximately $1 billion in assets under management. WSA provides investment advisory services for institutional clients, an investment partnership for which it serves as general partner, a group trust, for which it serves as sole investment manager, and an offshore fund for foreign investors for which it serves as the sole investment manager.

                           William Jeffery III, Kenneth F. McCain, and Richard
                     S. Coons, each of whom own 1/3 of WSA, has served as Portfolio Managers for the portion of the Portfolio's assets allocated to WSA since August, 1995. Each is a principal of WSA and, together, they have 78 years of investment management experience.

                           SFM pays WSA a fee based on a percentage of the
                     average monthly market value of the portion of the assets of the Portfolio managed by WSA.
DISTRIBUTION
         _______________________________________________________________________

                     SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, serves as the Portfolio's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust. The Trust has adopted a distribution plan for its Class D shares (the "Class D Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). The Portfolio has adopted a shareholder servicing plan for its Class A shares (the "Class A Service Plan").

                           The Class D Plan provides for payments to the
                     Distributor at an annual rate of .30% of the Portfolio's average daily net assets attributable to Class D shares. This payment may be used to compensate financial institutions that provide distribution-related services to their customers. These payments are characterized as "compensation," and are not directly tied to expenses incurred by the Distributor; the payments the Distributor receives during any year may therefore be higher or lower than its actual expenses. These payments compensate the Distributor for its services in connection with distribution assistance or the provision of shareholder services, and some or all of it may be used to pay financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, and investment counselors, broker-dealers (including the Distributor's affiliates and subsidiaries) for services or reimbursement of expenses incurred in connection with distribution assistance or the provision of shareholder services. If the Distributor's expenses are less than its fees under the Class D Plan, the Trust will still pay the full fee and the Distributor will realize a profit, but the Trust will not be obligated to pay in excess of the full fee, even if the Distributor's actual expenses are higher. Currently, the Distributor is taking this compensation payment under the Class D Plan at a rate of .25% of the Portfolio's average daily net assets, on an annualized basis, attributable to Class D shares.

                           It is possible that an institution may offer
                     different classes of shares to its customers and thus receive different compensation with respect to different classes. These financial institutions may also charge separate fees to their customers.

                           The Trust may execute brokerage or other agency
                     transactions through the Distributor, for which the Distributor may receive compensation.

                           The Distributor may, from time to time and at its own
                     expense, provide promotional incentives, in the form of cash or other compensation, to certain financial institutions whose representatives have sold or are expected to sell significant amounts of the Portfolio's shares.
PERFORMANCE
          ______________________________________________________________________

                     From time to time, the Portfolio may advertise yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of the Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

                           The total return of the Portfolio refers to the
                     average compounded rate of return to a hypothetical investment, net of any sales charge imposed on Class D Shares redeemed at the end of the specified period covered by the total return figure, for designated time periods (including but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions. The total return of the Portfolio may also be quoted as a dollar amount or on an aggregate basis, an actual basis, without inclusion of any front-end or contingent sales charges, or with a reduced sales charge in advertisements distributed to investors entitled to a reduced sales charge.

                           The Portfolio may periodically compare its
                     performance to that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives. The Portfolio may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. The Portfolio may use long term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

                           The Portfolio may quote various measures of
                     volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

                           For the Portfolio, the performance of Class A shares
                     will normally be higher than the performance of the Class D shares because of the additional distribution and transfer agent expenses charged to Class D shares.
TAXES
  ______________________________________________________________________________

                     The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of the Portfolio or its shareholders. In addition, state and local tax consequences of an investment in the Portfolio may differ from the federal income tax consequences described below. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, and local income taxes. Additional information concerning taxes is set forth in the Statement of Additional Information.
TAX STATUS
OF THE PORTFOLIOS
                     The Portfolio is treated as a
                     separate entity for federal
                     income tax purposes and is not
                     combined with the Trust's other
                     portfolios. The Portfolio
                     intends to continue to qualify
                     for the special tax treatment
                     afforded regulated investment
                     companies ("RICs") under
                     Subchapter M of the Internal
                     Revenue Code of 1986, as
                     amended, so as to be relieved of
                     federal income tax on net
                     investment company taxable income (including the excess, if any, of net short-term capital gains over net long-term capital losses) and net capital gains (the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders.

--------------------------------------------------------------------------------
TAXES
YOU MUST PAY TAXES ON YOUR PORTFOLIO'S EARNINGS, WHETHER YOU TAKE YOUR PAYMENTS IN CASH OR ADDITIONAL SHARES.
--------------------------------------------------------------------------------

TAX STATUS
OF DISTRIBUTIONS
The Portfolio distributes substantially all of its net investment company taxable income to shareholders. Dividends from the Portfolio's net investment company taxable income are taxable to its shareholders as ordinary income (whether received in cash or in additional shares), and generally will qualify for the dividends-received deduction for corporate shareholders to the extent that such dividends are derived from dividends received by the Portfolio from domestic corporations. Distributions of

--------------------------------------------------------------------------------
DISTRIBUTIONS

THE PORTFOLIO DISTRIBUTES INCOME DIVIDENDS AND CAPITAL GAINS. INCOME DIVIDENDS REPRESENT THE EARNINGS FROM THE PORTFOLIO'S INVESTMENTS; CAPITAL GAINS DISTRIBUTIONS OCCUR WHEN THE PORTFOLIO SELLS INVESTMENTS FOR MORE THAN THEIR ORIGINAL PURCHASE PRICE.
--------------------------------------------------------------------------------

net capital gains are not eligible for the corporate dividends-received deduction and are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held shares. The Portfolio will provide annual reports to shareholders of the federal income tax status of all distributions. Dividends declared by a Portfolio in October,

November or December of any year and payable to shareholders of record on a date in such a month will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of the year declared if paid by the Portfolio at any time during the following January.

      The Portfolio intends to make sufficient distributions to avoid liability for the federal excise tax applicable to RICs.

      Each sale, exchange, or redemption of the Portfolio's shares generally is a taxable transaction to the shareholder.

ADDITIONAL
INFORMATION ABOUT
DOING BUSINESS
WITH US
    ____________________________________________________________________________

BUSINESS DAYS
                     You may buy, sell or exchange
                     shares on days which the New
                     York Stock Exchange is open for
                     business (a "Business Day"). All
                     purchase, exchange and
                     redemption requests received in
                     "good order" will be effective
                     as of the Business Day received
                     by the Transfer Agent (or its
                     authorized agent) as long as the
                     Transfer Agent (or its
                     authorized agent) receives the
                     order and, in the case of a
                     purchase request, payment before
                     4:00 p.m. Eastern time.
                     Otherwise the purchase will be
                     effective when payment is
                     received. Broker-dealers may
                     have separate arrangements with
                     the Trust regarding the sale of
                     its Class D shares.

                           If an exchange request is
                     for shares of a portfolio whose
                     net asset value is calculated as
                     of a time earlier than 4:00 p.m.
                     Eastern time, the exchange request will not be effective until the next Business Day. Anyone who wishes to make an exchange must have received a current prospectus of the portfolio into which the exchange is being made before the exchange will be effected.

--------------------------------------------------------------------------------
BUY, EXCHANGE AND
SELL REQUESTS ARE IN
"GOOD ORDER" WHEN:
- THE ACCOUNT NUMBER AND PORTFOLIO NAME ARE SHOWN
   - THE AMOUNT OF THE TRANSACTION IS SPECIFIED IN DOLLARS OR SHARES
   - SIGNATURES OF ALL OWNERS APPEAR EXACTLY AS THEY ARE REGISTERED ON THE
     ACCOUNT
   - ANY REQUIRED SIGNATURE GUARANTEES (IF APPLICABLE) ARE INCLUDED
   - OTHER SUPPORTING LEGAL DOCUMENTS (AS NECESSARY) ARE PRESENT
--------------------------------------------------------------------------------

MINIMUM INVESTMENTS
The minimum initial investment in the Portfolio's Class D shares is $1,000; however, the minimum investment may be waived at the Distributor's discretion. All subsequent purchases must be at least $100 ($25 for payroll deductions authorized pursuant to pre-approved payroll deduction plans). The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust or its shareholders to accept such order. In addition, because excessive trading (including short-term "market timing" trading) can hurt the Portfolio's performance, the Portfolio may refuse purchase orders from any shareholder account if the accountholder has been advised that previous purchase and redemption transactions were considered excessive in number or amount. Accounts under common control or ownership, including those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be considered one account for this purpose.
MAINTAINING A MINIMUM
ACCOUNT BALANCE
                     Due to the relatively high cost of handling small investments, the Portfolio reserves the right to redeem, at net asset value, the shares of any shareholder if, because of redemptions of shares by or on behalf of the shareholder, the account of such shareholder in the Portfolio has a value of less than $1,000, the minimum initial purchase amount. Accordingly, an investor purchasing shares of the Portfolio in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems any of these shares. Before the Portfolio exercises its right to redeem such shares and to send the proceeds to the shareholder, the shareholder will be given notice that the value of the shares in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in the Portfolio in an amount that will increase the value of the account to at least $1,000. See "Purchase and Redemption of Shares" in the Statement of Additional Information for examples of when the right of redemption may be suspended.

                           At various times, the Portfolio may receive a request
                     to redeem shares for which it has not yet received good payment. In such circumstances, redemption proceeds will be forwarded upon collection of payment for the shares; collection of payment may take 10 or more days. The Portfolio intends to pay cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.
NET ASSET VALUE
                     An order to buy shares will be executed at a per share price equal to the net asset value next determined after the receipt of the purchase order by the Distributor plus any applicable sales charge (the "offering price"). No certificates representing shares will be issued. An order to sell shares will be executed at the net asset value per share next determined after receipt and effectiveness of a request for redemption in good order. Net asset value per share is determined as of the close of business of the New York Stock Exchange (currently, 4:00 p.m. Eastern time) on each Business Day. Payment to shareholders for shares redeemed will be made within seven days after receipt by the Distributor of the redemption order.
HOW THE
NET ASSET VALUE
IS DETERMINED
                     The net asset value per share of the Portfolio is determined by dividing the total market value of its investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. The Portfolio may use a pricing service to obtain the last sale price of each equity or fixed income security held by the Portfolio. In addition, portfolio securities are valued at the last quoted sales price for such securities, or, if there is no such reported sales price on the valuation date, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Net asset value per share is determined daily as of the close of business of the New York Stock Exchange (currently, 4:00 p.m. Eastern time) on each Business Day. Purchases will be made in full and fractional shares of the Portfolio calculated to three decimal places. Although the methodology and procedures for determining net asset value per share are identical for both classes of the Portfolio, the net asset value per share of one class may differ from that of another class because of the different distribution and shareholder servicing fees charged to each class and the incremental transfer agent fees charged to Class D shares.
RIGHTS OF ACCUMULATION
                     In calculating the sales charge rates applicable to current purchases of the Portfolio's shares, a "single purchaser" (defined below) is entitled to combine current purchases with the current market value of previously purchased shares of the Portfolio and Class D shares of other portfolios ("Eligible Portfolios") which are sold subject to a comparable sales charge.

                           The term "single purchaser" refers to (i) an
                     individual, (ii) an individual and spouse purchasing shares of the Portfolio for their own account or for trust or custodial accounts of their minor children, or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401 or 457 of the Code, including related plans of the same employer. Furthermore, under this provision, purchases by a single purchaser shall include purchases by an individual for his or her own account in combination with (i) purchases of that individual and spouse for their joint accounts or for trust and custodial accounts for their minor children and (ii) purchases of that individual's spouse for his or her own account. To be entitled to a reduced sales charge based upon shares already owned, the investor must ask the Transfer Agent for such reduction at the time of purchase and provide the account number(s) of the investor, the investor and spouse, and their children (under age 21). The Portfolio may amend or terminate this right of accumulation at any time as to subsequent purchases.
LETTER OF INTENT
                     By submitting a Letter of Intent (the "Letter") to the Transfer Agent, a single purchaser may purchase shares of the Portfolio and the other Eligible Portfolios during a 13-month period at the reduced sales charge rates applying to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. It is the shareholder's responsibility to notify the Transfer Agent at the time the Letter is submitted that there are prior purchases that may apply.

                           Five percent (5%) of the total amount intended to be
                     purchased will be held in escrow by the Transfer Agent until such purchase is completed within the 13-month period. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference between the sales charge on the shares purchased at the reduced rate and the sales charge otherwise applicable to the total shares purchased. Such purchasers may include the value of all their shares of the Portfolio and of any of the other Eligible Portfolios towards the completion of such Letter.
SALES CHARGE WAIVERS
                     No sales charge is imposed on shares of the Portfolio: (i) issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Trust is a party; (ii) sold to dealers or brokers that have a sales agreement with the Distributor ("participating broker-dealers"), for their own account or for retirement plans for employees or sold to present employees of dealers or brokers that certify to the Distributor at the time of purchase that such purchase is for their own account; (iii) sold to present employees of SEI or one of its affiliates, or of any entity which is a current service provider to the Trust; (iv) sold to tax-exempt organizations enumerated in
                     Section 501(c) of the Code or qualified employee benefit plans created under Sections 401, 403(b)(7) or 457 of the Code (but not IRAs or SEPs); (v) sold to fee-based clients of banks, financial planners and investment advisers; (vi) sold to clients of trust companies and bank trust departments; (vii) sold to trustees and officers of the Trust; (viii) purchased with proceeds from the recent redemption of shares of another class of shares of a portfolio of the Trust or Class D shares of SEI Tax Exempt Trust, SEI International Trust or SEI Liquid Asset Trust;
                     (ix) purchased with the proceeds from the recent redemption of shares of a mutual fund with similar investment objectives and policies for which a front-end sales charge was paid (this offer will be extended, to cover shares on which a deferred sales charge was paid, if permitted under regulatory authorities' interpretation of applicable law);
                     (x) sold to participants or members of certain affinity groups, such as trade associations or membership organizations, which have entered into arrangements with the Distributor; or (xi) sold to persons participating in certain financial services programs offered by the bank affiliates of First Security Corporation.

                           An investor relying upon any of the categories of
                     waivers of sales charges must qualify such waiver in advance of the purchase with the Transfer Agent or the financial institution or the intermediary through which shares are purchased by the investor.

                           The waiver of the sales charge under circumstances
                     (viii) and (ix) above applies only if the following conditions are met: the purchase must be made within 60 days of the redemption; the Transfer Agent must be notified in writing by the investor, or his or her agent, at the time a purchase is made; and a copy of the investor's account statement showing such redemption must accompany such notice. The waiver policy with respect to the purchase of shares through the use of proceeds from a recent redemption as described in clauses (viii) and (ix) above will not be continued indefinitely and may be discontinued at any time without notice. Investors should call 1-800-437-6016 to confirm availability prior to initiating the procedures described in clauses (viii) and (ix) above.

                           The Distributor has also entered into arrangements
                     with certain affinity groups and broker-dealers wherein their members or clients are entitled to percentage-based discounts from the otherwise applicable sales charge for purchase of Class D shares. Currently the percentage-based discount is either 10% or 50%. Members of affinity groups and clients of broker-dealers should see the Statement of Additional Information or contact the Transfer Agent for further information.
SIGNATURE GUARANTEES
                     The Transfer Agent may require that the signatures on the written request be guaranteed. You should be able to obtain a signature guarantee from a bank, broker, dealer, certain credit unions, securities exchange or association, clearing agency or savings association. Notaries public cannot guarantee signatures. The signature guarantee requirement will be waived if all of the following conditions apply:
                     (1) the redemption is for not more than $5,000 worth of shares, (2) the redemption check is payable to the shareholder(s) of record, and (3) the redemption check is mailed to the shareholder(s) at his or her address of record. The Trust and the Transfer Agent reserve the right to amend these requirements without notice.
TELEPHONE/WIRE INSTRUCTIONS
                     Redemption orders may be placed by telephone. Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If market conditions are extraordinarily active, or other extraordinary circumstances exist, and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means.
SYSTEMATIC
WITHDRAWAL
PLAN ("SWP")
                     Please note that if withdrawals exceed income dividends, your invested principal in the account will be depleted. Thus, depending upon the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, your original investment could be exhausted entirely. To participate in the SWP, you must have your dividends automatically reinvested. You may change or cancel the SWP at any time, upon written notice to the Transfer Agent.
HOW TO
CLOSE YOUR ACCOUNT
                     An account may be closed by providing written notice to the Transfer Agent. You may also close your account by telephone if you have previously elected telephone options on your account application.

GENERAL INFORMATION
                  ______________________________________________________________

THE TRUST
                     The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated October 20, 1986. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of shares and different classes of the Portfolio. Shareholders may purchase shares in the Portfolio through two separate classes: Class A and Class D shares, which provide for variation in distribution and transfer agent costs, voting rights, dividends, and the imposition of a sales charge on the Class D shares. Additional information pertaining to the Trust may be obtained by writing to SEI Fund Management, Oaks, Pennsylvania 19456, or by calling 1-800-437-6016. All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to the liabilities related thereto.

                           The Trust pays its expenses, including fees of its
                     service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

                           Certain shareholders in the Trust may obtain asset
                     allocation services from the Adviser and other financial intermediaries with respect to their investments in the Trust. If a sufficient amount of the Portfolio's assets are subject to such asset allocation services, the Portfolio may incur higher transaction costs and a higher portfolio turnover rate than would otherwise be anticipated as a result of redemptions and purchases of Portfolio shares pursuant to such services. Further, to the extent that the Adviser is providing asset allocation services and providing investment advice to the Portfolio, it may face conflicts of interest in fulfilling its responsibilities because of the possible differences between the interests of its asset allocation clients and the interests of the Portfolio.
TRUSTEES OF THE TRUST
                     The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.
VOTING RIGHTS
                     Each share held entitles the shareholder of record to one vote. The shareholders of each Portfolio of the Trust will vote separately on matters relating solely to that Portfolio. The shareholders of each class will vote separately on matters pertaining to its distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

REPORTING
                     The Trust issues unaudited financial statements semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to shareholders of record.
SHAREHOLDER INQUIRIES
                     Shareholder inquiries should be directed to DST Systems, Inc., P.O. Box 419240, Kansas City, Missouri 64141-6240.
DIVIDENDS
                     Substantially all of the net investment income (exclusive of capital gains) of the Portfolio is periodically declared and paid as a dividend. Dividends currently are paid on a quarterly basis for the Portfolio. Currently, capital gains, if any, are distributed at least annually.

                           Shareholders automatically receive all income
                     dividends and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to SEI Management at least 15 days prior to the distribution.

                           Dividends and capital gains of the Portfolio are paid
                     on a per-share basis. The value of each share will be reduced by the amount of any such payment. If shares are purchased shortly before the record date for a dividend or capital gains distributions, a shareholder will pay the full price for the share and receive some portion of the price back as a taxable dividend or distribution.

                           The dividends on Class D shares will normally be
                     lower than on Class A shares of the Portfolio because of the additional distribution and transfer agent expenses charged to Class D shares.
COUNSEL AND INDEPENDENT
ACCOUNTANTS
                     Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Price Waterhouse LLP serves as the independent accountants of the Trust.
CUSTODIAN AND WIRE AGENT
                     CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 (the "Custodian"), acts as custodian and wire agent of the Trust's assets. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

DESCRIPTION OF
PERMITTED
INVESTMENTS AND
RISK FACTORS
          ______________________________________________________________________

                     The following is a description of the permitted investment practices for the Portfolio, and the associated risk factors:
AMERICAN DEPOSITARY
RECEIPTS ("ADRS")
                     ADRs are securities, typically issued by U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security.
CONVERTIBLE SECURITIES
                     Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics similar to both fixed-income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.
DERIVATIVES
                     Derivatives are securities that derive their value from other securities, assets or indices. The following are considered derivative securities: options on futures, futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., CMOs, REMICs, IOs and
                     POs), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., Receipts and STRIPs), privately issued stripped securities (e.g., TGRs, TRs and CATS). See elsewhere in this "Description of Permitted Investments and Risk Factors" for discussions of these various instruments.
EQUITY SECURITIES
                     Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, and warrants and other rights to acquire such instruments.
FIXED INCOME SECURITIES
                     Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.
FUTURES AND OPTIONS ON
FUTURES
                     Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract give the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Portfolio may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. The Portfolio will minimize the risk that it will be unable to close out a futures contract that are traded on national futures exchanges.

                           A stock index futures contract is a bilateral
                     agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

                           In order to avoid leveraging and related risks, when
                     the Portfolio purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid, high grade debt securities equal to the market value of the futures positions held, less margin deposits, in a segregated account with the Trust's Custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

                           The Portfolio may enter into futures contracts and
                     options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), so long as, to the extent that such transactions are not for "bone fide hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of the Portfolio's net assets.

                           There are risks associated with these activities,
                     including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Portfolio and the prices of futures and options on future, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and option on futures.
ILLIQUID SECURITIES
                     Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Portfolio's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market and repurchase agreements with durations (or maturities) over seven days in length.
MONEY MARKET SECURITIES
                     Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury Obligations and obligations issued by the agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations that issue high-quality commercial paper; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.
OPTIONS
                     A put option gives the purchase of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period.

                     The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

                           The Portfolio may purchase and write put and call
                     options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

                           All options written on indices must be covered. When
                     the Portfolio writes an option on an index, it will establish a segregated account containing cash or liquid, high grade debt securities with its Custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

                           RISK FACTORS:  Risks associated with options
                     transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for option; and (4) while the Portfolio will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.
SECURITIES LENDING
                     In order to generate additional income, the Portfolio may lend its securities pursuant to agreements that require that the loan be continuously secured by collateral consisting of cash or securities of the U.S. Government or its agencies equal to at least 100% of the market value of the loaned securities. The Portfolio continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.
SECURITIES OF FOREIGN ISSUERS
                     There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities.
U.S. GOVERNMENT AGENCY
OBLIGATIONS
                     Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association Securities), and others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank Securities), while still others are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association Securities).
U.S. TREASURY OBLIGATIONS
                     U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations known as Separately Traded Registered Interest and Principal Securities ("STRIPS") that are transferable through the Federal book-entry system.
WARRANTS
                     Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
                     When-issued or delayed delivery transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Portfolio will maintain with the custodian a separate account with liquid, high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Portfolio before settlement.

                     Additional information on permitted investments and risk factors can be found in the Statement of Additional Information.

                        SEI INSTITUTIONAL MANAGED TRUST

Manager:

  SEI Fund Management

Distributor:

  SEI Financial Services Company

Investment Adviser and Sub-Advisers:

1838 Investment Advisors, L.P.
Alliance Capital Management L.P.
BEA Associates
BlackRock Financial Management, Inc.
Boatmen's Trust Company
Boston Partners Asset Management, L.P.
First of America Investment Corporation
Firstar Investment Research &
  Management Company
Furman Selz Capital Management LLC
IDS Advisory Group Inc.
LSV Asset Management
Martingale Asset Management, L.P.
Mellon Equity Associates
Nicholas-Applegate Capital Management, Inc.
Pacific Alliance Capital Management
Provident Investment Counsel, Inc.
SEI Financial Management Corporation
STI Capital Management, N.A.
Wall Street Associates
Western Asset Management Company

    This STATEMENT OF ADDITIONAL INFORMATION is not a Prospectus. It is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Trust's Prospectuses dated January 31, 1997. Prospectuses may be obtained by writing the Trust's distributor, SEI Financial Services Company, at Oaks, Pennsylvania 19456, or by calling 1-800-342-5734.

                               TABLE OF CONTENTS

The Trust.............................................................................        S-2
Description of Permitted Investments..................................................        S-2
Investment Limitations................................................................       S-10
Description of Ratings................................................................       S-11
The Manager...........................................................................       S-16
The Adviser and Sub-Advisers..........................................................       S-17
Distribution and Shareholder Servicing................................................       S-19
Trustees and Officers of the Trust....................................................       S-20
Performance...........................................................................       S-23
Purchase and Redemption of Shares.....................................................       S-25
Shareholder Services (Class D Shares).................................................       S-26
Taxes.................................................................................       S-27
Portfolio Transactions................................................................       S-29
Description of Shares.................................................................       S-32
Limitation of Trustees' Liability.....................................................       S-33
Voting................................................................................       S-33
Shareholder Liability.................................................................       S-33
Control Persons and Principal Holders of Securities...................................       S-33
Experts...............................................................................       S-34
Financial Statements..................................................................       S-34

January 31, 1997
SEI-F-048-09

                                   THE TRUST

    SEI Institutional Managed Trust (the "Trust") is an open-end management investment company that offers shares of diversified portfolios. The Trust was established as a Massachusetts business trust pursuant to a Declaration of Trust dated October 20, 1986. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of units of beneficial interest ("shares") and separate classes of portfolios. Shareholders may purchase shares in certain portfolios through two separate classes, Class A and Class D, which provide for variations in sales charges, distribution costs, transfer agent fees, voting rights and dividends. Except for differences between the Class A shares and/or Class D shares pertaining to sales charges, distribution and shareholder servicing, voting rights, dividends and transfer agent expenses, each share of each portfolio represents an equal proportionate interest in that portfolio with each other share of that portfolio.

    This Statement of Additional Information relates to the following portfolios: Balanced, Bond, Capital Appreciation, Equity Income, High Yield Bond, Core Fixed Income (formerly, the Limited Volatility Bond Portfolio), Large Cap Growth, Large Cap Value, Mid-Cap (formerly, the Mid-Cap Growth Portfolio), Small Cap Growth and Small Cap Value Portfolios (each a "Portfolio" and, together, the "Portfolios"), and any different classes of the Portfolios.

                      DESCRIPTION OF PERMITTED INVESTMENTS

    ALL PORTFOLIOS MAY INVEST IN THE FOLLOWING INVESTMENTS UNLESS SPECIFICALLY NOTED OTHERWISE.

    AMERICAN DEPOSITORY RECEIPTS ("ADRS")--The Balanced, Capital Appreciation, Equity Income, High Yield Bond, Large Cap Growth, Large Cap Value and Small Cap Value Portfolios may invest in ADRs traded on registered exchanges or on NASDAQ. The Large Cap Growth Portfolio may also invest in ADRs not traded on an established exchange. While the Portfolios typically invest in sponsored ADRs, joint arrangements between the issuer and the depositary, some ADRs may be unsponsored. Unlike sponsored ADRs, the holders of unsponsored ADRs bear all expenses and the depositary may not be obligated to distribute shareholder communications or to pass through the voting rights on the deposited securities.

    ASSET-BACKED SECURITIES--The Bond, Core Fixed Income and High Yield Bond Portfolios may invest in securities backed by automobile, credit-card or other types of receivables in securities backed by other types of assets. Credit support for asset-backed securities may be based on the underlying assets and/ or provided by a third party through credit enhancements. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and overcollateralization.

    Asset-backed securities are not issued or guaranteed by the United States Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holders.

    The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

    BANKERS' ACCEPTANCES--A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

    CERTIFICATES OF DEPOSIT--A certificate of deposit is a negotiable, interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. Certificates of deposit have penalties for early withdrawal.

    COMMERCIAL PAPER--Commercial paper is the term used to designate unsecured, short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a day to nine months.

    CONVERTIBLE SECURITIES--Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a Portfolio's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. The Bond, Capital Appreciation, Equity Income, High Yield Bond, Mid-Cap, Large Cap Growth, Large Cap Value, Small Cap Growth and Small Cap Value Portfolios may invest in convertible securities.

    FOREIGN SECURITIES--The Balanced, Capital Appreciation, Equity Income, High Yield Bond, Small Cap Growth, Small Cap Value, Large Cap Growth and Large Cap Value Portfolios may invest in U.S. dollar denominated obligations or securities of foreign issuers. In addition, the Bond, Core Fixed Income and High Yield Bond Portfolios may invest in Yankee Obligations. Permissible investments may consist of obligations of foreign branches of U.S. banks and foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits, Yankee Certificates of Deposit and investments in Canadian Commercial Paper, foreign securities and Europaper. These instruments may subject the Portfolio to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in the exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

    FORWARD FOREIGN CURRENCY CONTRACTS--At the maturity of a forward contract, a Portfolio may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Portfolio may realize a gain or loss from currency transactions.

    LOWER RATED SECURITIES--The High Yield Bond Portfolio will invest in lower-rated bonds commonly referred to as "junk bonds" or high-yield/high-risk securities. Lower rated securities are defined as securities below the fourth highest rating category by a nationally recognized statistical rating organization ("NRSRO"). Such obligations are speculative and may be in default. There is no bottom limit on the ratings of high-yield securities that may be purchased or held by the Portfolio. In addition, the Portfolio may invest in unrated securities subject to the restrictions stated in the Prospectus.

    CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK SECURITIES. The descriptions below are intended to supplement the discussion in the Prospectus under "Risk Factors."

    GROWTH OF HIGH-YIELD BOND, HIGH-RISK BOND MARKET. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

    SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. Lower rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic down turn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and the Portfolio's net asset value.

    PAYMENT EXPECTATIONS. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

    LIQUIDITY AND VALUATION. There may be little trading in the secondary market for particular bonds, which may affect adversely the Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

    LEGISLATION. Federal laws require the divestiture by federally insured savings and loan associations of their investments in lower rated bonds and limit the deductibility of interest by certain corporate issuers of high-yield bonds. These laws could adversely affect the Portfolio's net asset value and investment practices, the secondary market for high-yield securities, the financial condition of issuers of these securities and the value of outstanding high-yield securities.

    TAXES. The Portfolio may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Portfolio and therefore is subject to the distribution requirements of the tax code. Because the original issue discount earned by the Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of other securities and use the proceeds to make distributions to shareholders.

    MORTGAGE-BACKED SECURITIES--The Balanced, Bond, Core Fixed Income, and High Yield Bond Portfolios may, consistent with their respective investment objectives and policies, invest in mortgage-backed securities.

    Mortgage-backed securities in which the Portfolios may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association ("GNMA") and government-related organizations such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-backed securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Portfolio purchases a mortgage-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-backed security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. When the mortgage-backed securities held by a Portfolio are prepaid, the Portfolio must reinvest the proceeds in securities the yield of which reflects prevailing interest rates, which may be lower than the prepaid security. For this and other reasons, a mortgage-backed security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to a Portfolio. In addition, regular payments received in respect of mortgage-backed securities include both interest and principal. No assurance can be given as to the return a Portfolio will receive when these amounts are reinvested.

    A Portfolio may also invest in mortgage-backed securities that are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans. For purposes of determining the average maturity of a mortgage-backed security in its investment portfolio, the Core Fixed Income Portfolio will utilize the expected average life of the security, as estimated in good faith by the Portfolio's advisers. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases there may be prohibitions on principal prepayments for several years following origination.

    There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") that are guaranteed as to the timely payment of principal and interest by GNMA and are backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") that are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PC's"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

    MORTGAGE DOLLAR ROLLS--Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Portfolio to buy a security. If the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Portfolio is required to repurchase may be worth less than the security that the Portfolio originally held.

    MUNICIPAL SECURITIES--The Core Fixed Income Portfolio may invest in municipal securities. The two principal classifications of Municipal Securities are "general obligation" and "revenue" issues. General obligation issues are issues involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues, although the characteristics and method of enforcement of general obligation issues may vary according to the law applicable to the particular issuer. Revenue issues are payable only from the revenues derived from a particular facility or class of facilities or other specific revenue source. A Portfolio may also invest in "moral obligation" issues, which are normally issued by special purpose authorities. Moral obligation issues are not backed by the full faith and credit of the state and are generally backed by the agreement of the issuing authority to request appropriations from the state legislative body. Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Certain private activity bonds that are issued by or on behalf of public authorities to finance various privately-owned or operated facilities are included within the term "Municipal Securities." Private activity bonds and industrial development bonds are generally revenue bonds, the credit and quality of which are directly related to the credit of the private user of the facilities.

    Municipal Securities may also include general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, certificates of indebtedness, demand notes, tax-exempt commercial paper, construction loan notes and other forms of short-term, tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. Project notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its project notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the project notes.

    The quality of Municipal Securities, both within a particular classification and between classifications, will vary, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entity whose financial resources are supporting the securities), general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating(s) of the issue. In this regard, it should be emphasized that the ratings of any NRSRO are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating(s) may have different yields, while Municipal Securities of the same maturity and interest rate with different rating(s) may have the same yield.

    An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

    MUNICIPAL LEASES--The Core Fixed Income Portfolio may invest in instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities ("municipal lease obligations"). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations are a relatively new form of financing, and the market for such obligations is still developing. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board of Trustees, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.

    PAY-IN-KIND BONDS--Investments of the Bond, Core Fixed Income and High Yield Bond Portfolios in fixed-income securities may include pay-in-kind bonds. These are securities which, at the issuer's option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

    OPTIONS--Options are contracts that give one of the parties to the contract the right to buy or sell the security that is subject to the option at a stated price during the option period, and obligates the other party to the contract to buy or sell such security at the stated price during the option period.

    Each Portfolio may trade put and call options on securities and securities indices, as the advisers determine is appropriate in seeking the Portfolio's investment objective, and except as restricted by each Portfolio's investment limitations as set forth below. See "Investment Limitations."

    A put option gives the purchaser (a Portfolio) the right to sell, and imposes on the writer an obligation to buy, the underlying security at the exercise price during the option period. The advantage to a Portfolio of buying the protective put is that if the price of the security falls during the option period, the Portfolio may exercise the put and receive the higher price for the security. However, if the security rises in value, the Portfolio will have paid a premium for the put, which will expire unexercised.

    A call option gives the purchaser the right to buy and imposes on the writer (a Portfolio) the obligation to sell, the underlying security at the exercise price during the option period. The advantage to a Portfolio of writing covered call options is that the Portfolio receives a premium, which is additional income. However, if the security rises in value, the Portfolio may not fully participate in the market appreciation. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. A Portfolio's obligation as the writer of a covered call is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. As noted above, a closing purchase transaction is one in which a Portfolio, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

    A Portfolio may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the Securities and Exchange Commission that OTC options are generally illiquid.

    The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

    RECEIPTS--Receipts are interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs"), "Liquid Yield Option Notes" ("LYONs") and "Certificates of Accrual on Treasury Securities" ("CATS"). LYONs, TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS (See "U.S. Treasury Obligations") are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities; see "Zero Coupon Securities." The Bond, Capital Appreciation, Core Fixed Income, Equity Income, and Large Cap Value Portfolios may invest in receipts.

    REPURCHASE AGREEMENTS--Repurchase agreements are agreements under which securities are acquired from a securities dealer or bank subject to resale on an agreed upon date and at an agreed upon price which includes principal and interest. A Portfolio involved bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and a Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. An adviser enters into repurchase agreements only with financial institutions that it deems to present minimal risk of bankruptcy during the term of the agreement, based on guidelines that are periodically reviewed by the Board of Trustees. These guidelines currently permit each Portfolio to enter into repurchase agreements only with approved banks and primary securities dealers, as recognized by the Federal Reserve Bank of New York, which have minimum net capital of $100 million, or with a member bank of the Federal Reserve System. Repurchase agreements are considered to be loans collateralized by the underlying security. Repurchase agreements entered into by a Portfolio will provide that the underlying security at all times shall have a value at least equal to 102% of the price stated in the agreement. This underlying security will be marked to market daily. The advisers will monitor compliance with this requirement. Under all repurchase agreements entered into by a Portfolio, the Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, a Portfolio could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Portfolio may incur delay and costs in selling the security and may suffer a loss of principal and interest if the Portfolio is treated as an unsecured creditor.

    RESTRICTED SECURITIES--Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the "1933 Act"), or an exemption from registration. Section 4(2) commercial paper is issued in reliance on an exemption from registration under
Section 4(2) of the 1933 Act, and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market on such commercial paper. Rule 144A securities are securities re-sold in reliance on an exemption from registration provided by Rule 144A under the 1933 Act.

    SECURITIES LENDING--Loans are made only to borrowers deemed by the advisers to be in good standing and when, in the judgment of the advisers, the consideration that can be earned currently from such loaned securities justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party. Each of the Portfolios may use the Distributor as a broker in these transactions.

    TIME DEPOSITS--Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

    U.S. GOVERNMENT AGENCY OBLIGATIONS--Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Portfolios' shares.

    VARIABLE OR FLOATING RATE INSTRUMENTS--Variable or floating rate instruments may involve a demand feature and may include variable amount master demand notes available through the Custodian. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of a Portfolio's advisers, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for each Portfolio. Each Portfolio's advisers will monitor on an ongoing basis the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

    In case of obligations which include a put feature at the option of the debt holder, the date of the put may be used as an effective maturity date for the purpose of determining weighted average portfolio maturity.

    WHEN-ISSUED SECURITIES--When-Issued securities are securities that involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. A Portfolio will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues to the purchaser during this period. It is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing when-issued obligations results in leveraging, and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery. A Portfolio will establish a segregated account with the Custodian and maintain liquid assets in an amount at least equal in value to that Portfolio's commitments to purchase when-issued securities. If the value of these assets declines, the Portfolio involved will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

    YANKEE OBLIGATIONS--Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Yankee obligations as obligations of foreign issuers, are subject to the same types of risks discussed in "Securities of Foreign Issuers," above.

    The yankee obligations selected for the Portfolios will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

    ZERO COUPON SECURITIES--STRIPS and Receipts (TRs, TIGRs, LYONs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. The Portfolio may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing cash to satisfy income distribution requirements. A Portfolio accrues income with respect to the securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. See also "Taxes."

    CORPORATE ZERO COUPON SECURITIES--Corporate zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which date the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (E.G., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation.

                             INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

No Portfolio may:

1. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Portfolio to purchase securities or require a Portfolio to segregate assets are not considered to be borrowings. To the extent that its borrowings exceed 5% of its assets, (i) all borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce income; and (ii) asset coverage of at least 300% is required.

2. Make loans if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, except that each Portfolio may (i) purchase or hold debt instruments in accordance with its investment objective and policies;
    (ii) enter into repurchase agreements; and (iii) lend its securities.

3. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Portfolio may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

4. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the Securities and Exchange Commission (the "SEC").

5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

    The foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. These investment limitations and the investment limitations in each Prospectus are fundamental policies of the Trust and may not be changed without shareholder approval.

NON-FUNDAMENTAL POLICIES
No Portfolio may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Portfolio's fundamental limitation on borrowing.

2.  Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that each Portfolio may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act or an order of exemption therefrom.

5. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

6. Purchase securities which are not readily marketable, if, in the aggregate, more than 15% of its total assets would be invested in such securities.

    Under rules and regulations established by the SEC, a Portfolio is typically prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Portfolio owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the total Portfolio's assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Portfolio. However, certain Portfolios may rely upon SEC exemptive orders issued to the Trust which permit the Portfolios to invest in other investment companies beyond these percentage limitations. A Portfolio's purchase of such investment company securities results in the bearing of expenses such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

    Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid securities) apply at the time of purchase. These limitations are non-fundamental and may be changed by the Trust's Board of Trustees without a vote of shareholders.

                             DESCRIPTION OF RATINGS

DESCRIPTION OF CORPORATE BOND RATINGS

    The following descriptions of corporate bond ratings have been published by Moody's Investor's Service, Inc. ("Moody's"), Standard and Poor's Corporation ("S&P"), Duff and Phelps, Inc. ("Duff"), Fitch Investor's Services, Inc. ("Fitch"), IBCA Limited ("IBCA") and Thomson BankWatch ("Thomson"), respectively.

DESCRIPTION OF MOODY'S LONG-TERM RATINGS

   Aaa Bonds rated Aaa are judged to be of the best quality.They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

    A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

    Baa Bonds rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

DESCRIPTION OF S&P'S LONG-TERM RATINGS

INVESTMENT GRADE

AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

DESCRIPTION OF DUFF'S LONG-TERM RATINGS

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+ High credit quality. Protection factors are strong.

AA- Risk is modest but may vary slightly from time to time because of economic conditions.

A+  Protection factors are average but adequate. However,

A-  risk factors are more variable and greater in periods of economic stress.

BBB+ Below average protection factors but still considered

BBB- sufficient for prudent investment. Considerable variability in risk during economic cycles.

DESCRIPTION OF FITCH'S LONG-TERM RATINGS

INVESTMENT GRADE BOND

AAA Bonds rated AAA are judged to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times greater than interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions.

AA Bonds rated AA are judged to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

A Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

DESCRIPTION OF IBCA'S LONG-TERM RATINGS

AAA Obligations rated AAA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

AA Obligations for which there is a very low expectation of investment risk are rated AA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

A Bonds rated A are obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

BBB Bonds rated BBB are obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

DESCRIPTION OF THOMSON'S LONG-TERM DEBT RATINGS

INVESTMENT GRADE

AAA Bonds rated AAA indicate that the ability to repay principal and interest on a timely basis is very high.

AA Bonds rated AA indicate a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

A Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB Bonds rated BBB indicate an acceptable capacity to repay principal and interest. Issues rated BBB are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

    The following descriptions of commercial paper ratings have been published by Moody's, Standard and Poor's, Duff and Phelps, Fitch, IBCA and Thomson BankWatch, respectively.

DESCRIPTION OF MOODY'S SHORT-TERM RATINGS

    PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

    - Leading market positions in well-established industries.

    - High rates of return on funds employed.

    - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

    - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    - Well-established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P'S SHORT-TERM RATINGS

A-1        This highest category indicates that the degree of safety regarding timely payment is strong. Debt determined to possess extremely strong safety characteristics is denoted with a plus sign (+) designation.

A-2        Capacity for timely payment on issues with this designation is satisfactory.
           However, the relative degree of safety is not as high as for issues designated
           'A-1'.

DESCRIPTION OF DUFF'S SHORT-TERM RATINGS

Duff 1+    Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1     Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1-    High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

    GOOD GRADE

Duff 2     Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

F-1+       Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1        Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'

F-2        Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings.

LOC        The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

DESCRIPTION OF IBCA'S SHORT-TERM RATINGS (UP TO 12 MONTHS)

A1+        Obligations supported by the highest capacity for timely repayment.

A1         Obligations supported by a strong capacity for timely repayment.

A2         Obligations supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

DESCRIPTION OF THOMSON'S SHORT-TERM RATINGS

TBW-1      The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2      The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

                                  THE MANAGER

    The Management Agreement provides that SEI Fund Management ("SEI Management" or the "Manager") shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of SEI Management in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

    The continuance of the Management Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Management Agreement or an "interested person" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement is terminable at any time as to any Portfolio without penalty by the Trustees of the Trust, by a vote of a majority of the outstanding shares of the Portfolio or by SEI Management on not less than 30 days' nor more than 60 days' written notice.

    SEI Management, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Financial Management Corporation ("SFM"), a wholly-owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interest in SEI Management. Alfred P. West, Jr., Carmen
V. Romeo, and Henry H. Greer constitute the Board of Directors of SFM, the Investment Advisor to the Portfolios. Mr. West serves as Chairman of the Board of Directors and Chief Executive Officer of SFM and SEI, Mr. Greer serves as President and Chief Operating Officer of SFM and SEI, and Chief Financial Officer of SEI, and Mr. Romeo serves as Executive Vice President and Treasurer of SEI. SEI and its subsidiaries and affiliates, including SEI Management, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. SEI Management and its affiliates also serve as administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, CoreFunds, Inc., CrestFunds, Inc., CUFUND, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., Marquis Funds-Registered Trademark-, Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Pillar Funds, Profit Funds Investment Trust, Rembrandt Funds-Registered Trademark-, Santa Barbara Group of Mutual Funds, Inc., 1784 Funds-Registered Trademark-, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Stepstone Funds, STI Classic Funds, STI Classic Variable Trust, and Turner Funds.

    If operating expenses of any Portfolio exceed applicable limitations, SEI Management will pay such excess. SEI Management will not be required to bear expenses of any Portfolio to an extent which would result in the Portfolio's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. The term "expenses" is defined in such laws or regulations, and generally excludes brokerage commissions, distribution expenses, taxes, interest and extraordinary expenses.

    For the fiscal years ended September 30, 1994, 1995 and 1996, the Portfolios paid fees to the Manager as follows:

                                             MANAGEMENT FEES PAID    MANAGEMENT FEES
                                                    (000)              WAIVED (000)
                                            ----------------------  ------------------
                                             1994    1995    1996   1994  1995   1996
                                            ------  ------  ------  ----  ----  ------
Balanced Portfolio........................  $  173  $  210  $  171  $ 82  $105  $   55
Bond Portfolio............................  $  337  $  223  $   64  $131  $125  $   57
Capital Appreciation Portfolio............  $3,649  $2,042  $  898  $377  $212  $   28
Core Fixed Income Portfolio...............  $1,031  $1,154  $1,266  $297  $478  $  339
Equity Income Portfolio...................  $1,801  $1,303  $  780  $149  $197  $   40
High Yield Bond Portfolio.................    *     $   16  $  160   *    $ 18  $   42
Large Cap Growth Portfolio................    *     $  444  $1,484   *    $  0  $    0
Large Cap Value Portfolio.................  $  799  $  637  $1,598  $  0  $112  $    0
Mid-Cap Portfolio.........................  $  329  $  189  $   58  $115  $ 79  $   28
Small Cap Growth Portfolio................  $1,023  $1,267  $1,102  $259  $102  $   27
Small Cap Value Portfolio.................    *     $  156  $  490   *    $  6  $   11

------------------------

*   Not in operation during such period.

                         THE ADVISERS AND SUB-ADVISERS

    The Advisory Agreement and certain of the Sub-Advisory Agreements provide that SEI Financial Management Corporation ("SFM" or the "Adviser") (or any Sub-Adviser) shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder. In addition, certain of the Sub-Advisory Agreements provide that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

    The continuance of each Advisory and Sub-Advisory Agreement must be specifically approved at least annually (i) by the vote of a majority of the outstanding shares of that Portfolio or by the Trustees, and (ii) by the vote of a majority of the Trustees who are not parties to such Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory or Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Portfolio, by a majority of the outstanding shares of that Portfolio, on not less than 30 days' nor more than 60 days' written notice to the Adviser (or Sub-Adviser) or by the Adviser (or Sub-Adviser) on 90 days' written notice to the Trust.

    SFM has obtained an exemptive order from the SEC that permits SFM, with the approval of the Trust's Board of Trustees, to retain unaffiliated sub-advisers for a Portfolio without submitting the sub-advisory agreement to a vote of the Portfolio's shareholders. The exemptive relief permits the non-disclosure of amounts payable by SFM under such sub-advisory agreements. The Trust will notify shareholders in the event of any change in the identity of the sub-adviser for a Portfolio.

    For the fiscal years ended September 30, 1994, 1995 and 1996, the Portfolios paid advisory fees as follows:

                                                      ADVISORY FEES PAID      ADVISORY FEES
                                                            (000)              WAIVED (000)
                                                    ----------------------  ------------------
                                                     1994    1995   1996(1) 1994   1995   1996
                                                    ------  ------  ------  ----   ----   ----
Balanced Portfolio................................  $  127  $  193  $  253  $ 0    $ 0    $  6
Bond Portfolio....................................  $  133  $  127  $  119  $ 0    $ 0    $  0
Capital Appreciation Portfolio....................  $2,016  $1,291  $1,033  $ 0    $ 0    $ 25
Core Fixed Income Portfolio.......................  $  386  $  474  $1,424  $ 0    $ 0    $  0
Equity Income Portfolio...........................  $  900  $  883  $  915  $75    $ 0    $ 22
High Yield Bond Portfolio.........................    *     $   31  $  282   *     $ 0    $  0
Mid-Cap Portfolio.................................  $  400  $  235  $   98  $ 0    $ 0    $  0
Large Cap Growth Portfolio........................    *     $  449  $1,498   *     $58    $198
Large Cap Value Portfolio.........................  $  320  $  645  $1,598  $ 0    $ 0    $  0
Small Cap Growth Portfolio........................  $1,282  $1,493  $2,098  $ 0    $ 0    $  0
Small Cap Value Portfolio.........................    *     $  299  $  930   *     $ 1    $  0

------------------------

 *  Not in operation during such period.

(1) Includes amounts paid to the Portfolios' sub-advisers under the former investment advisory agreements.

    For the fiscal years ended September 30, 1994, 1995 and 1996, SFM paid sub-advisory fees as follows:

                                                     SUB-ADVISORY FEES   SUB-ADVISORY FEES
                                                        PAID (000)          WAIVED (000)
                                                    -------------------  ------------------
                                                    1994   1995   1996   1994   1995   1996
                                                    ----   ----  ------  ----   ----   ----
Balanced Portfolio................................   *     $ 39  $  157   *      $0     $ 0
Bond Portfolio....................................   *     $ 16  $   54   *      $0     $ 0
Capital Appreciation Portfolio....................   *     $181  $  621   *      $0     $ 0
Core Fixed Income Portfolio.......................   *     N/A   $  614   *      $0     $ 0
Equity Income Portfolio...........................   *     $146  $  548   *      $0     $ 0
High Yield Bond Portfolio.........................   *     $ 16  $  195   *      $0     $ 0
Large Cap Growth Portfolio........................   *     $260  $  832   *      $0     $ 0
Large Cap Value Portfolio.........................   *     $346  $  894   *      $0     $ 0
Mid-Cap Portfolio.................................   *     $  9  $   62   *      $0     $ 0
Small Cap Growth Portfolio........................   *     $205  $1,574   *      $0     $ 0
Small Cap Value Portfolio.........................   *     $240  $  595   *      $0     $ 0

------------------------

  * Not applicable during such period.

                     DISTRIBUTION AND SHAREHOLDER SERVICING

    The Trust has adopted a Distribution Plan for the Class D shares of the Small Cap Growth Portfolio (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act (which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares). In this regard, the Board of Trustees has determined that the Plan and the Distribution Agreement are in the best interests of the shareholders. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" of the Trust (as that term is defined in the 1940
Act) and who have no direct or indirect financial interest in the operation of a distribution plan or in any agreements related thereto ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding shares of the Portfolio or class affected. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

    The Plan adopted by the Class D shareholders provides that the Trust will pay the Distributor a fee of up to .30% of the average daily net assets of the Small Cap Growth Portfolio's Class D shares which the Distributor can use to compensate broker-dealers and service providers, including SEI Financial Services Company and its affiliates which provide distribution related services to Class D shareholders or their customers who beneficially own Class D shares.

    The distribution-related services that may be provided under the Plan include establishing and maintaining customer accounts and records; aggregating and processing purchase and redemption requests from customers; placing net purchase and redemption orders with the Distributor; automatically investing customer account cash balances; providing periodic statements to customers; arranging for wires; answering customer inquiries concerning their investments; assisting customers in changing dividend options, account designations, and addresses; performing sub-accounting functions; processing dividend payments from the Trust on behalf of customers; and forwarding shareholder communications from the Trust (such as proxies, shareholder reports, and dividend distribution, and tax notices) to these customers with respect to investments in the Trust. Certain state securities laws may require those financial institutions providing such distribution services to register as dealers pursuant to state law.

    Except to the extent that SEI Management (as Manager), SFM and the Portfolio's advisers benefitted through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Trustee of the Trust who is not an interested person of the Trust had a direct or indirect financial interest in the operation of the Plan or related agreements.

    The Portfolios have also adopted a shareholder servicing plan for their Class A shares (the "Service Plan"). Under the Service Plan, the Distributor may perform, or may compensate other service providers for performing, the following shareholder services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments. Under the Service Plan, the Distributor may retain as a profit any difference between the fee it receives and the amount it pays to third parties.

    Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

    For the fiscal year ended September 30, 1996, the Portfolios incurred the following distribution expenses:

                                                                AMOUNT PAID
                                                                  TO 3RD                                 PROSPECTUS
                                                                PARTIES BY                              PRINTING AND
                                                                  SFS FOR                                 MAILING
                                                                DISTRIBUTOR                              COSTS (NEW
                                                                  RELATED       SALES                   SHAREHOLDERS
                                                      TOTAL      SERVICES     EXPENSES    ADVERTISING      ONLY)
PORTFOLIO/CLASS                                     ($AMOUNT)    ($AMOUNT)    ($AMOUNT)    ($AMOUNT)     ($AMOUNT)
--------------------------------------------------  ---------   -----------   ---------   -----------   ------------
CLASS A
  Balanced Portfolio..............................  $ 30,224      --          $  9,662      --            $12,942
  Bond Portfolio..................................  $ 39,285      --          $  5,559      --            $20,495
  Capital Appreciation Portfolio..................  $129,001      --          $ 25,786      --            $45,823
  Core Fixed Income Portfolio.....................  $157,948      --          $ 60,160      --            $53,141
  Equity Income Portfolio.........................  $116,540      --          $ 45,746      --            $32,918
  High Yield Bond Portfolio.......................  $ 10,954      --          $  4,296      --            $ 5,330
  Large Cap Growth Portfolio......................  $139,815      --          $101,225      --            $21,960
  Large Cap Value Portfolio.......................  $150,072      --          $ 93,221      --            $28,494
  Mid-Cap Portfolio...............................  $ 15,889      --          $  1,424      --            $ 7,395
  Small Cap Growth Portfolio......................  $131,739      --          $ 65,842      --            $30,540
  Small Cap Value Portfolio.......................  $ 53,161      --          $ 31,114      --            $15,602
CLASS D
  Small Cap Growth Portfolio......................  $  3,375      --          $  3,146      --            $   106


                                                    COSTS ASSOCIATED
                                                    WITH REGISTRATION
PORTFOLIO/CLASS                                      FEES ($AMOUNT)
--------------------------------------------------  -----------------
CLASS A
  Balanced Portfolio..............................  $    7,620
  Bond Portfolio..................................  $   13,231
  Capital Appreciation Portfolio..................  $   57,392
  Core Fixed Income Portfolio.....................  $   44,647
  Equity Income Portfolio.........................  $   37,876
  High Yield Bond Portfolio.......................  $    1,328
  Large Cap Growth Portfolio......................  $   16,630
  Large Cap Value Portfolio.......................  $   28,357
  Mid-Cap Portfolio...............................  $    7,070
  Small Cap Growth Portfolio......................  $   35,357
  Small Cap Value Portfolio.......................  $    6,445
CLASS D
  Small Cap Growth Portfolio......................  $      123

                       TRUSTEES AND OFFICERS OF THE TRUST

    The Trustees and Executive Officers of the Trust, their respective dates of birth and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers of some or all of the following:
The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, CoreFunds, Inc., CrestFunds, Inc., CUFUND, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., Marquis Funds-Registered Trademark-, Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Pillar Funds, Profit Funds Investment Trust, Rembrandt
Funds-Registered Trademark-, Santa Barbara Group of Mutual Funds, Inc., 1784 Funds-Registered Trademark-, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Stepstone Funds, STI Classic Funds, STI Classic Variable Trust and Turner Funds, each of which is an open-end management investment company managed by SEI Fund Management or its affiliates and, except for Profit Funds Investment Trust, Rembrandt
Funds-Registered Trademark- and Santa Barbara Group of Mutual Funds, Inc., are distributed by SEI Financial Services Company.

    ROBERT A. NESHER (DOB 08/17/46)--Chairman of the Board of Trustees*--Retired since 1994. Executive Vice President of SEI, 1986-1994. Director and Executive Vice President of the Manager and the Distributor, 1981-1994. Trustee of the Arbor Fund, Marquis Funds-Registered Trademark-, Advisors' Inner Circle Fund, SEI Liquid Asset Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Asset Allocation Trust, SEI Institutional Investments Trust, SEI International Trust, Insurance Investment Products Trust, 1784
Funds-Registered Trademark-, Pillar Funds, Rembrandt Funds-Registered Trademark-and Stepstone Funds.

    WILLIAM M. DORAN (DOB 05/26/40)--Trustee*--2000 One Logan Square, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, Manager and Distributor, Director and Secretary of SEI and Secretary of the Manager and Distributor. Trustee of The Arbor Fund, Marquis Funds-Registered Trademark-, Advisors' Inner Circle Fund, SEI Liquid Asset Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Asset Allocation Trust, SEI Institutional Investments Trust, SEI International Trust and Insurance Investment Products Trust.

    F. WENDELL GOOCH (DOB 12/03/37)--Trustee**--P.O. Box 190, Paoli, IN 47454. President, Orange County Publishing Co., Inc. since October 1981. Publisher of the Paoli News and the Paoli Republican and Editor of the Paoli Republican since January 1981. President, H&W Distribution, Inc., since July 1984. Executive Vice President, Trust Department, Harris Trust and Savings Bank and Chairman of the Board of Directors of The Harris Trust Company of Arizona before January 1981. Trustee of STI Classic Funds, SEI Liquid Asset Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Asset Allocation Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust and SEI International Trust.

    FRANK E. MORRIS (DOB 12/30/23)--Trustee**--105 Walpole Street, Dover, MA 02030. Retired since 1990. Peter Drucker Professor of Management, Boston College, 1989-1990. President, Federal Reserve Bank of Boston, 1968-1988. Trustee of The Arbor Fund, Marquis Funds-Registered Trademark-, Advisors' Inner Circle Fund, SEI Liquid Asset Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Asset Allocation Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust and SEI International Trust.

    JAMES M. STOREY (DOB 04/12/31)--Trustee**--Partner, Dechert Price & Rhoads, from September 1987-December 1993; Trustee of The Arbor Fund, Marquis Funds-Registered Trademark-, Advisors' Inner Circle Fund, SEI Liquid Asset Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Asset Allocation Trust, SEI Institutional Investments Trust, SEI International Trust and Insurance Investment Products Trust since December 1993.

    GEORGE J. SULLIVAN, JR. (DOB 11/13/42)--Trustee**--General Partner, Teton Partners, L.P., since 1991; Chief Financial Officer, Noble Partners, L.P., since 1991; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of SEI Liquid Asset Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Asset Allocation Trust, SEI Institutional Investments Trust, and SEI International Trust.

    DAVID G. LEE (DOB 04/16/52)--President and Chief Executive Officer--Senior Vice President of the Manager and Distributor since 1993. Vice President of the Manager and Distributor, 1991-1993. President, GW Sierra Trust Funds before 1991.

    SANDRA K. ORLOW (DOB 10/18/53)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of the Manager and Distributor since 1988.

    KEVIN P. ROBINS (DOB 04/15/61)--Vice President and Assistant
Secretary--Senior Vice President and General Counsel of SEI, the Administrator and Distributor since 1994. Vice President and Assistant Secretary of SEI, the Administrator and Distributor, 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1988-1992.

    RICHARD W. GRANT (DOB 10/25/45)--Secretary--2000 One Logan Square, Philadelphia, PA 19103, Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, Manager and Distributor.

    KATHRYN L. STANTON (DOB 11/19/58)--Vice President and Assistant Secretary--Vice President, Deputy General Counsel and Assistant Secretary of SEI, the Administrator and Distributor since 1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1989-1994.

    JOSEPH P. LYDON (DOB 09/27/59)--Vice President and Assistant
Secretary--Director, Business Administration of Fund Resources, April 1995. Vice President, Fund Group, Dremen Value Management, LP, President Dremen Financial Services, Inc. prior to 1995.

    STEPHEN G. MEYER (DOB 07/12/65)--Controller, Chief Financial Officer--Vice President and Controller of SEI Corporation since 1994. Director, Internal Audit and Risk Management, SEI Corporation, 1992-1994. Senior Associate, Coopers & Lybrand, 1990-1992. Internal Audit, Vanguard Group prior to 1992.

    TODD CIPPERMAN (DOB 01/14/66)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm) (1994-1995). Associate, Winston & Strawn (law firm) (1991-1994).

    BARBARA A. NUGENT (DOB 06/18/56)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of SEI, the Administrator and Distributor since 1996. Associate, Drinker, Biddle & Reath (law firm). Assistant Vice President/Administration, Delaware Service Company, Inc. (1992-1993), Assistant Vice President--Operations, Delaware Service Company, Inc. (1988-1992).

    MARC H. CAHN (DOB 06/19/57)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of SEI, the Administrator and Distributor since 1996. Associate General Counsel, Barclays Bank PLC (1995-1996). ERISA counsel, First Fidelity Bancorporation (1994-1995), Associate, Morgan, Lewis & Bockius LLP (1989-1994).

------------------------

 *Messrs. Nesher and Doran are Trustees who may be deemed to be "interested persons" of the Trust as the term is defined in the 1940 Act.

**Messrs. Gooch, Storey, Morris and Sullivan serve as members of the Audit
  Committee of the Trust.

    The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for unaffiliated Trustees.

    Compensation of officers and affiliated Trustees of the Trust is paid by the Manager. For the fiscal year ended September 30, 1996, the Trust paid the following amounts to the Trustees.

                                       AGGREGATE            PENSION OR
                                   COMPENSATION FROM    RETIREMENT BENEFITS   ESTIMATED ANNUAL TOTAL COMPENSATION FROM REGISTRANT
                                   REGISTRANT FOR FYE   ACCRUED AS PART OF     BENEFITS UPON   AND FUND COMPLEX PAID TO DIRECTORS
NAME OF PERSON AND POSITION             9/30/96            FUND EXPENSES         RETIREMENT              FOR FYE 9/30/96
---------------------------------  ------------------   -------------------   ---------------- -----------------------------------
Robert A. Nesher, Trustee........       $     0                 $0                   $0        $0 for services on 8 boards
Richard F. Blanchard,
  Trustee(1).....................       $13,013                 $0                   $0        $45,000 for services on 8 boards
William M. Doran, Trustee........       $     0                 $0                   $0        $0 for services on 8 boards
F. Wendell Gooch, Trustee........       $27,001                 $0                   $0        $90,000 for services on 8 boards
Frank E. Morris, Trustee.........       $27,001                 $0                   $0        $90,000 for services on 8 boards
James M. Storey, Trustee(2)......       $27,001                 $0                   $0        $90,000 for services on 8 boards
George J. Sullivan, Trustee......       $ 5,641                 $0                   $0        $22,500 for services on 8 boards

------------------------

(1) Deceased May 7, 1996

(2) Mr. Storey received the stated amounts as compensation for service as an Honorary Trustee for the Trust during the most recent fiscal year.

                                  PERFORMANCE

    From time to time, each Portfolio may advertise yield and/or total return. These figures will be based on historical earnings and are not intended to indicate future performance.

    The yield of a Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula: Yield =
2[((a-b)/cd) + 1)(6)-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

    Based on the foregoing, the 30-day yield for the Portfolios for the 30-day period ended September 30, 1996 were as follows:

FUND                                                                              30 DAY YIELD
--------------------------------------------------------------------------------  -------------
CLASS A
  Balanced Portfolio............................................................         3.12%
  Bond Portfolio................................................................         5.91%
  Capital Appreciation Portfolio................................................         1.26%
  Core Fixed Income Portfolio...................................................         6.33%
  Equity Income Portfolio.......................................................         2.77%
  High Yield Bond Portfolio.....................................................         9.17%
  Large Cap Growth Portfolio....................................................         0.33%
  Large Cap Value Portfolio.....................................................         2.08%
  Mid-Cap Portfolio.............................................................         1.13%
  Small Cap Growth Portfolio....................................................         0.00%
  Small Cap Value Portfolio.....................................................         0.11%
CLASS D
  Small Cap Growth Portfolio....................................................         0.00%

    The total return of a Portfolio refers to the average compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P(1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.

    Based on the foregoing, the average annual total returns for the Portfolios from inception through September 30, 1996 and for the one, five and ten year periods ended September 30, 1996, were as follows:

                                                                          AVERAGE ANNUAL TOTAL RETURN
                                                                  --------------------------------------------
                                                                                                      SINCE
PORTFOLIO                           CLASS                         ONE YEAR   FIVE YEAR  TEN YEAR    INCEPTION
----------------------------------  ----------------------------  ---------  ---------  ---------  -----------
Balanced Portfolio                  Class A(1)..................      15.01%     10.35%     *           10.56%

Bond Portfolio                      Class A(2)..................      10.56%      8.16%     *            9.23%

Capital Appreciation Portfolio      Class A(3)..................      22.14%     12.85%     *           14.44%

Core Fixed Income Portfolio         Class A(4)..................       4.51%      6.85%     *            7.76%

Equity Income Portfolio             Class A(5)..................      18.17%     14.27%     *           13.80%

High Yield Bond Portfolio           Class A(6)..................      15.46%     *          *           16.23%

Large Cap Growth Portfolio          Class A(7)..................      20.59%     *          *           27.88%

Large Cap Value Portfolio           Class A(8)..................      18.33%     10.97%     *            9.75%

Mid-Cap Portfolio                   Class A(9)..................      16.03%     *          *           12.80%

Small Cap Growth Portfolio          Class A(10).................      26.56%     *          *           24.42%
                                    Class D(11) (no load).......      26.01%     *          *           26.77%
                                    Class D(11) (load)..........      19.71%     *          *           24.11%

Small Cap Value Portfolio           Class A(12).................      10.86%     *          *           18.62%

------------------------

  * Not in operation during period.

 (1) Commenced operations August 7, 1990.

 (2) Commenced operations May 4, 1987.

 (3) Commenced operations March 1, 1988.

 (4) Commenced operations May 4, 1987.

 (5) Commenced operations June 2, 1988.

 (6) Commenced operations January 11, 1995.

 (7) Commenced operations December 20, 1994.

 (8) Commenced operations April 20, 1987.

 (9) Commenced operations February 16, 1993.

(10) Commenced operations April 20, 1992.

(11) Commenced operations May 2, 1994.

(12) Commenced operations December 20, 1995.

    The Portfolios may, from time to time, compare their performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds or to unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs.

                       PURCHASE AND REDEMPTION OF SHARES

    The purchase and redemption price of shares is the net asset value of each share. A Portfolio's securities are valued by SEI Management pursuant to valuations provided by an independent pricing service (generally the last quoted sale price). Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each Business Day (defined as days on which the New York Stock Exchange is open for business ("Business Day")) or, if there is no such reported sale, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. The pricing service may also use a matrix system to determine valuations. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

    It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of readily marketable securities held by a Portfolio in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from all Portfolios of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

    A gain or loss for federal income tax purposes may be realized by a taxable shareholder upon an in-kind redemption depending upon the shareholder's basis in the shares of the Trust redeemed.

    Purchases and redemptions of shares of the Portfolios may be made on any day the New York Stock Exchange is open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the portfolio securities is not reasonably practicable, or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of the Portfolios for any period during which the New York Stock Exchange, the Manager, the Distributor, and/or the Custodian are not open for business.

REDUCTIONS IN SALES CHARGES

    In calculating the sales charge rates applicable to current purchases of Class D shares, members of the following affinity groups and clients of the following broker-dealers, each of which has entered into an agreement with the Distributor, are entitled to the following percentage-based discounts from the otherwise applicable sales charge:

                                                             PERCENTAGE     DATE OFFER  DATE OFFER
NAME OF GROUP                                                 DISCOUNT        STARTS    TERMINATES
---------------------------------------------------------  ---------------  ----------  ----------
BHC Securities, Inc. ....................................            10%     12/29/94      N/A
First Security Investor Services, Inc. ..................            10%     12/29/94      N/A

    Those members or clients who take advantage of a percentage-based reduction in the sales charge during the offering period noted above may continue to purchase shares at the reduced sales charge rate after the offering period relating to each such purchaser's affinity group or broker-dealer relationship has terminated.

    For more information regarding reductions in sales charges, please contact the Distributor at 1-800-437-6016.

                     SHAREHOLDER SERVICES (CLASS D SHARES)

    The following is a description of plans and privileges by which the sale charges imposed on the Class D shares of the Small Cap Growth Portfolio may be reduced.

    RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts when his or her new investment, together with the current market value of all holdings of that shareholder in certain eligible portfolios, reaches a discount level. See "Purchase and Redemption of Shares" in the Prospectus for the sales charge on quantity purchases.

    LETTER OF INTENT: The reduced sales charges are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intent provided to the Distributor, that does not legally bind the signer to purchase any set number of shares and provides for the holding in escrow by the Administrator of 5% of the amount purchased until such purchase is completed within the 13-month period. A Letter of Intent may be dated to include shares purchased up to 90 days prior to the date the Letter of Intent is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, the Administrator will surrender an appropriate number of the escrowed shares for redemption in order to recover the difference between the sales charge imposed under the Letter of Intent and the sales charge that would have otherwise been imposed.

    DISTRIBUTION INVESTMENT OPTION: Distributions of dividends and capital gains made by the Portfolios may be automatically invested in shares of one of the Portfolios if shares of the Portfolio are available for sale. Such investments will be subject to initial investment minimums, as well as additional purchase minimums. A shareholder considering the Distribution Investment Option should obtain and read the prospectus of the other Portfolios and consider the differences in objectives and policies before making any investment.

    REINSTATEMENT PRIVILEGE: A shareholder who has redeemed shares of the Portfolio has a one-time right to reinvest the redemption proceeds in shares of the Portfolios at their net asset value as of the time of reinvestment. Such a reinvestment must be made within 30 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within such 30-day period in the same fund is considered a "wash sale" and results in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. The investor must notify the Transfer Agent at the time the trade is placed that the transaction is a reinvestment.

    EXCHANGE PRIVILEGE: Some or all of the Portfolio's Class D shares for which payment has been received (I.E., an established account), may be exchanged for Class D shares of SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI International Trust ("SEI Funds"). Exchanges are made at net asset value plus any applicable sales charge. SEI Funds' portfolios that are not money market portfolios currently impose a sales charge on Class D shares. A shareholder who exchanges into one of these "non-money market" portfolios will have to pay a sales charge on any portion of the exchanged Class D shares for which he or she has not previously paid a sales charge. If a shareholder has paid a sales charge on Class D shares, no additional sales charge will be assessed when he or she exchanges those Class D shares for other Class D shares. If a shareholder buys Class D shares of a "non-money market" fund and receives a sales load waiver, he or she will be deemed to have paid the sales load for purposes of this exchange privilege. In calculating any sales charge payable on an exchange transaction, the SEI Funds will assume that the first shares a shareholder exchanges are those on which he or she has already paid a sales charge. Sales charge waivers may also be available under certain circumstances, as described in the portfolios' prospectuses. The

Trust reserves the right to change the terms and conditions of the exchange privilege discussed herein, or to terminate the exchange privilege, upon sixty days' notice. Exchanges will be made only after proper instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Distributor.

    A shareholder may exchange the shares of the Portfolio's Class D shares, for which good payment has been received, in his or her account at any time, regardless of how long he or she has held his or her shares.

    Each Exchange Request must be in proper form (I.E., if in writing, signed by the record owner(s) exactly as the shares are registered; if by telephone-proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 or all the shares in the account. Each exchange involves the redemption of the shares of the Portfolio (the "Old Portfolio") to be exchanged and the purchase at net asset value (I.E., without a sales charge) of the shares of the other portfolios (the "New Portfolios"). Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless such shares were held in a tax-deferred retirement plan or other tax-exempt account. If the Exchange Request is received by the Distributor in writing or by telephone on any business day prior to the redemption cut-off time specified in each Prospectus, the exchange usually will occur on that day if all the restrictions set forth above have been complied with at that time. However, payment of the redemption proceeds by the Old Portfolios, and thus the purchase of shares of the New Portfolios, may be delayed for up to seven days if the Portfolio determines that such delay would be in the best interest of all of its shareholders. Investment dealers which have satisfied criteria established by the Portfolios may also communicate a Shareholder's Exchange Request to the Portfolio subject to the restrictions set forth above. No more than five exchange requests may be made in any one telephone Exchange Request.

                                     TAXES

    The following is only a summary of certain additional federal tax considerations generally affecting the Portfolios and their shareholders that are not described in the Portfolios' prospectuses. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Portfolios or their shareholders and the discussion here and in the Portfolios' prospectuses is not intended as a substitute for careful tax planning.

    This discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder, in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

    Each Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Portfolios. Each Portfolio intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Code so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, a Portfolio must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or other income derived with respect to its business of investing in such stock or securities;
(ii) less than 30% of a Portfolio's gross income each taxable year may be derived from the sale or other disposition of stock or securities held for less than three months; (iii) at the close of each quarter of a Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iv) at the close of each quarter of a Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers engaged in the same, similar, or related trades or businesses if the Portfolio owns at least 20% of the voting power of such issuers.

    Notwithstanding the Distribution Requirement described above, which only requires a Portfolio to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain, a Portfolio will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short-and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Portfolio intends to make sufficient distributions to avoid liability for the federal excise tax. A Portfolio may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid federal excise tax liability when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Portfolio to satisfy the requirements for qualification as a RIC.

    If capital gain distributions have been made with respect to shares that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of the capital gain distributions. If a Portfolio fails to qualify as a RIC for any year, all of its income will be subject to tax at corporate rates, and its distributions (including capital gain distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders who have held shares for more than 45 days.

    A Portfolio will be required in certain cases to withhold and remit to the United States Treasury 31% of amounts payable to any shareholder who (1) has provided the Portfolio either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, or (3) who has failed to certify to the Portfolio that such shareholder is not subject to backup withholding.

    With respect to investments in STRIPS, TR's, TIGR's, LYONs, CATS and other Zero Coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Portfolio will be required to include as part of its current income the imputed interest on such obligations even though the Portfolio has not received any interest payments on such obligations during that period. Because each Portfolio distributes all of its net investment income to its shareholders, a Portfolio may have to sell Portfolio securities to distribute such imputed income which may occur at a time when the advisers would not have chosen to sell such securities and which may result in taxable gain or loss.

STATE TAXES

    A Portfolio is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Portfolio to shareholders and the ownership of shares may be subject to state and local taxes. Shareholders should consult their own tax advisers regarding the affect of federal, state and local taxes in their own individual circumstances.

                             PORTFOLIO TRANSACTIONS

    The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the advisers are responsible for placing orders to execute Portfolio transactions. In placing orders, it is the Trust's policy to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the advisers generally seek reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Trust will not purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

    It is expected that the Portfolios may execute brokerage or other agency transactions through the Distributor, a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules and regulations of the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Portfolio on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor to receive and retain such compensation. These provisions further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Portfolios may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer's payment of certain of the Portfolios' expenses. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically. In addition, SFM has adopted a policy respecting the receipt of research and related products and services in connection with transactions effected for Portfolios operating within the "Manager of Managers" structure. Under this policy, SFM and the various firms that serve as sub-advisers to certain Portfolios of the Trust, in the exercise of joint investment discretion over the assets of a Portfolio, will direct a substantial portion of a Portfolio's brokerage to the Distributor in consideration of the Distributor's provision of research and related products to SFM for use in performing its advisory responsibilities. All such transactions directed to the Distributor must be accomplished in a manner that is consistent with the Trust's policy to achieve best net results, and must comply with the Trust's procedures regarding the execution of transactions through affiliated brokers.

    For the fiscal year ended September 30, 1996, the Portfolios paid the following brokerage fees:

                                                      TOTAL $ AMOUNT
                                                       OF BROKERAGE     % OF TOTAL       % OF TOTAL                       TOTAL $
                                     TOTAL $ AMOUNT    COMMISSIONS      BROKERAGE         BROKERED         TOTAL $       AMOUNT OF
                                      OF BROKERAGE       PAID TO       COMMISSIONS      TRANSACTIONS      AMOUNT OF      BROKERAGE
                                      COMMISSIONS       AFFILIATED       PAID TO      EFFECTED THROUGH    BROKERAGE     COMMISSIONS
                                      PAID IN FYE       BROKERS IN      AFFILIATED       AFFILIATED      TRANSACTIONS    PAID FOR
FUND                                    9/30/96        FYE 9/30/96       BROKERS          BROKERS        FOR RESEARCH    RESEARCH
-----------------------------------  --------------   --------------   ------------   ----------------   ------------   -----------
Balanced Portfolio.................    $  117,731        $ 14,167        12.03%           78.52%         $ 48,373,893    $ 51,937
Bond Portfolio.....................    $        0               0            0             9.67%                    0           0
Capital Appreciation Portfolio.....    $  901,374        $ 30,830         3.42%           36.41%         $399,309,824    $456,022
Core Fixed Income Portfolio........    $  125,097        $ 18,090        14.46%           90.73%         $ 25,600,000    $ 16,100
Equity Income Portfolio............    $  387,891        $  5,760         1.49%           69.42%         $          0    $      0
High Yield Bond Portfolio..........             0               0            0                0                     0           0
Mid-Cap Portfolio..................    $   40,892        $ 22,811         5.58%           90.29%         $          0           0
Large Cap Growth Portfolio.........    $  737,152        $ 65,986         8.95%           40.68%         $238,605,230    $281,457
Large Cap Value Portfolio..........    $  784,758        $186,041        23.71%           25.12%         $ 94,864,287    $107,616
Small Cap Growth Portfolio.........    $  551,149        $ 15,867         2.88%           42.46%         $ 42,330,083    $111,685
Small Cap Value Portfolio..........    $  500,459        $ 25,669         5.13%           43.48%         $          0    $      0

------------------------

*   Not in operation during such period.

    For the fiscal years ended September 30, 1994 and 1995, the Portfolios paid the following brokerage fees:

                                                                       TOTAL $ AMOUNT OF
                                                 TOTAL $ AMOUNT OF         BROKERAGE
                                               BROKERAGE COMMISSIONS    COMMISSIONS PAID
                                                        PAID             TO AFFILIATES
                                               ----------------------  ------------------
FUND                                              1994        1995       1994      1995
---------------------------------------------  ----------  ----------  --------  --------
Balanced Portfolio...........................  $  101,709  $  148,731  $ 20,376  $      0
Bond Portfolio...............................  $        0  $        0  $      0  $      0
Capital Appreciation Portfolio...............  $1,611,243  $1,577,921  $173,127  $ 20,042
Core Fixed Income Portfolio..................  $    1,840  $        0  $      0  $      0
Equity Income Portfolio......................  $  490,073  $  648,410  $ 38,830  $ 33,725
High Yield Bond Portfolio....................  $        0  $        0  $      0  $      0
Mid-Cap Portfolio............................  $  264,405  $  264,386  $ 18,120  $      0
Large Cap Growth Portfolio...................  $        0  $  270,371  $      0  $192,232
Large Cap Value Portfolio....................  $  267,623  $  804,877  $ 10,375  $115,823
Small Cap Growth Portfolio...................  $  447,356  $        0  $ 47,550  $      0
Small Cap Value Portfolio....................  $        0  $  191,324  $      0  $  2,814

    Class D shareholders paid the following sales charges:

                                                                                  DOLLAR AMOUNT OF CHARGES
                                                  DOLLAR AMOUNT OF CHARGES             RETAINED BY SFS
                                               -------------------------------  -----------------------------
PORTFOLIO/CLASS                                   1994        1995      1996      1994       1995      1996
---------------------------------------------  ----------  ----------  -------  ---------  ---------  -------
Bond Portfolio--Class D......................  $ 4,306.18  $   430.09      N/A  $  404.24  $   49.78      N/A
Capital Appreciation Portfolio--Class D......  $13,466.77  $15,353.85      N/A  $1,312.19  $1,711.53      N/A
Equity Income Portfolio--Class D.............  $26,611.27  $ 6,281.96      N/A  $2,651.98  $  752.30      N/A
Core Fixed Income Portfolio--Class D.........  $    56.00  $ 3,375.64      N/A  $    6.22  $  434.85      N/A
Mid-Cap Portfolio--Class D...................  $   140.98  $        0      N/A  $   14.10  $       0      N/A
Small Cap Growth Portfolio--Class D..........  $   278.97  $11,874.23      N/A  $   27.90  $1,455.18      N/A

    For each of the Portfolios, there is no material difference between the percentage of brokerage commissions paid to the Distributor as compared to all brokerage commissions and the percentage of the amount of brokered transactions as compared to the aggregate amount of all brokered transactions.

    The portfolio turnover rate for each Portfolio for the fiscal years ending September 30, 1995 and 1996 was as follows:

                                                               TURNOVER
                                                                 RATE
                                                              -----------
FUND                                                          1995   1996
------------------------------------------------------------  ----   ----
Balanced Portfolio..........................................  159%   143%
Bond Portfolio..............................................   79%    66%
Capital Appreciation Portfolio..............................  107%   153%
Core Fixed Income Portfolio.................................  294%   311%
Equity Income Portfolio.....................................   47%    43%
High Yield Bond Portfolio...................................   56%    55%
Mid-Cap Portfolio...........................................  108%   101%
Large Cap Growth Portfolio..................................   44%    90%
Large Cap Value Portfolio...................................   99%    75%
Small Cap Growth Portfolio..................................  113%   167%
Small Cap Value Portfolio...................................   64%   121%

    Since the Trust does not market its shares through intermediary brokers or dealers, it is not the Trust's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, a Portfolio's advisers or sub-advisers may place portfolio orders with qualified broker-dealers who recommend the Trust to clients, and may, when a number of brokers and dealers can provide best price and execution on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

    The Trust does not expect to use one particular dealer, but a Portfolio's advisers or sub-advisers may, consistent with the interests of the Portfolio, select brokers on the basis of the research services they provide to the Portfolio's advisers. Such services may include analysis of the business or prospects of a company, industry or economic sector or statistical and pricing services. Information so received by the advisers will be in addition to and not in lieu of the services required to be performed by a Portfolio's advisers under the Advisory and Sub-Advisory Agreements. If in the judgement of a Portfolio's advisers, the Portfolio, or other accounts managed by the Portfolio's advisers, will be benefitted by supplemental research services, the Portfolio's advisers are authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions which another broker may have charged for effecting the same transaction. The expenses of a Portfolio's advisers will not necessarily be reduced as a result of the receipt of such supplemental information.

    The Trust is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the Investment Company Act) which the Trust has acquired during its most recent fiscal year. As of September 30, 1996, the Large Cap Value Portfolio held $4,790,000 of equity securities issued by JP Morgan Securities, Inc., $2,454,000 of equity securities issued by Bear Stearns, $1,273,000 of equity securities issued by Merrill Lynch & Co., and $817,000 of equity securities issued by Salomon Brothers, Inc. and entered into a repurchase agreement worth $17,648,000 with JP Morgan Securities, Inc.; the Small Cap Growth Portfolio entered into a repurchase agreement worth $26,409,000 with J.P. Morgan; the Capital Appreciation Portfolio entered into a repurchase agreement worth $11,857,000 with Lehman Brothers; the Equity Income Portfolio held $4,950,000 of equity securities issued by JP Morgan Securities, Inc. and entered into a repurchase agreement worth $5,208,000 with J.P. Morgan; the Balanced Portfolio held $1,024,000 of debt securities issued by Salomon Brothers, Inc, $2,000 of debt securities issued by Merrill Lynch & Co., and entered into a repurchase agreement worth $5,043,000 with J.P. Morgan; the Mid-Cap Portfolio held $251,000 of equity securities issued by Bear Stearns, $433,000 of equity securities issued by Salomon Brothers, Inc., $88,000 of equity securities of PaineWebber, Inc., and entered into a repurchase agreement worth $687,000 with JP Morgan Securities, Inc.; the Core Fixed Income Portfolio held $5,837,000 of debt securities issued by Lehman Brothers, $4,499,000 of debt securities issued by Bear Stearns, $4,459,000 of debt securities issued by Goldman Sachs, $1,154,000 of debt securities issued by PaineWebber, Inc., $3,315,000 of debt securities issued by Salomon Brothers, Inc., $1,218,000 of debt securities issued by Prudential Securities, Inc, and entered into a repurchase agreement worth $70,741,000 with J.P. Morgan; the Bond Portfolio entered into a repurchase agreement worth $68,000 with Lehman Brothers; the Large Cap Growth Portfolio held $3,649,000 of equity securities with Merrill Lynch & Co. and entered into a repurchase agreement worth $10,082,000 with Lehman Brothers; and the Small Cap Value Portfolio held $379,000 of equity securities of Donaldson, Lufkin & Jenrette and entered into a repurchase agreement worth $6,983,000 with Lehman Brothers.

                             DESCRIPTION OF SHARES

    The Declaration of Trust authorizes the issuance of an unlimited number of shares of each Portfolio, each of which represents an equal proportionate interest in that Portfolio. Each share upon liquidation entitles a shareholder to a PRO RATA share in the net assets of that Portfolio, after taking into account additional distribution and transfer agency expenses attributable to Class D shares. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional

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series of shares or separate classes of portfolios. Share certificates representing the shares will not be issued.

                       LIMITATION OF TRUSTEES' LIABILITY

    The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or administrators, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her wilful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

                                     VOTING

    Where the Trust's Prospectuses or Statement of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (i) 67% or more of the affected Portfolio's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by Proxy, or (ii) more than 50% of the affected Portfolio's outstanding shares, whichever is less.

                             SHAREHOLDER LIABILITY

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholders held personally liable for the obligations of the Trust.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As of January 6, 1997, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Portfolios. The Trust believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency, or custodial customers.

    Balanced Portfolio--Class A: Nabank & Co., c/o Bank of Oklahoma, N.A., Attn:
Lisa Marrs, P.O. Box 2300, Tulsa, OK 74192, 9.33%; Nabank & Co., Attn: Record Keeping, P.O. Box 2180, Tulsa, OK, 74101-2180, 11.49%; SEI Trust Company, Attn:
Jacqueline Esposito, 680 E. Swedesford Road, Wayne, PA 19087, 66.27%.

    Bond Portfolio--Class A: Unit & Co., c/o National Bank of Oregon, Attn: Tom Coleman, Trust Department Securities Clearance, P.O. Box 7928, Boise, ID 83707, 14.57%; SEI Trust Company, Attn: Jacqueline Esposito, 680 E. Swedesford Road, Wayne, PA 19087, 13.70%. BMS and Company, c/o Central Trust Bank, Attn. Trust & Financial Services, P.O. Box 779, Jefferson City, MO 55102, 7.90%; Boatmen's Trust Co. Master Cust. For Missouri United Methodist BTCFXD, Debbie Schroder, Mutual Funds, P.O. Box 14737, St. Louis, MO 53178, 7.89%; TSTCO, c/o Magna Trust Company, P.O. Box 523, Belleville,

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
IL 62222, 7.74%; The Farmers Company, c/o Farmers First Bank - Lititz, Attn:
Wendy Basehoar, P.O. Box 1000, Lititz, PA 17543, 5.21%

    Capital Appreciation Portfolio--The Fulton Company, c/o Fulton Bank Trust Dept., Attn: Dennis Patrick, One Penn Square, Lancaster, PA 17602, 7.97%; SEI Trust Company, Attn: Jacqueline Esposito, 680 E. Swedesford Road, Wayne, PA 19087, 22.13%.

    Core Fixed Income Portfolio--Class A: SEI Trust Company, Attn: Jacqueline Esposito, 680 E. Swedesford Road, Wayne, PA 19087, 60.51%.

    Equity Income Portfolio--Class A: Sheldon & Co. (Integra), c/o National City, Attn: Trust Mutual Funds, P.O. Box 94777, LOU 6012, Cleveland, OH 44101, 9.33%; Unit & Co., c/o U.S. National Bank of Oregon, Attn: Tom Coleman, Trust Department Securities Clearance, P.O. Box 7928, Boise, ID 83707, 5.43%; SEI Trust Company, Attn: Jacqueline Esposito, 680 E. Swedesford Road, Wayne, PA 19087, 10.10%.

    High Yield Bond Portfolio--Class A: SEI Trust Company, Attn: Jacqueline Esposito, 680 E. Swedesford Road, Wayne, PA 19087, 87.50%.

    Large Cap Growth Portfolio--Class A: SEI Trust Company, Attn: Jacqueline Esposito, 680 E. Swedesford Road, Wayne, PA 19087, 64.87%.

    Large Cap Value Portfolio--Class A: SEI Trust Company, Attn: Jacqueline Esposito, 680 E. Swedesford Road, Wayne, PA 19087, 60.20%.

    Mid-Cap Portfolio--Class A: BMS and Company, c/o Central Trust Bank, Attn:
Wanda McGlade, P.O. Box 779, Jefferson City, MO 65102, 11.87%; SEI Trust Company, Attn: Jacqueline Esposito, 680 E. Swedesford Road, Wayne, PA 19087, 42.45%; First American Trust Company, Attn: Jeff Eubanks, 800 First American Center, Nashville, TN 37237-0801, 7.05% Ingersol and Company, c/o Brenton Bank,
Attn: Laurie Konrad, P.O. Box 891, Des Moines, IA 50309, 5.56%.

    Small Cap Growth Portfolio--Class A: Valle, c/o Marshall & Iisley, 1000 North Water Street TR 11, Milwaukee, WI 53202, 7.99%; SEI Trust Company, Attn:
Jacqueline Esposito, 680 E. Swedesford Road, Wayne, PA 19087, 36.01%.

    Small Cap Value Portfolio--Class A: SEI Trust Company, Attn: Jacqueline Esposito, 680 E. Swedesford Road, Wayne, PA 19087, 64.48%.

                                    EXPERTS

    The financial statements and the financial highlights have been audited by Price Waterhouse LLP, independent public accountants.

                              FINANCIAL STATEMENTS

    The Trust's financial statements for the fiscal year ended September 30, 1996, including notes thereto and the report of Price Waterhouse LLP thereon, are herein incorporated by reference from the Trust's 1996 Annual Report. A copy of the 1996 Annual Report must accompany the delivery of this Statement of Additional Information.

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